REGISTRATION NO. 2-83631/811-3738

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X	]

Pre-Effective Amendment No.	[	]
Post-Effective Amendment No. 61	[X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X	]

Amendment No. 60	[X	]

VALIC COMPANY I

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NORI L. GABERT, ESQ.

2919 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

713.831.5165

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

THE CORPORATION TRUST COMPANY

300 EAST LOMBARD ST.

BALTIMORE, MARYLAND 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:

DAVID M. LEAHY, ESQ.

SULLIVAN & WORCESTER LLP

1666 K STREET, N.W.

WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)

[X]	On October 1, 2012, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on October 1, 2011, pursuant to paragraph (a)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC Company I

Prospectus

October 1, 2012

VALIC Company I (“VC I”) is a mutual fund complex made up of 33 separate funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has its own investment objective. Each Fund is explained in more detail in its Fund Summary contained in this prospectus.

Ticker Symbol:
Asset Allocation Fund	VCAAX
Blue Chip Growth Fund	VCBCX
Broad Cap Value Income Fund	VBCVX
Capital Conservation Fund	VCCCX
Core Equity Fund	VCCEX
Dividend Value Fund	VCIGX
Emerging Economies Fund	VCGEX
Foreign Value Fund	VCFVX
Global Real Estate Fund	VGREX
Global Social Awareness Fund	VCSOX
Global Strategy Fund	VGLSX
Government Securities Fund	VCGSX
Growth Fund	VCULX
Growth & Income Fund	VCGAX
Health Sciences Fund	VCHSX
Inflation Protected Fund	VCTPX
International Equities Fund	VCIEX
International Government Bond Fund	VCIFX
International Growth Fund	VCINX
Large Cap Core Fund	VLCCX
Large Capital Growth Fund	VLCGX
Mid Cap Index Fund	VMIDX
Mid Cap Strategic Growth Fund	VMSGX
Money Market I Fund	VCIXX
Nasdaq-100 Index Fund	VCNIX
Science & Technology Fund	VCSTX
Small Cap Aggressive Growth Fund	VSAGX
Small Cap Fund	VCSMX
Small Cap Index Fund	VCSLX
Small Cap Special Values Fund	VSSVX
Small-Mid Growth Fund	VSSGX
Stock Index Fund	VSTIX
Value Fund	VAVAX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

FUND SUMMARY: ASSET ALLOCATION FUND

Investment Objective

The Fund seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.77%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among common stocks, intermediate and long-term bonds (fixed income securities) and money market securities. As a result, the Fund’s investments may change often. Also, the Fund can invest 100% in just one of these asset classes. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Unlike an index fund, which tries to increase the money you invest by matching a specific index’s performance, the Fund tries to perform better than a blend of three market sectors measured by:

•	the Standard & Poor’s 500 Index;
•	the Barclays U.S. Aggregate Bond Index; and
•	Treasury-Bill 3 Month Index.

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund’s assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund’s assets approximately according to the following asset classes:

•	Common stocks and equity securities	55%
•	Intermediate and long-term bonds	35%
•	High quality money market securities	10%

The Fund’s equity assets generally consist of large capitalization common stocks. The Fund’s fixed income assets generally consist of investment grade corporate debt securities and U.S. government securities. A significant portion of the Fund’s U.S. government securities may be issued or guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”).

The allocation among the three asset classes may differ from the percentages referenced above at the sole discretion of the sub-adviser. The Fund has established separate sub-objectives for investments in each of the three market sectors.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or

FUND SUMMARY: ASSET ALLOCATION FUND

the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Liquidity Risk: If the active trading market for certain securities becomes limited or non-existent, it can become more difficult to sell the securities at or near their perceived value. This may cause the value of such securities and the Fund’s share price to fall dramatically.

U.S. Government Obligations Risk: U.S Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P500® Index, a blended index and each of its components. The Blended Index is comprised of the S&P 500® Index (55%), the Barclays U.S. Aggregate Bond Index (35%) and the Citi Treasury Bill 3 Month Index (10%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: ASSET ALLOCATION FUND

During the periods shown in the bar chart, the highest return for a quarter was 13.14% (quarter ending September 30, 2009) and the lowest return for a quarter was -10.95% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 8.14%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	0.92%	3.43%	4.91%
S&P 500® Index	2.11%	-0.25%	2.92%
Blended Index	4.20%	2.69%	4.16%
Barclays U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
Citi Treasury Bill 3 Month Index	0.08%	1.36%	1.85%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Michael Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation
Jose R. Aragon	2008	Vice President and Portfolio Manager, Asset Allocation Products
Robert Vanden Assem, CFA	2002	Managing Director, Head of Investment Grade Fixed Income
Kate Faraday	2012	Vice President and Portfolio Manager/ Trader

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: BLUE CHIP GROWTH FUND

Investment Objective

The Fund seeks long-term capital growth. Income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.86%
Expense Reimbursement	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$273	$476	$1,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. Generally, large- and mid-cap stocks will include companies whose market capitalizations, at the time of purchase, are greater than or equal to the smallest company included in the Russell Midcap Index. The smallest company in the index as of the latest reconstitution of the Russell Midcap® Index on June 22, 2012 had a market-cap of approximately $1.354 billion.

Blue chip growth companies are firms that, in the sub-adviser’s view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day

FUND SUMMARY: BLUE CHIP GROWTH FUND

and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Large Capitalization and Mid-Cap Company Risk: Investing primarily in large capitalization and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, causing a wide variation in performance. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 17.79% (quarter ending June 30, 2009) and the lowest return for a quarter was -25.29% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 12.11%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	1.46%	1.73%	3.03%
S&P 500® Index	2.11%	-0.25%	2.92%

FUND SUMMARY: BLUE CHIP GROWTH FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by T. Rowe Price Associates, Inc.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Larry J. Puglia, CFA	2000	Vice President

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: BROAD CAP VALUE INCOME FUND

Investment Objective

The Fund seeks total return through capital appreciation with income as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.06%
Expense Reimbursement	0.21%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$316	$564	$1,275

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. large and mid-cap companies that the sub-adviser believes are undervalued. Generally, these companies will have a market capitalization of at least $1 billion, though the Fund may invest to a limited extent in small-capitalization companies.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks, but it may also invest in other equity securities that the sub-adviser believes provide opportunities for total return. In addition, the Fund may invest up to 20% of its net assets in foreign securities, including depositary receipts.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FUND SUMMARY: BROAD CAP VALUE INCOME FUND

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as foreign securities. Unlike sponsored depositary receipts, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of such depositary receipts.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large Capitalization and Mid-Cap Company Risk: Investing primarily in large capitalization and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Small Company Risk: Investing in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 16.05% (quarter ending June 30, 2009) and the lowest return for a quarter was -19.19% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 6.76%.

FUND SUMMARY: BROAD CAP VALUE INCOME FUND

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Year	Since Inception (12/05/2005)
Fund	1.67%	-0.52%	2.08%
Russell 1000® Value Index	0.39%	-2.64%	1.02%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

James P. Barrow	2012	Executive Manager and Portfolio Manager

Robert J. Chambers	2012	Managing Director and Portfolio Manager
Timothy J. Culler	2005	Managing Director and Portfolio Manager
Mark Giambrone	2005	Managing Director and Portfolio Manager
Ray Nixon Jr.	2012	Executive Director and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: CAPITAL CONSERVATION FUND

Investment Objective

The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.66%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

The Fund invests at least 75% of the Fund’s total assets at the time of purchase in investment-grade, intermediate- and long-term corporate bonds, including dollar denominated foreign corporate bonds, securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, securities issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), collateralized mortgage obligations (“CMOs”), and high quality money market securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

FUND SUMMARY: CAPITAL CONSERVATION FUND

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day.

Mortgage Risk: Mortgage-related securities are similar to other debt securities in that they are sensitive to interest rates. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

U.S. Government Obligations Risk: U.S Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: CAPITAL CONSERVATION FUND

During the periods shown in the bar chart, the highest return for a quarter was 5.62% (quarter ending September 30, 2009) and the lowest return for a quarter was -2.55% (quarter ending June 30, 2004). For the year-to-date through June 30, 2012, the Fund’s return was 3.69%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	6.83%	5.16%	4.90%
Barclays U.S. Aggregate Bond Index	7.84%	6.50%	5.78%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Dana G. Burns	2008	Managing Director and Portfolio Manager
Robert Vanden Assem, CFA	2002	Managing Director and Head of Investment Grade Fixed Income

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: CORE EQUITY FUND

Investment Objective

The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.80%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.94%
Expense Reimbursement	0.14%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$286	$506	$1,142

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in quality large-cap companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in equity securities, consisting primarily of common stocks. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack

FUND SUMMARY: CORE EQUITY FUND

the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company, LLP served as a sub-adviser from September 1, 1999 to March 5, 2007 and Edge Asset Management, Inc. (formerly, WM Advisors, Inc.) served as a co-sub-adviser from January 1, 2002 to March 5, 2007. BlackRock Investment Management, LLC (“BlackRock”) assumed sub-advisory duties of the Fund on March 5, 2007.

During the periods shown in the bar chart, the highest return for a quarter was 15.86% (quarter ending June 30, 2003) and the lowest return for a quarter was -20.75% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 6.61%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-0.48%	-2.14%	1.07%
Russell 1000® Index	1.50%	-0.02%	3.34%

FUND SUMMARY: CORE EQUITY FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by BlackRock.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Chris Leavy, CFA	2012	Managing Director and Chief Investment Officer of Fundamental Equity (Americas)
Peter Stournaras, CFA	2012	Managing Director
Kevin Rendino	2007	Managing Director

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: DIVIDEND VALUE FUND

Investment Objective

The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.82%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.89%
Expense Reimbursement	0.07%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.82%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$277	$486	$1,090

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. In selecting portfolio securities, the sub-adviser will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or the sub-adviser believes such securities have particularly good prospects for capital appreciation.

The Fund may also invest in convertible securities and non-convertible preferred stock.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings

FUND SUMMARY: DIVIDEND VALUE FUND

disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

Income Producing Stock Availability Risk: Income producing common stock meeting the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors, thus limiting the ability of the Fund to produce current income while remaining fully diversified.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to June 7, 2010, the Fund was sub-advised by American Century Investment Management, Inc. BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica Asset Management Corp. (“SAAMCo”) assumed sub-advisory duties of the Fund on June 7, 2010. Effective June 7, 2010, the Fund’s investment strategy changed from investing predominantly in large-cap companies with a value style to investing at least 80% of its assets in dividend paying equity securities, which may include both value- and growth-oriented styles.

As of July 31, 2012, BlackRock managed approximately 65% of the Fund’s assets and SAAMCo managed approximately 35% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 16.25% (quarter ending June 30, 2003) and the lowest return for a quarter was -20.47% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 7.90%.

FUND SUMMARY: DIVIDEND VALUE FUND

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	8.17%	-1.09%	3.12%
Russell 1000® Value Index	0.39%	-2.64%	3.89%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by BlackRock and SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

BlackRock
Robert M. Shearer, CFA	2010	Managing Director and Portfolio Manager
Kathleen M. Anderson	2010	Managing Director and Portfolio Manager
David J. Cassese, CFA	2011	Director and Portfolio Manager

SAAMCo
Brendan Voege, CFA	2010	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: EMERGING ECONOMIES FUND

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.04%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of value of its net assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom,

the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Fund is not required to allocate its investments in any set percentages to any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund, from time to time, may invest a significant portion of its assets in one or more countries or regions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it is permitted invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may use currency forwards to hedge a portion of its foreign currency exposure into the U.S. dollar.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

The Fund’s equity securities generally consist of common and preferred stock. The Fund may also invest in depositary receipts. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be

FUND SUMMARY: EMERGING ECONOMIES FUND

able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, economic, political and social conditions in those countries or regions may have a significant impact on the Fund’s investment performance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as foreign securities. Unlike sponsored depositary receipts, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of such depositary receipts.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Mid-Cap and Small Company Risk: Mid-cap and small companies usually do not have as much financial strength as very large companies and may not be able to do as well in difficult times. Investing in mid-cap and small companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, abrupt or erratic price movements, competition from larger companies, and a less liquid trading market for their stocks as compared with larger companies.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often a through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as

FUND SUMMARY: EMERGING ECONOMIES FUND

expected, in which case any losses on the instruments being hedged may not be reduced.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in shares of the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the indices noted above. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective October 1, 2011, J.P. Morgan Investment Management Inc. (“JPMIM”) assumed sub-advisory responsibilities for the Fund. From September 11, 2009 through September 30, 2011, BlackRock Financial Management, Inc. assumed sub-advisory duties on September 11, 2009. From inception through September 11, 2009, Putnam Investment Management, LLC was sub-adviser to the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 22.29% (quarter ending June 30, 2009) and the lowest return for a quarter was -24.29% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 4.69%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-13.01%	-5.91%	-1.60%
MSCI Emerging Markets Index (net)	-18.42%	2.40%	7.48%

FUND SUMMARY: EMERGING ECONOMIES FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Anuj Arora	2011	Vice President
George Iwanicki	2011	Managing Director

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: FOREIGN VALUE FUND

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.67%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.83%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The equity securities in which the Fund invests are primarily common stocks. Typically, the Fund will invest at least

80% of its net assets in “foreign securities,” as defined below, which may include emerging markets.

Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest all of its assets in securities of issuers located in emerging markets securities.

The Fund also invests in American, European and Global depositary receipts. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors.

When choosing equity investments for the Fund, the sub-adviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the sub-adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The sub-adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins, liquidation value and various other metrics to determine the intrinsic value of a stock as a function of its long-term earnings potential, balance sheet health and projected cash-flow streams.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that

FUND SUMMARY: FOREIGN VALUE FUND

stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as foreign securities. Unlike sponsored depositary receipts, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of such depositary receipts.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: FOREIGN VALUE FUND

During the periods shown in the bar chart, the highest return for a quarter was 27.93% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.79% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 0.26%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-13.01%	-3.20%	0.80%
MSCI EAFE Index (net)	-12.14%	-4.72%	0.35%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Templeton Global Advisors Ltd.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Tucker Scott, CFA	2008	Executive Vice President and Portfolio Manager(team leader)
Norman Boersma, CFA	2011	President and Portfolio Manager
Lisa Myers, CFA	2011	Executive Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: GLOBAL REAL ESTATE FUND

Investment Objective

The Fund seeks high total return through long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.95%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.92%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income or net profits are attributable to ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The principal type of securities purchased by the Fund is common stock. The Fund’s investments in real estate and real estate-related companies may include real estate investment trusts (“REITs”), REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 75% of its total assets in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in the securities of issuers economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada and Continental Europe. The sub-adviser considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such country. From time to time, the Fund’s investments with respect to a particular country may exceed 25% of its investment portfolio.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

FUND SUMMARY: GLOBAL REAL ESTATE FUND

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities.

REITs Risk: The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Concentration Risk: The Fund invests substantially in securities related to the real estate industry. Substantial investments in a particular industry or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular industry, group of industries, or sector than a fund that invests more broadly.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Synthetic Securities Risk: Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Financial Times Stock Exchange European Public Real Estate Association / National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Index (formerly FTSE EPRNA/NAREIT Global Real Estate Composite). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Invesco Advisers, Inc. (“Invesco”) is responsible for investing the portion of the Fund’s assets invested in domestic real estate securities. Goldman Sachs Asset Management, L.P. (“GSAM”) is generally responsible for investing the portion of the Fund’s assets invested in international real estate securities. As of July 31, 2012, GSAM managed approximately 60% of the Fund’s assets and Invesco managed approximately 40% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time to time.

FUND SUMMARY: GLOBAL REAL ESTATE FUND

During the periods shown in the bar chart, the highest return for a quarter was 27.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -21.47% (quarter ending March 31, 2009). For the year-to-date through June 30, 2012, the Fund’s return was 16.64%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	Since Inception (3/10/2008)

Fund	-8.00%	-1.91%
FTSE EPRA/NAREIT Developed Index	-5.82%	-1.94%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company (“VALIC”). The Fund is sub-advised by GSAM and Invesco.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

GSAM
Frankie Chun Wah Lee	2011	Vice President and Portfolio Manager

Invesco
Joe V. Rodriguez, Jr.	2008	Lead Portfolio Manager
Mark Blackburn	2008	Portfolio Manager
Paul S. Curbo	2008	Portfolio Manager
Ping-Ying Wang	2008	Portfolio Manager
Darin Turner	2009	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in domestic and foreign companies that meet the Fund’s social criteria. The Fund primarily invests in large and mid-capitalization companies. The Fund does not invest in companies that are significantly engaged in:

•	the production of nuclear energy;
•	the manufacture of military weapons or delivery systems;
•	the manufacture of alcoholic beverages or tobacco products;
•	the operation of gambling casinos;
•	business practices or the production of products that have a severe impact on the environment;
•	labor relations disputes or breach of core international labor standards; or
•	companies that have operations in countries that pose significant human rights concerns.

Under normal circumstances, the Fund will invest at least 80% of net assets in common stocks and 50% of net assets in foreign securities. The sub-adviser may change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities do not exceed 60% of net assets.

In addition, the Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large Capitalization and Mid-Cap Company Risk: Investing primarily in large capitalization and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Social Criteria Risk: Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Warrant Risk: A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI World Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Performance for periods prior to October 1, 2007 reflects results when the Fund was managed using an investment strategy that focused on U.S. companies that met the Fund’s social criteria.

During the periods shown in the bar chart, the highest return for a quarter was 21.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.46% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 6.12%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-6.18%	-2.79%	1.27%
MSCI World Index (net)	-5.54%	-2.37%	3.62%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Kate Faraday	2012	Vice President and Portfolio Manager/ Trader
Michael Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation
Sheedsa Ali	2012	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: GLOBAL STRATEGY FUND

Investment Objective

The Fund seeks high total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.67%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. The mix of investments will be adjusted to capitalize on the total return potential produced by changing economic conditions throughout the world. The sub-adviser primarily selects securities that the sub-adviser believes are undervalued in relation to the securities’ fundamental economic value.

There are no minimum or maximum percentage targets for each asset class, though under normal market conditions the Fund invests 50% to 80% of its assets in equity securities. The Fund’s fixed income assets will generally consist of “investment grade” debt securities.

In addition, under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, including foreign equity securities and foreign sovereign debt securities. Although the Fund generally invests in securities of issuers located in developed countries, the Fund may invest up to 50% of its total assets in securities of issuers located in emerging markets.

The Fund may seek to hedge (protect) the value of one or more security it holds, or intends to acquire or sell, against adverse changes in foreign currency values through the use of foreign currency forward contracts and foreign currency futures contracts (together, “currency forwards”). The Fund also may use currency forwards or other derivatives for non-hedging purposes, such as to gain exposure indirectly to a security or foreign currency or in anticipation of changes in the value of a foreign currency.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result.

FUND SUMMARY: GLOBAL STRATEGY FUND

The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Credit Risk: The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. When currency forwards are used by the Fund for hedging purposes, there is a risk that due to imperfect correlations, the currency forwards will not fully hedge against adverse changes in foreign currency values or, under extreme market conditions, will not provide any hedging benefit. The successful use of currency forwards for non-hedging purposes usually depends on the portfolio managers’ ability to forecast movements in foreign currency values and may be speculative. Should these values move in unexpected ways, the Fund may not achieve the anticipated benefit from using currency forwards, and it may realize losses, which could be significant.

Counterparty Risk: Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

FUND SUMMARY: GLOBAL STRATEGY FUND

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI Index (net) and a Blended Index, which is composed of the J.P. Morgan GBI Global (unhedged) (40%) and the MSCI ACWI Index (60%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 14.42% (quarter ending June 30, 2009) and the lowest return for a quarter was -13.53% (quarter ending September 30, 2011). For the year-to-

date through June 30, 2012, the Fund’s return was 5.44%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-2.22%	3.38%	6.31%
MSCI ACWI (net)	-7.35%	-1.93%	1.70%
JPM GBI Global (unhedged)	7.22%	7.61%	7.51%
Blended Index	-1.41%	2.33%	4.46%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Franklin Advisers, Inc. (“Franklin Advisers”), which manages the debt portion of the Fund, and Templeton Investment Counsel, LLC (“Templeton Investment”), which manages the equity portion of the Fund.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Franklin Advisers
Michael Hasenstab	2005	Senior Vice President, Director and Portfolio Manager
Templeton Investment
Peter A. Nori	2005	Executive Vice President and Portfolio Manager
Heather Waddell	2012	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: GOVERNMENT SECURITIES FUND

Investment Objective

The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.67%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.19%
Expense Reimbursement	0.02%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.67%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$219	$382	$857

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 230% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities.

The Fund may also invest in mortgage-related securities, asset-backed securities, repurchase agreements, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars.

The sub-advisers may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

FUND SUMMARY: GOVERNMENT SECURITIES FUND

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mortgage Risk: Mortgage-related securities are similar to other debt securities in that they are sensitive to interest rates. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Repurchase Agreements Risk: Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of the Fund to decline.

FUND SUMMARY: GOVERNMENT SECURITIES FUND

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bank of America Merrill Lynch (“BofA ML”) U.S. Treasury Master Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective October 1, 2012, the Fund changed its broad-based index from the BofA ML U.S. Treasury Master Index to the Barclays U.S. Government Bond Index, which management believes is a comparable index. Management further believes that the changes will enhance the operations and administration of the Fund.

PineBridge Investments LLC (and its predecessors) served as sub-adviser of the Fund from January 1, 2002 to August 7, 2009. SunAmerica Asset Management Corp. (“SAAMCo”) assumed sub-advisory duties effective August 10, 2009. J.P. Morgan Investment Management Inc. (“JPMIM”) assumed co-sub-advisory duties effective November 11, 2011. As of July 31, 2012, SAAMCo and JPMIM each managed approximately 50% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 6.87% (quarter ending December 31, 2008) and the lowest return for a quarter was -3.36% (quarter ending December 31, 2010). For the year-to-date through June 30, 2012, the Fund’s return was 2.35%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	9.78%	5.35%	4.87%
BofA ML US Treasury Master Index	9.79%	6.83%	5.71%
Barclays U.S. Government Bond Index	9.02%	6.56%	5.59%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by SAAMCo and JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

SAAMCo
Michael Cheah, CFA	2009	Senior Vice President and Senior Portfolio Manager

JPMIM
Michael Sais	2011	Managing Director and Portfolio Manager
Robert Manning	2011	Executive Director and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: GROWTH FUND

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.81%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.71%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.84%
Expense Reimbursement	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.81%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$265	$463	$1,034

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by investing its assets using three distinct investment strategies: a growth strategy, a disciplined growth strategy and a global growth strategy. The percentage of assets devoted to a particular strategy may vary due to differences in asset class performance or prevailing market conditions.

	Growth Strategy	Disciplined Growth Strategy	Global Growth Strategy

Long Term Allocation Target	65%	20%	15%
Operating Ranges over Short-Term Periods	65%	20-35%	0-15%

With respect to the Growth Strategy, the sub-adviser invests primarily in larger sized U.S. companies that are demonstrating business improvement such as accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. The sub-adviser also may invest in securities of foreign companies, including companies located in emerging markets.

With respect to the Disciplined Growth Strategy, the sub-adviser will invest primarily in large, those with a market capitalization greater than $2 billion, publicly traded U.S. companies, using quantitative management techniques. The goal of this strategy is to provide better returns for the assets invested pursuant to this strategy than the Russell 1000® Growth Index, without taking on significant additional risk.

With respect to the Global Growth Strategy, the sub-adviser will invest primarily in equity securities of issuers located in developed countries world-wide (including the United States). Under normal market conditions, the strategy will primarily consist of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. In addition, the portfolio managers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The Fund may invest up to 20% of its total assets in securities of companies located in foreign countries. The

FUND SUMMARY: GROWTH FUND

sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible

FUND SUMMARY: GROWTH FUND

loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 16.27% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.80% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 10.51%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-0.62%	3.23%	1.72%
Russell 1000® Growth Index	2.64%	2.50%	3.24%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by American Century Investment Management, Inc.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Gregory J. Woodhams, CFA	2007	Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager
E.A. Prescott LeGard, CFA	2007	Vice President and Senior Portfolio Manager
William Martin, CFA	2007	Senior Vice President and Senior Portfolio Manager
Lynette Pang, CFA	2007	Portfolio Manager
Keith Creveling, CFA	2007	Senior Vice President and Senior Portfolio Manager
Brent Puff	2008	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: GROWTH & INCOME FUND

Investment Objective

The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.98%
Expense Reimbursement	0.13%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$299	$529	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 227% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in stocks that will provide current income. The sub-adviser uses a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities. The Fund principally invests in large capitalization companies. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset

FUND SUMMARY: GROWTH & INCOME FUND

classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 15.82% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.06% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 8.30%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-4.35%	-2.40%	1.00%
S&P 500® Index	2.11%	-0.25%	2.92%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by SAAMCo.

FUND SUMMARY: GROWTH & INCOME FUND

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Janet Walsh	2011	Senior Vice President and Senior Portfolio Manager
Steve Neimeth	2004	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: HEALTH SCIENCES FUND

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.16%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”). While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and mid-cap companies.

The Fund’s sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

While most assets will be invested in U.S. common stocks, the Fund may invest in options, as well as foreign stocks, in keeping with Fund objectives. The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund writes call and put options primarily as a means of generating additional income. Normally, the Fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility. The Funds also uses options to hedge against losses and to lock-in gains when stocks appreciate.

In pursuing its investment objective, the sub-adviser has the discretion to deviate from its normal investment criteria, as described in this Fund Summary, when it perceives an opportunity for substantial appreciation. These situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development or a change in management.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Health Sector Risk: Since the Fund is concentrated in the health sciences industry, the Fund is less diversified than funds investing in a broader range of industries and could experience significant volatility. The Fund may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in

FUND SUMMARY: HEALTH SCIENCES FUND

related businesses such as hospital management and managed care. Developments that could adversely affect the Fund include: increased competition within the health care industry, changes in legislation or government regulations, including uncertainty regarding health care reform and how it will be implemented, reductions in government funding or price controls imposed by a government, product liability or other litigation and the obsolescence of popular products.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Concentration Risk: The Fund invests substantially in the health industry. Substantial investments in a particular market, industry, group of industries, or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, or sector than a fund that invests more broadly.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. Writing options exposes the Fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the Fund.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often a through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large Capitalization and Mid-Cap Company Risk: Investing primarily in large capitalization and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Health Care Index. Fees and

FUND SUMMARY: HEALTH SCIENCES FUND

expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 18.44% (quarter ending June 30, 2003) and the lowest return for a quarter was -19.49% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 24.68%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	10.48%	6.84%	6.92%
S&P 500® Health Care Index	12.69%	2.84%	2.26%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by T. Rowe Price Associates, Inc.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Kris H. Jenner, M.D., D. Phil	2000	Vice President

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: INFLATION PROTECTED FUND

Investment Objective

The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.65%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.61%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB– or higher by Standard & Poor’s Ratings Services. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Risks of Investing in Inflation-Indexed Securities: If the interest rate rises for reasons other than inflation, the value of inflation-indexed securities can be negatively impacted. In certain interest rate environments, such instruments may experience greater losses than other fixed income securities with similar durations.

Risks of Inflation Indexing Methodology: An inflation index may not accurately measure the real rate of inflation in the prices of goods and services, whether for the U.S. or a foreign country. Market perceptions of adjustment times or a lag between the time a security is adjusted for inflation and the time interest is paid can each adversely affect an inflation-indexed security,

FUND SUMMARY: INFLATION PROTECTED FUND

particularly during periods of significant, rapid changes in inflation.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

Currency Risk: Because the Fund’s foreign investments may be denominated in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays U.S. Treasury Inflation-Protected Securities (“TIPS”) Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: INFLATION PROTECTED FUND

During the periods shown in the bar chart, the highest return for a quarter was 4.00% (quarter ending December 31, 2007) and the lowest return for a quarter was -5.03% (quarter ending September 30, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 4.34%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/20/2004)

Fund	10.11%	6.09%	4.77%
Barclays U.S. TIPS Index	13.56%	7.95%	6.08%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Robert Vanden Assem, CFA	2004	Managing Director and Head of Investment Grade Fixed Income
Amit Agrawal	2010	Managing Director and Senior Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: INTERNATIONAL EQUITIES FUND

Investment Objective

The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.31%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.53%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in large-cap stocks domiciled in developed markets located outside North America, utilizing both active and passive investment strategies.

The Fund’s active investment strategy utilizes both quantitative and fundamental research and techniques to select securities, and combined with the Fund’s passive investment strategy, has the objective of modest outperformance relative to the MSCI EAFE Index. Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest up to 15% of its net assets in securities of issuers located in emerging markets.

The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. The Fund uses derivatives to manage the Fund’s cash position and to make investments in issuers located in specific geographic regions.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FUND SUMMARY: INTERNATIONAL EQUITIES FUND

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 25.37% (quarter ending June 30, 2009) and the lowest return for a quarter was -20.95% (quarter ending December 31, 2008). For the year-to-

FUND SUMMARY: INTERNATIONAL EQUITIES FUND

date through June 30, 2012, the Fund’s return was 2.77%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-13.10%	-5.54%	2.99%
MSCI EAFE Index (net)	-12.14%	-4.72%	4.67%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Kate Faraday	2012	Vice President and Portfolio Manager/ Trader
Michael Kelly, CFA	2001	Managing Director and Global Head of Asset Allocation
Sheedsa Ali	2012	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: INTERNATIONAL GOVERNMENT BOND FUND

Investment Objective

The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.67%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities (“junk bonds”). Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions.

Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective. The Fund may invest significantly in government securities of emerging market countries.

The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign

FUND SUMMARY: INTERNATIONAL GOVERNMENT BOND FUND

currencies and the U.S. dollar. Such gains or losses may be substantial.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions.

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bond Risk: High yielding, high risk fixed income securities (“junk bonds”), may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of lower rated fixed income securities are less secure financially and their securities are more sensitive to downturns in the economy. The market for lower rated fixed income securities may not be as liquid as that for more highly rated securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Non-Diversification Risk: Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citigroup World Government Bond Index (WGBI) (unhedged), the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified Index and a Blended Index, which is composed of the Citigroup WGBI (unhedged) (70%) and the J.P. Morgan EMBI Global Diversified Index (30%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: INTERNATIONAL GOVERNMENT BOND FUND

During the periods shown in the bar chart, the highest return for a quarter was 9.12% (quarter ending September 30, 2010) and the lowest return for a quarter -4.48% (quarter ending September 30, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 3.23%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	4.48%	6.05%	8.36%
Citigroup WGBI (unhedged)	6.35%	7.10%	7.73%
JPMorgan EMBI Global Diversified Index	7.35%	7.87%	10.62%
Blended Index	6.68%	7.45%	8.69%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Anders Faergemann	2009	Managing Director and Senior Portfolio Manager, Emerging Market Debt
Anthony King	2002	Managing Director, Investment Grade Fixed Income
Rajeev Mittal	2002	Managing Director, Head of Emerging Markets and International Fixed Income

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: INTERNATIONAL GROWTH FUND

Investment Objective

The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.01%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.92%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.11%
Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.01%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$343	$602	$1,343

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Each of the Fund’s sub-advisers uses a proprietary investment strategy to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser’s investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. The Fund’s equity securities will generally consist of common stock and depositary receipts.

The Fund may also invest a portion of its assets in forward currency exchange contracts, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.

The Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The Fund may also invest up to 20% of its net assets in the securities of emerging market (non-developed) countries.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: INTERNATIONAL GROWTH FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as foreign securities. Unlike sponsored depositary receipts, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of such depositary receipts.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions.

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast

FUND SUMMARY: INTERNATIONAL GROWTH FUND

growing stocks trade at higher multiple of current earnings.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Price Volatility Risk: The Fund’s investment strategy may subject the Fund’s portfolio to increased volatility. Volatility may cause the value of the Fund’s portfolio to fluctuate significantly in the short term.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

American Century Investment Management, Inc. (“American Century”) has served as sub-adviser of the Fund since its inception. Invesco Advisers, Inc. (“Invesco”) and Massachusetts Financial Services Company (“MFS”) have served as co-sub-advisers since June 20, 2005. As of July 31, 2012, American Century managed approximately 50% of the Fund’s assets and Invesco and MFS each managed approximately 25% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 21.24% (quarter ending June 30, 2009) the lowest return for a quarter -20.83% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 5.28%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-9.81%	-1.77%	4.53%
MSCI EAFE Index (net)	-12.14%	-4.72%	4.67%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company (“VALIC”). The Fund is sub-advised by American Century, Invesco and MFS.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

American Century
Alexander Tedder	2006	Senior Vice President and Senior Portfolio Manager
Rajesh Gandhi, CFA	2008	Vice President and Portfolio Manager
Invesco

FUND SUMMARY: INTERNATIONAL GROWTH FUND

Clas G. Olsson	2005	Lead Portfolio Manager
Mark Jason	2011	Portfolio Manager
Jason T. Holzer	2005	Portfolio Manager
Shuxin (Steve) Cao	2005	Portfolio Manager
Matthew W. Dennis	2005	Portfolio Manager

MFS
Marcus L. Smith	2005	Investment Officer and Portfolio Manager
Daniel Ling, CFA	2009	Investment Officer and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: LARGE CAP CORE FUND

Investment Objective

The Fund seeks capital growth with the potential for current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.89%
Expense Reimbursement	0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$280	$489	$1,092

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large capitalization U.S. companies. Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 22, 2012, the market capitalization range of the companies in the Index was approximately $1.354 billion to $540 billion.

The Fund’s stock selection is based on a diversified style of equity management that allows it to invest in both growth- and value-oriented equity securities.

The Fund may invest up to 20% of its total assets in foreign securities, including issuers located in emerging markets.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

FUND SUMMARY: LARGE CAP CORE FUND

Equity Securities Risk: The Fund generally invests in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Growth Style Risk: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Value Style Risk: Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Sub-adviser’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to November 14, 2011, the Fund was sub-advised by Wells Capital Management Incorporated. Columbia Management Investment Advisers, LLC (“Columbia”) assumed sub-advisory duties effective November 11, 2011.

FUND SUMMARY: LARGE CAP CORE FUND

Effective November 14, 2011, the Fund changed its benchmark from the S&P 500® Index to the Russell 1000® Index. Management believes the Russell 1000® Index better reflects the investment style of the new sub-adviser, Columbia.

During the periods shown in the bar chart, the highest return for a quarter was 18.89% (quarter ending June 30, 2009) and the lowest return for a quarter -21.87% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 9.43%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-1.04%	3.11%	4.32%
S&P 500® Index	2.11%	-0.25%	2.03%
Russell 1000® Index	1.50%	-0.02%	2.19%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Columbia.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Guy Pope	2011	Managing Director and Senior Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: LARGE CAPITAL GROWTH FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.80%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.64%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.78%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in common stocks. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 22, 2012, the market capitalization range of the companies in the Index was approximately $1.354 billion to $540 billion.

The Fund may invest up to 25% of its total assets in foreign securities. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

FUND SUMMARY: LARGE CAPITAL GROWTH FUND

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Growth Style Risk: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

As of July 31, 2012, SunAmerica Asset Management Corp. (“SAAMCo”) and Invesco Advisers, Inc. (“Invesco”) each managed approximately 50% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

FUND SUMMARY: LARGE CAPITAL GROWTH FUND

During the periods shown in the bar chart, the highest return for a quarter was 13.76% (quarter ending September 30, 2009) the lowest return for a quarter -21.95% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 8.70%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/20/2004)

Fund	-6.12%	0.12%	1.91%
Russell 1000® Growth Index	2.64%	2.50%	4.08%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by SAAMCo and Invesco.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Invesco
Ido Cohen	2010	Portfolio Manager
Erik Voss CFA	2010	Lead Portfolio Manager

SAAMCo
Janet Walsh	2011	Senior Vice President and Senior Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-

dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: MID CAP INDEX FUND

Investment Objective

The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.38%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The sub-adviser seeks a tracking difference of 0.05% or less.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that

FUND SUMMARY: MID CAP INDEX FUND

stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P MidCap 400® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective December 1, 2009, SunAmerica Asset Management Corp. (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 20.19% (quarter ending September 30, 2009) and the lowest return for a quarter -26.30% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 7.71%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-2.01%	3.05%	6.70%
S&P MidCap 400® Index	-1.73%	3.32%	7.04%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by SAAMCo.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: MID CAP STRATEGIC GROWTH FUND

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.86%
Expense Reimbursement	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$273	$476	$1,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The sub-advisers seek long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid-cap companies and foreign companies.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap Growth Index to the market capitalization of the largest company in the Russell Midcap Growth Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap Growth Index on July 31, 2012, the market capitalization range of the companies in the Index was approximately $204.3 million to $20.4 billion.

The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Fund may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

The sub-advisers may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: MID CAP STRATEGIC GROWTH FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

REITs Risk: The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell Midcap Growth Index. Fees and

FUND SUMMARY: MID CAP STRATEGIC GROWTH FUND

expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Morgan Stanley Investment Management Inc. (“Morgan Stanley”) has managed a portion of the Fund’s assets since inception. PineBridge Investments, LLC (as successor to Brazos Capital Management, L.P.) served as a sub-adviser from the Fund’s inception through March 22, 2011. RCM Capital Management, LLC (“RCM”) assumed sub-advisory duties of the Fund effective March 22, 2011.

As of July 31, 2012, Morgan Stanley manages approximately 60% of the Fund’s assets and RCM manages approximately 40% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 24.25% (quarter ending June 30, 2009) the lowest return for a quarter -27.30% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 5.98%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/20/2004)

Fund	-6.75%	3.11%	5.03%
Russell Midcap Growth Index	-1.65%	2.44%	5.23%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Morgan Stanley and RCM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Morgan Stanley
Dennis Lynch	2005	Head of Growth Investing and Managing Director
David Cohen	2005	Managing Director
Sandeep Chainani, CFA	2005	Managing Director
Alexander Norton	2005	Executive Director
Jason Yeung, CFA	2005	Managing Director
Armistead Nash	2005	Executive Director

RCM
Louise M. Laufersweiler, CFA	2011	Director, CIO –Small- and Mid- Cap Equities and Lead Portfolio Manager
Steven Klopukh	2011	Director – Mid Cap Strategies and Senior Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: MONEY MARKET I FUND

Investment Objective

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.55%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.52%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Principal Investment Strategies of the Fund

The Fund’s principal investment strategy is to invest primarily in high-quality money market instruments selected principally on the basis of quality and yield.

The principal investment technique of the Fund is to invest in high-quality, short-term money market instruments, including U.S. government securities, certificates of deposit, bankers’ acceptances and time deposits, commercial paper and other short-term obligations of U.S. and foreign corporations, repurchase agreements and asset-backed securities.

The Fund is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, the Fund must follow rules of the Securities and Exchange Commission (“SEC”) as to the credit quality, liquidity, diversification and maturity of its investments.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Credit Risk: The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Financial Services Exposure Risk: A substantial portion of the Fund’s portfolio may be comprised of money market instruments issued by banks. As a result, events affecting issuers in the financial services industry, including changes in government regulation and interest rates and economic downturns, may impact the creditworthiness of such issuers or their ability to honor their financial obligations. These events could have a negative impact on the Fund.

FUND SUMMARY: MONEY MARKET I FUND

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citi Treasury Bill 3 Month Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 1.22% (quarter ending December 31, 2006) and the lowest return for a quarter 0.00% (quarter ending March 31, 2011). For the year-to-date through June 30, 2012, the Fund’s return was 0.00%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	0.01%	1.43%	1.71%
Citi Treasury Bill 3 Month Index	0.08%	1.36%	1.85%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by SAAMCo.

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: NASDAQ-100 INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.53%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.59%
Expense Reimbursement	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.53%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$183	$323	$732

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in stocks that are included in the Index. The Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity. The Fund is a non-diversified fund, which means that it will invest in a smaller number of issuers than a diversified fund.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.

Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The sub-adviser seeks a tracking difference of 0.05% or less.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities,

FUND SUMMARY: NASDAQ-100 INDEX FUND

and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Concentration Risk: Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Non-Diversification Risk: Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, causing a wide variation in performance. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Nasdaq-100® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments, LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management Corp. (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

FUND SUMMARY: NASDAQ-100 INDEX FUND

During the periods shown in the bar chart, the highest return for a quarter was 19.76% (quarter ending June 30, 2009) and the lowest return for a quarter -27.87% (quarter ending June 30, 2002). For the year-to-date through June 30, 2012, the Fund’s return was 15.31%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	2.96%	5.52%	3.67%
Nasdaq-100 Index	3.67%	6.06%	4.26%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: SCIENCE & TECHNOLOGY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.88%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.02%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology.

Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country.

The sub-advisers may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in

FUND SUMMARY: SCIENCE & TECHNOLOGY FUND

performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

IPO Risk: Share prices of newly-public companies may fluctuate significantly over short periods of time.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, technology stocks historically have experienced unusually wide price swings, causing a wide variation in performance. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P® North American Technology Sector Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: SCIENCE & TECHNOLOGY FUND

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. RCM Capital Management, LLC (“RCM”) and Wellington Management Company, LLP (“Wellington Management”) assumed co-sub-advisory duties on September 19, 2005 and on January 29, 2007, respectively.

As of July 31, 2012, RCM, T. Rowe Price and Wellington Management each managed approximately one-third of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 23.21% (quarter ending June 30, 2009) and the lowest return for a -27.31% (quarter ending June 30, 2002). For the year-to-date through June 30, 2012, the Fund’s return was 8.83%.

Average Annual Total Returns (For the periods ended December 31, 2011

	1 Year	5 Years	10 Years

Fund	-5.99%	3.85%	1.89%
S&P® North American Technology Sector Index	-0.88%	3.84%	2.44%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by RCM, T. Rowe Price and Wellington Management.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

RCM
Walter C. Price, Jr.	2005	Managing Director and Portfolio Manager
Huachen Chen	2005	Managing Director and Senior Portfolio Manager
T. Rowe Price
Kennard W. Allen	2009	Vice President

Wellington Management
John F. Averill, CFA	2007	Senior Vice President and Global Industry Analyst
Nicholas B. Boullet	2007	Vice President and Global Industry Analyst
Bruce L. Glazer	2007	Senior Vice President and Global Industry Analyst
Anita M. Killian, CFA	2007	Director and Global Industry Analyst
Michael T. Masdea	2010	Vice President and Global Industry Analyst

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: SMALL CAP AGGRESSIVE GROWTH FUND

Investment Objective

The Fund seeks capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.99%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.10%
Expense Reimbursement	0.11%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.99%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$339	$596	$1,330

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of its net assets in small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 22, 2012, the market capitalization range of the companies in the Index was $101 million to $2.6 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest a portion of its assets in foreign securities (up to 10% of net assets).

The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or

FUND SUMMARY: SMALL CAP AGGRESSIVE GROWTH FUND

company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From inception through November 6, 2006, Credit Suisse Asset Management, LLC was the sub-adviser of the Fund. From November 6, 2006 through August 19, 2011, Wells Capital Management Incorporated served as sub-adviser. RS Investment Management Co. LLC “RS Investments”) assumed sub-advisory duties on August 22, 2011.

FUND SUMMARY: SMALL CAP AGGRESSIVE GROWTH FUND

During the periods shown in the bar chart, the highest return for a quarter was 25.95% (quarter ending June 30, 2009) and the lowest return for a quarter -28.59% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 9.85%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-10.21%	3.63%	3.45%
Russell 2000® Growth Index	-2.91%	2.09%	3.44%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by RS Investments.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Stephen J. Bishop	2011	Portfolio Manager
Melissa Chadwick-Dunn	2011	Portfolio Manager
D. Scott Tracy, CFA	2011	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: SMALL CAP FUND

Investment Objective

The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.93%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.05%
Expense Reimbursement	0.12%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.93%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$322	$568	$1,272

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of net assets in stocks of small companies. A company is considered a “small” company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000® Index or the S&P SmallCap 600® Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000® and S&P SmallCap 600® Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000® and S&P SmallCap 600 Indices are subject to change. If the companies in which the Fund invests are successful, these companies may grow into medium- and large-cap companies.

The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation. Stock selection may reflect a growth or a value investment approach or a combination of both.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

FUND SUMMARY: SMALL CAP FUND

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Value Style Risk: Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. Prior to June 21, 2004, Founders Asset Management, LLC was a co-sub-adviser of the Fund. American Century Investment Management and Franklin Portfolio Associate served as sub-advisers from June 21, 2004 through March 7, 2008. Bridgeway Capital Management, Inc. (“Bridgeway”) became a sub-adviser on October 1, 2006 and Invesco Advisers, Inc. (“Invesco”) became a sub-adviser on March 10, 2008.

As of July 31, 2012, Invesco, T. Rowe Price and Bridgeway managed approximately 70%, 20% and 10% of the Fund’s assets, respectively. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

FUND SUMMARY: SMALL CAP FUND

During the periods shown in the bar chart, the highest return for a quarter was 22.37% (quarter ending June 30, 2009) and the lowest return for a -25.47% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 7.13%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-0.76%	0.36%	3.95%
Russell 2000® Index	-4.18%	0.15%	5.62%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Bridgeway, Invesco and T. Rowe Price.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Bridgeway
John N.R. Montgomery	2006	Chief Investment Officer
Elena Khoziaeva, CFA	2006	Investment Management Team Member
Michael Whipple, CFA	2006	Investment Management Team Member
Rasook Shaik, CFA	2007	Investment Management Team Member
Christine Liang, CFA	2010	Investment Management Team Member
Invesco
Juliet S. Ellis	2008	Lead Portfolio Manager
Juan R. Hartsfield	2008	Portfolio Manager
T. Rowe Price
Gregory A. McCrickard, CFA	2000	Vice President

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: SMALL CAP INDEX FUND

Investment Objective

The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.31%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.44%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of those

Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The sub-adviser seeks a tracking difference of 0.05% or less.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of

FUND SUMMARY: SMALL CAP INDEX FUND

individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments, LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management Corp. (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 23.21% (quarter ending June 30, 2003) and the lowest return for a -26.83% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 8.31%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-4.30%	-0.03%	5.33%
Russell 2000® Index	-4.18%	0.15%	5.62%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by SAAMCo.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: SMALL CAP SPECIAL VALUES FUND

Investment Objective

The Fund seeks to produce growth of capital by investing primarily in common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.90%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.93%
Expense Reimbursement	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.90%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$293	$512	$1,140

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of small U.S. companies. Generally, small-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 22, 2012, the market capitalization range of the companies in the Index was $101 million to $2.6 billion.

The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day

FUND SUMMARY: SMALL CAP SPECIAL VALUES FUND

and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Style Risk: Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wells Capital Management Incorporated (and its predecessor) (“WellsCap”) has sub-advised the Fund since its inception. Putnam Investment Management, LLC (“Putnam”) served as a co-sub-adviser of the Fund from inception through September 11, 2009. On September 11, 2009, Dreman Value Management, LLC (“Dreman”) replaced Putnam.

As of July 31, 2012, WellsCap and Dreman each managed approximately 50% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 22.35% (quarter ending September 30, 2009) and the lowest return for a quarter -27.61% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 7.26%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-4.99%	-2.49%	0.53%
Russell 2000® Value Index	-5.50%	-1.87%	1.51%

FUND SUMMARY: SMALL CAP SPECIAL VALUES FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Dreman and WellsCap.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Dreman
Mark Roach	2009	Managing Director and Portfolio Manager
Mario Tufano	2010	Portfolio Manager
WellsCap
James M. Tringas, CFA	2005	Managing Director and Senior Portfolio Manager
Robert Rifkin, CFA	2010	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: SMALL-MID GROWTH FUND

Investment Objective

The Fund seeks capital growth by investing primarily in common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.00%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.06%
Expense Reimbursement	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$331	$579	$1,289

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in stocks of U.S. companies with small and medium market capitalizations that the sub-advisers believe have the potential for above average growth. The sub-advisers may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small- and medium-sized U.S. companies. Generally, small- and mid-cap companies include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell Midcap Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap Index on June 22, 2012, the market capitalization of the largest company in the Index was approximately $17.398 billion.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

FUND SUMMARY: SMALL-MID GROWTH FUND

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wells Capital Management Incorporated (and its predecessor) (“WellsCap”) has sub-advised the Fund since its inception. On August 9, 2010, Century Capital Management, LLC (“Century Capital”) became a co-sub-adviser of the Fund. As of July 31, 2012, WellsCap and Century Capital each managed approximately 50% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time to time.

FUND SUMMARY: SMALL-MID GROWTH FUND

During the periods shown in the bar chart, the highest return for a quarter was 19.52% (quarter ending June 30, 2009) and the lowest return for a quarter - 25.96% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 9.23%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (12/05/2005)

Fund	-4.36%	-0.07%	0.99%
Russell 2000® Growth Index	-2.91%	2.09%	3.44%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Century Capital and WellsCap.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Century Capital
Donald Bisson, CFA	2010	Portfolio Manager
WellsCap
Linda Z. Freeman, CFA	2008	Senior Portfolio Manager
Jeffrey S. Drummond, CFA	2008	Senior Portfolio Manager
Jeffrey Harrison,	2008	Portfolio Manager
Paul Carder, CFA	2008	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: STOCK INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.26%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.37%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The sub-adviser seeks a tracking difference of 0.05% or less.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

FUND SUMMARY: STOCK INDEX FUND

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large Capitalization and Mid-Cap Company Risk: Investing primarily in large capitalization and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments, LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management Corp. (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 16.52% (quarter ending June 30, 2009) and the lowest return for a -22.03% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 9.25%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	1.82%	-0.55%	2.58%
S&P 500® Index	2.11%	-0.25%	2.92%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by SAAMCo.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

FUND SUMMARY: VALUE FUND

Investment Objective

The Fund seeks long-term total return, which consists of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2013, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.78%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.97%
Expense Reimbursement	0.12%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$297	$525	$1,179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its objective by investing in common stocks of companies that the sub-adviser has identified as financially sound but out-of-favor that provide above-average potential total returns and sell at below-average price/earnings multiples. The Fund employs a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While the Fund does not limit its investments to issuers within a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

In addition to the common stocks described above, the Fund may invest in securities of foreign issuers, including emerging market securities.

The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company

FUND SUMMARY: VALUE FUND

results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Large Capitalization and Mid-Cap Company Risk: Investing primarily in large capitalization and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Small Company Risk: Investing in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to June 21, 2004, Putnam Investment Management, LLC was the sub-adviser to the Fund. From June 21, 2004 through March 14, 2011, OppenheimerFunds, Inc. (“Oppenheimer”) sub-advised the Fund. Effective March 14, 2011, Wellington Management Company, LLP (“Wellington Management”) assumed sub-advisory duties of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 19.34% (quarter ending June 30, 2009) and the lowest return for a -26.94% (quarter ending December 31, 2008). For the year-to-date through June 30, 2012, the Fund’s return was 8.29%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years

Fund	-2.27%	-1.63%	2.99%

Russell 1000® Value Index	0.39%	-2.64%	3.89%

FUND SUMMARY: VALUE FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Wellington Management.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Karen H. Grimes, CFA	2011	Senior Vice President and Equity Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 98.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (the “Plans”) and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Funds’ principal investment strategies and risks are described in their respective Fund Summaries. More detail on the Funds’ investments and investment techniques are described below. The Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. Please see the section titled “Investment Glossary-Investment Risks” for a full description of the Funds’ additional risks.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for each of the Funds in this Prospectus are non-fundamental and may be changed by the Board of Directors of VALIC Company I (“VC I”) without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. References to “net assets” in the Fund Summaries take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Funds may invest in limited instances. These other securities and investment techniques are listed in the Statement of Additional Information, which you may obtain free of charge (see back cover).

VALIC, as the investment adviser of VC I, initially allocates the assets of certain Funds that have more than one sub-adviser in a manner designed to maximize investment efficiency as well as properly reflect the investment style and provide complementary fit within the Fund. VALIC allocates subscriptions and redemptions equally among the multiple sub-advisers, unless VALIC determines that a different allocation of assets would be in the best interest of the respective Fund and its shareholders. VALIC periodically reviews the asset allocation in each Fund to determine the extent to which a portion of assets managed by a sub-adviser differs from that portion initially allocated to the sub-adviser. If VALIC determines that the difference is significant, VALIC may effect a re-balancing of a Fund’s assets and adjustment of the Fund’s allocation of cash flows among sub-advisers. However, VALIC reserves the right to reallocate assets from one sub-adviser to another when it would be in the best interests of a Fund and its shareholders to do so. VALIC makes such determination based on a number of factors including to maintain a consistent investment style and to better reflect a Fund’s benchmark or its peers. In some instances, the effect of the reallocation will be to shift assets from a better performing sub-adviser to a portion of the Fund with a relatively lower total return.

Asset Allocation Fund

Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large capitalization companies that the sub-adviser believes may participate in the growth of the nation’s economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. The Fund’s fixed income securities may consist of investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Barclays U.S. Aggregate Bond Index as well as asset-backed securities and lower rated high yield fixed income securities (“junk bonds”). Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

The Fund may also use exchange-traded funds (“ETFs”) to achieve access to a diversified portfolio of foreign securities, including emerging market securities, and domestic small cap stocks.

The Fund is also subject to the following additional risks: Investment Company Risk, Currency Risk, Foreign Investment Risk, Emerging Markets Risk, Small

Company Risk, Non-Mortgage Asset-Backed Securities Risk, Junk Bond Risk, and Growth-Style Risk.

Blue Chip Growth Fund

In selecting investments for the Fund, the sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser’s investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described in the Fund Summary, when it perceives an opportunity for substantial appreciation. These situations might arise when the Fund’s sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

While most assets will be invested in common stocks, other securities may also be purchased to achieve the Fund’s objective, including futures and options, exchange-traded funds (“ETFs”), foreign securities, including American Depositary Receipts (“ADRs”), emerging market securities and other non-dollar denominated securities traded outside of the United States. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund is also subject to the following additional risks: Currency Risk, Foreign Investment Risk, Emerging Markets Risk, Depositary Receipts Risk, Currency Risk, Investment Company Risk, and Derivatives Risk.

Broad Cap Value Income Fund

The sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or “deep value” stocks are generally those that are out of favor with investors and presently trading at prices that the sub-adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser’s bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the Fund’s stocks will be in line with or lower than the average of the Russell 1000® Value Index. The sub-adviser may sell a security for a variety of reasons; however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

The Fund is also subject to the following additional risk: Emerging Markets Risk.

Capital Conservation Fund

The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Barclays U.S. Aggregate Bond Index. The Fund may acquire common stocks by conversion of income bearing securities or by exercising warrants attached to income bearing securities. The Fund may hold up to 10% of its assets in common stocks.

The Fund is also subject to the following additional risks: Convertible Securities Risk, Equity Securities Risk, Currency Risk, Foreign Investment Risks and Emerging Markets Risk.

Core Equity Fund

The sub-adviser’s investment strategy is a conservative, long-term approach which is a blend of top-down sector analysis and bottom-up security selection.

Top-Down Sector Analysis. The sub-adviser analyzes the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top-down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

Bottom-Up Security Selection. Bottom-up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

In addition to common stocks, the Fund may invest in preferred stocks and convertible securities in an effort to achieve its objective. The Fund may also use futures contracts to manage the Fund’s cash position.

The Fund is also subject to the following additional risks: Convertible Securities Risk, Preferred Stock Risk, and Derivatives Risk.

Dividend Value Fund

Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

BlackRock selects investments for the Fund that it believes will both increase in value over the long-term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. It will generally invest in approximately 80-120 securities. SAAMCo selects

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

investments for the Fund that, generally, have a dividend yield higher than the median dividend yield of dividend paying equities in the S&P 500® Index. It will generally invest in approximately 30 securities.

Emerging Economies Fund

The sub-adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the sub-adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe, which the sub-adviser uses to select securities. Securities held in the Fund that the sub-adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the sub-adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the sub-adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies. The Fund may also use participatory notes in the management of portfolio assets. Participatory notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. The sub-adviser typically uses participatory notes to access foreign markets to which the Fund lacks direct access. The Fund may also use exchange-traded futures to manage the Fund’s cash position.

The Fund is also subject to the following additional risk: Participatory Notes Risk.

Foreign Value Fund

When choosing equity investments for the Fund, the sub-adviser applies a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the sub-adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The sub-adviser also considers and analyzes a company’s price/earnings ratio, price/cash flow ratio, profit margins, liquidation value and various other metrics to determine the intrinsic value of a stock as a function of its long-term earnings potential, balance sheet health and projected cash-flow streams

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the U.S.;
•	that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.;
•	that have 50% or more of their assets outside the U.S.;
•	that are linked to non-U.S. dollar currencies; or
•	that are organized under the laws of, or with principal offices in, another country.

Depending upon current market conditions the Fund may make non-principal investments in debt securities of companies and governments located anywhere in the world.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk and Foreign Sovereign Debt Risk.

Global Real Estate Fund

Real estate and real-estate companies in which the Fund may invest include (i) real estate investment trusts (“REITs”) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may also invest in debt securities including U.S. Treasury and agency bonds and notes. The Fund may purchase debt securities including mortgage-related securities, U.S. Treasury and agency bonds and notes. The Fund may invest up to 10% of net assets in non-investment grade debt securities (commonly known as “junk bonds”).

The Fund is also subject to the following additional risks: Credit Risk, Junk Bond Risk, Interest Rate Risk, Mortgage Risk and U.S. Government Obligations Risk.

Global Social Awareness

To find out which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications, research services such as the Institutional Shareholder Services and Ethical Investment Research Services, and special magazines and papers that publish this type of information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

Global Strategy Fund

Each sub-adviser’s investment philosophy is bottom-up, value-oriented, and long-term. Templeton Investment manages the Fund’s equity investments while Franklin Advisers manages the Fund’s debt investments.

In choosing equity investments, Templeton Investment will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, Franklin Advisers allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, Franklin Advisers’ outlook for changes in interest rates, and credit risks. The Fund may invest in debt securities that are rated below investment grade or, if unrated, determined by the sub-advisers to be of comparable quality, including high yield debt securities and debt securities that are in default at the time of purchase. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-adviser’s internal analysis.

Franklin Advisers may, on behalf of the Fund, enter into various currency related transactions involving derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts (such futures will be limited to 5% of total fund assets). The use of these derivatives may allow the Fund to obtain exposure to selected currencies. These derivative instruments may be used for hedging purposes, to enhance Fund returns, to obtain exposure to various market sectors or for investment purposes.

The Fund is subject to the following additional risk: Junk Bond Risk.

Government Securities Fund

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. Such securities are high quality debt securities. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S.

Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund is also subject to the following additional risk: Derivatives Risk.

Growth Fund

For the assets invested pursuant to the Growth and Global Growth investment strategies, the sub-adviser will look for stocks of companies it believes will increase in value over time, using a proprietary investment strategy. In implementing the strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that the sub-adviser makes its investment decisions based primarily on the analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The techniques used by the sub-adviser help it buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

For the assets invested pursuant to the Disciplined Growth strategy, the sub-adviser will utilize quantitative management techniques in a two-step process. In the first step, the sub-adviser ranks stocks, primarily large (those with a market capitalization greater than $2 billion), publicly traded U.S. companies (measured by the value of their stock) from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability.

In the second step, the sub-adviser uses a quantitative model to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The sub-adviser generally sells stocks from the Fund’s portfolio when it believes:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk parameters outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

Under normal market conditions, the sub-adviser intends to keep the Fund fully invested in stocks regardless of the movement of stock prices generally. However, the Fund may purchase other types of securities from time to time, which investments will generally be non-principal investments. These investments include notes,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

bonds and other debt securities of companies, obligations of domestic or foreign governments and their agencies, and derivatives, such as options, futures and forward currency exchange contracts, which investments are primarily for hedging.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, U.S. Government Obligations Risk, Currency Risk, Foreign Sovereign Debt Risk, Derivatives Risk, Hedging Risk, and Counterparty Risk.

Growth & Income Fund

The Fund invests in stocks employing a growth-oriented approach based on fundamental research, the identification of cyclical and secular themes, and risk-aware portfolio construction. The Fund also uses an intermingling of top-down, macroeconomic themes and bottom-up stock selection. In-depth fundamental analysis identifies high-quality, companies that offer attractive growth potential, compelling valuation or opportunities to provide current income.

A universe of potential investment candidates is provided by a centralized research team consisting of ten industry analysts covering the Consumer Discretionary, Consumer Staples, Energy and Materials, Financials, REITs, Healthcare, Industrials, Information Technology, and Media and Telecommunications sectors.

The Fund may also invest in bonds, preferred stocks, convertible stocks and warrants in addition to common stocks.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, Preferred Stock Risk, Convertible Securities Risk.

Health Sciences Fund

In pursuing its investment objective, the Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized.

Options will be used by the sub-adviser mainly to protect against downside risk or to enhance the Fund’s income. Writing call options on securities that it owns exposes the Fund to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Writing put options exposes the Fund to the risk that it will have to purchase securities at a price above their market value and can increase Fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by the Fund for writing options.

While most assets will be invested in common stocks and options, the sub-adviser may employ other strategies that are not considered part of the Fund’s principal investment strategies. From time to time, the sub-adviser may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the sub-adviser may invest, to a limited extent, in futures. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the Fund and maintain liquidity while being invested in the market. To the extent the Fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Inflation Protected Fund

Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect an inflation index comparable to the CPI-U calculated by that government.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds (“TIPS”), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund’s share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

“Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. “Nominal interest rate” equals the sum of the real interest rate and the expected rate of inflation.

The Fund may also invest to a limited extent in high yield debt securities (“junk bonds”), futures, mortgage- or asset-backed securities, provided such investments in derivative instruments are consistent with the Fund’s investment policy for hedging and non-hedging purposes.

The Fund is also subject to the following additional risks: Junk Bond Risk, Derivatives Risk, Liquidity Risk, Mortgage Risk, Non-Mortgage Asset-Backed Securities Risk, and Hedging Risk.

International Equities Fund

The Fund invests, under normal circumstances, at least 80% of net assets in large-cap stocks domiciled in developed markets located outside North America, utilizing both active and passive investment strategies.

The Fund’s active investment strategy utilizes both quantitative and fundamental research and techniques to select securities, and combined with the Fund’s passive investment strategy, has the objective of modest outperformance relative to the MSCI EAFE Index. Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest up to 15% of its net assets in securities of issuers located in emerging markets.

The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. The Fund uses derivatives to manage the Fund’s cash position and to make investments in issuers located in specific geographic regions.

International Government Bond Fund

Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts.

The Fund uses a blend of the Citigroup World Government Bond Index and the JP Morgan EMBI Global Diversified Index as a guide for choosing countries in which to invest, though the Fund may invest in securities in other countries not represented in either benchmark.

International Growth Fund

Generally, the sub-advisers’ strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The sub-advisers may also look for companies that they believe offer the potential for sustainable earnings growth that are also trading at reasonable valuations.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-advisers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, and currency exchange fluctuations when making investments.

The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund’s assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.

In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized and whether the issuer is included in an index which is representative of that country. The weight given to each of these factors will vary depending on the circumstances in a given case.

The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund’s assets will be invested primarily in at least three developed countries (excluding the United States).

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.

Large Cap Core Fund

The sub-adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The sub-adviser considers, among other factors:

•

Various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The sub-adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•

Potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•

The financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	Overall economic and market conditions.

The sub-adviser may sell a security when the security’s price reaches a target set by the sub-adviser; if the sub-adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund will not concentrate its assets in any single industry but may from time to time invest a higher percentage of its assets in companies conducting business in various industries within an economic sector.

The Fund will be able to invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.

The Fund is also subject to the following additional risks: Derivatives Risk, Junk Bond Risk, Convertible Securities Risk, Preferred Stock Risk, Sector Risk and Unseasoned Issuer Risk.

Large Capital Growth Fund

In selecting investments for the Fund, the Fund’s sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000® Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential. The Fund may also invest to a lesser extent in preferred stock and convertible securities.

The Fund is subject to the following additional risks: Preferred Stock and Convertible Securities Risk.

Mid Cap Index Fund

Because the companies whose stocks are owned by the Fund are medium-sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

The Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may invest up to 33  1/3% of total assets in futures and options, and up to 20% of net assets in equity securities that are not in the Index, high quality money market securities, and illiquid securities. The Fund currently uses futures to manage its cash position but currently has no intention to invest more than a non-principal amount of total assets in such derivatives.

The Fund is also subject to the following additional risks: Derivatives Risk, Preferred Stock Risk, Convertible Securities Risk, Risks of Investing in Money Market Securities and Illiquidity Risk.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Mid Cap Strategic Growth Fund

The sub-advisers’ investment process follows a flexible investment program in seeking to achieve the Fund’s investment objective. The sub-advisers seek to invest in established and emerging, high quality companies they believe have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-advisers typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund may purchase and sell options, futures contracts and options on futures contracts for hedging purposes.

The Fund is also subject to the following additional risks: Derivatives Risk, Convertible Securities Risk, Hedging Risk and Liquidity Risk.

Money Market I Fund

All Money Market I Fund investments must comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

Nasdaq-100 Index Fund

The Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

Science & Technology Fund

Some of the industries likely to be included in the Fund’s portfolio are:

•	Information technology, including software, services, hardware, semiconductors and technology equipment;
•	Telecommunication equipment and services;
•	Health care, including pharmaceuticals, biotechnology, life sciences, and health care equipment and services;
•	Professional services;
•	Media, including advertising, broadcasting, cable and satellite, movies and entertainment, and publishing;
•	Internet commerce and advertising;
•	Alternative energy;
•	Aerospace and defense; and
•	Materials and chemicals.

The Fund’s holdings can range from small, unseasoned companies developing new technologies to large firms with established track records of developing and marketing technology.

Generally, the Fund’s sub-advisers seek to identify companies with earnings and sales growth. In addition, the sub-advisers have the discretion to purchase some securities that do not meet their normal investment criteria, as described in the Fund Summary, when they perceive an opportunity for substantial appreciation. These situations might arise when the Fund’s sub-advisers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The Fund is also subject to the following additional risk: Special Situations Risk.

Small Cap Aggressive Growth

The sub-adviser’s investment team employs both rigorous fundamental analysis and quantitative screening to identify potential investment candidates that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based on the investment team’s proprietary earnings calculations.

Small Cap Fund

In pursuing the Fund’s investment objective, the sub-advisers have the discretion to purchase securities that do not meet their normal investment criteria, as described in the Fund Summary, when they perceive an

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

opportunity for substantial appreciation. These situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a new product introduction or innovation, or a favorable competitive development. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company’s price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

Bridgeway uses a passive investment strategy utilizing quantitative models to manage its portion of the Fund’s assets.

The Fund’s investments are expected to be widely-diversified by industry and company.

The Fund is also subject to the following additional risks: Currency Risk and Foreign Investment Risk.

Small Cap Index Fund

The Fund, which holds a large sampling of the 2,000 stocks in the Index, seeks to avoid the risks of individual stock selection and to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has also been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may invest up to 20% in assets that are not part of the Index. These investments will generally consist of common stock, illiquid securities, and high quality money market securities. The Fund may also invest up to 33 1/3% in futures and options to manage the Fund’s cash position.

The Fund is also subject to the following additional risks: Derivatives Risk, Illiquidity Risk, and Risks of Investing in Money Market Securities.

Small Cap Special Values Fund

Typical investments of the Fund include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing reorganization or other corporate action that may create above-average price appreciation.

While the Fund normally invests at least 80% of its net assets in common stocks of U.S. companies, the Fund may invest the remaining 20% of its net assets in other types of securities including those that fall outside the range of the Russell 2000® Index. The Fund intends to invest in such instruments only to a limited extent. Such investments and the limitations in such investments are as follows: foreign securities, including securities of emerging market issuers (20%), investment grade fixed income securities (20%), depositary receipts (20%), other investment companies including exchange traded funds (ETFs) (10%), derivatives such as futures, options and equity swaps (20%) and convertible securities and preferred stocks (20%).

The Fund is subject to additional risks: Convertible Securities Risk, Currency Risk, Foreign Investment Risk, Emerging Markets Risk, Credit Risk, Interest Rate Risk, Depositary Receipts Risk, Investment Company Risk, Derivatives Risk, and Preferred Stock Risk.

Small-Mid Growth Fund

In managing the Fund, the sub-adviser employs a growth-style of equity management and generally seeks to purchase stocks of companies that have demonstrated earnings, asset values or growth potential that it believes are not yet reflected in the stock’s market price. The sub-adviser considers potential earnings growth above the average earnings growth of companies included in the Russell 2000 Growth Index as a key factor in selecting investments. Typically, the sub-adviser will sell a portfolio investment: (i) when a portfolio manager believes the issuer’s investment fundamentals begin to deteriorate; (ii) when the investment approaches or exceeds a portfolio manager’s targeted value; (iii) when the investment no longer appears to meet the Fund’s investment goal; (iv) when the Fund must meet redemptions; or (v) for other investment reasons which a portfolio manager deems appropriate.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Stock Index Fund

The Fund seeks to avoid the risk of individual stock selection and to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Index is an unmanaged group of securities, so it does not have to incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that can contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate. The Fund may invest up to 20% in assets that are not in the Index, including common stock and high quality money market securities. The Fund may also invest up to 33 1/3% in futures and options to manage its cash position.

The Fund is subject to the following additional risks: Risks of Investing in Money Market Securities and Derivatives Risk.

Value Fund

The Fund mainly invests in stocks of financially sound but out-of-favor companies that provide above-average potential total returns and sell at below-average price/earnings multiples. Investment decisions are based primarily on detailed in-house fundamental research and security valuations. Investment opportunities are typically found primarily in four areas: misunderstood negative events, consolidating industry structures, low but improving return on capital, and new or capital-incented management.

The sub-adviser uses a bottom-up process to select securities. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of their relative return/appreciation potential. New positions are added to the Fund when they exhibit superior appreciation potential relative to others stocks. Existing holdings are sold as they approach their target price, reflecting a diminishing opportunity for incremental relative return.

A portion of the Fund’s investments may also be invested in preferred stocks, convertible securities, and exchange-traded funds (“ETFs”).

The Fund is also subject to the following additional risks: Preferred Stock Risk, Convertible Securities Risk, and Investment Company Risk.

INVESTMENT GLOSSARY

Investment Terms

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification

Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. Except as noted in the Fund Summaries, all of the Funds are diversified under the 1940 Act. All of the Funds are expected to satisfy the Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

•	Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Funds invest, and the indices described below, change over time. A Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Funds, except as noted in a Fund Summary or Additional Information about the Fund’s Investment Strategies and Risks:

•

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 22, 2012, the market capitalization range of the companies in the Index was approximately $1.354 billion to $540 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range

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from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 22, 2012, the market capitalization range of the companies in the Index was $1.354 billion to $17.398 billion.

•

Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 22, 2012, the market capitalization range of the companies in the Index was $101 million to $2.6 billion.

Exchange-Traded Funds (“ETFs”)

These are a type of investment company fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed Income Securities

Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Investment grade bonds are bonds that are rated at least BBB by Standard & Poor’s Rating Group, Baa by Moody’s Investor Services, Inc. or the equivalent thereof by another rating organization or, if unrated, are determined by the sub-adviser to be of comparable quality at the time of purchase. The Statement of Additional Information has more detail about ratings.

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P®”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments

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and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see “Mortgage-Related Securities” below. The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or December 31, 2012 (except for certain debt issued no later than June 30, 2009 in which case the guarantee expires the earlier of the maturity date or June 30, 2012). This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and management risk.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.

Foreign Currency

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument are participatory notes, which are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security is one that has

INVESTMENT GLOSSARY

not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities

Each Fund, other than the Money Market I Fund, may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Funds will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Participations and Assignments

Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P® or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Related Securities

Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by

INVESTMENT GLOSSARY

governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings

A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Special Situations

A special situation arises when, in the opinion of the adviser or sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of

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assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

Temporary Defensive Investment Strategy

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities

When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

Investment Risks

Active Trading Risk

The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Call or Prepayment Risk

During periods of falling interest rates, a bond issuer may “call” —or repay —its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund and result in a decline in the Fund’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Concentration Risk

Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.

Convertible Securities Risk

The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.

Credit Risk

The value of a fixed income security is directly affected by an issuer’s ability to pay principal and interest on time. If the Fund invests in fixed income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Fund fails to pay an obligation on a timely

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basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Depositary Receipts Risk

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase the Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund’s other investments. A small investment in derivatives can have a potentially large impact on a Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose a Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, a Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. A Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

Derivatives are often used to hedge against positions in a Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates.

Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Writing call options on securities that a Fund owns exposes it to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Writing put options exposes a Fund to the risk that it will have to purchase securities at a price above their market value and can increase Fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by the Fund for writing options.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not yet known and may not be known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by a Fund.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

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Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Equity Securities Risk

A Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Financial Services Exposure Risk

A substantial portion of the Fund’s portfolio may be comprised of money market instruments issued by banks. As a result, events affecting issuers in the financial services industry, including changes in government regulation and interest rates and economic downturns, may impact the creditworthiness of such issuers or their ability to honor their financial obligations. These events could have a negative impact on the Fund.

Foreign Investment Risk

Investment in foreign securities involves risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. A Fund investing in foreign securities may also be subject to the following risks:

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Currency Risk.  Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

•	Foreign Sovereign Debt Risk. To the extent a Fund invests in foreign sovereign debt securities,

it may be subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Geographic Concentration Risk

If a Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Hedging Risk

A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often a through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Index Risk

Certain Funds are managed to track an index, which will result in the Fund’s performance being closely tied to the performance of the index. As a result, the Fund generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund. In addition, the Fund’s returns may deviate from those of the index it seeks to track as a result of, among other factors, fund operating expenses, transaction costs and delays in investing cash.

Interest Rate Risk

The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term

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and lower coupon bonds tend to be more sensitive to changes in interest rates.

Investment Company Risk

An exchange-traded fund (ETF) or investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the performance of a Fund investing in these instruments. Investments in ETFs and investment companies involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the ETF or investment company. In addition, a Fund that invests in shares of an ETF or another investment company bears a proportionate share of the ETF or other investment company’s expenses.

IPO Risk

A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Junk Bond Risk

A portion of the Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact the Fund. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, the Fund may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Fund.

Large Capitalization Company Risk

Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Moreover, the Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of the Fund to dispose of securities promptly or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes.

Liquidity Risk for Mortgage- and Asset-Backed Securities

Beginning in the second half of 2007 and continuing through the present, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Portfolio may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the Fund may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of a Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

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Growth Style Risk.  Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated

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superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

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Value Style Risk.  Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Market Risk

The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of the Fund will fluctuate, so an investor may lose money over short or even long periods.

Mid-Cap Company Risk

The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Model Risk

The risk that the asset allocation model fails to produce the optimal allocation.

Mortgage Risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Non-Diversification Risk

A Fund that is considered a non-diversified investment company may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can invest in a smaller number of securities. As a result, such Fund’s value will be affected to a greater extent by the performance of any one company than would be a diversified investment company.

Non-Mortgage Asset-Backed Securities Risk

Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Preferred Stock Risk

Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred shareholders typically do not have voting rights.

Participatory Notes Risk

Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the

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issuers of the securities underlying such participatory notes.

Price Volatility Risk

A Fund’s investment strategy may subject the its portfolio to increased volatility. Volatility may cause the value of a Fund’s portfolio to fluctuate significantly in the short term.

Real Estate Investments Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. In addition, securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that companies in the real estate industry concentrate investments in particular geographic regions or property types.

REITs Risk

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, shareholders will absorb an additional layer of fees when the Fund invests in REITs. The performance of any Fund’s REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REITs performance. When a REIT focuses its investments in particular sub-sectors of the real estate industry or particular geographic regions, the REIT’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

Risks of Investing in Inflation-Indexed Securities

Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Repurchase Agreements Risk: Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Fund’s income and the value of a Fund to decline.

Risks of Inflation Indexing Methodology

An inflation index may not accurately measure the real rate of inflation in the prices of goods and services, whether for the U.S. or a foreign country. Market perceptions of adjustment times or a lag between the time a security is adjusted for inflation and the time interest is paid can each adversely affect an inflation-indexed security, particularly during periods of significant, rapid changes in inflation.

Risks of Investing in Money Market Securities

An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

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At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Securities Lending Risk

Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small Company Risk

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Social Criteria Risk

If a company stops meeting the Fund’s social criteria after the Fund acquires it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer meet the social criteria, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Special-Situations Risk

Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize.

Synthetic Securities Risk

Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Technology Sector Risk

Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Risks associated with technology stocks include, but are not limited to, the risks of short production cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience and patent and other intellectual property considerations.

Unseasoned Issuer Risk

Unseasoned companies are companies that have operated less than three years and are generally considered more speculative and entail greater risk than do investments in companies with an established operating record. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Unlike U.S Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the FHLMC, FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the

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issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of FNMA and the FHLMC securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Warrant Risk

A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

About the Indices

The Bank of America Merrill Lynch U.S. Treasury Master Index tracks the performance of all outstanding Treasury Bills issued by the US Government.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

The Barclays U.S. Government Index is a market-value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

The Citigroup World Government Bond Index (unhedged) is an unmanaged index of debt securities of major foreign government bond markets.

The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

The JPMorgan Emerging Markets Bond Index (EMBI) Plus tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments (Eurobonds, loans, etc.) issued by emerging markets sovereign and quasi-sovereign entities. The EMBI Global Diversified is uniquely-weighted and limits the weights of the countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

The JPMorgan GBI Global Index (unhedged) measures local currency denominated fixed rate government debt issued in 13 developed markets countries. The developed markets consist of regularly traded, fixed rate, domestic government bonds that are available to international investors. The index includes only the most liquid developed markets and has been composed of 13 countries since inception.

The MSCI ACWI Index (net)* is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011 the Index consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The gross index approximates the maximum possible dividend reinvestment and assumes that the amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to

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measure equity market performance of emerging markets. As of May 30, 2011, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI EAFE Index (net)* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI World Index (net)* is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 30, 2011, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Nasdaq-100® Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell Midcap® Growth Index measures the performance of those Russell Mid cap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The Russell 1000® Index is a market capitalization-weighted benchmark index made up of the 1000 largest U.S. stocks in the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

The S&P 500® Health Care Index is an unmanaged, market-capitalization weighted index consisting of healthcare companies in the S&P 500® Index and is designed to measure the performance of the healthcare sector.

The S&P® North American Technology Sector Index measures the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of sophisticated computer-related devices; communications equipment and internet services; producers of computer and internet software; consultants for information technology; providers of computer services; and semiconductor equipment manufacturers.

The Citi Treasury Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

* The net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

INVESTMENT GLOSSARY

Additional Information about the Nasdaq-100® Index. The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq®, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to the VC I (Licensee) is the licensing of the Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq® without regard to Licensee or the Fund. Nasdaq® has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100® Index or any data included herein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Additional Information About the Russell 2000® Index. The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Additional Information About the S&P Indices. “Standard & Poor’s®,” “S&P®,” “S&P 500®” and “S&P MidCap 400®” are trademarks of S&P. The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in such Funds.

ACCOUNT INFORMATION

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC I normally redeems Fund shares for cash, VC I has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading

The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

ACCOUNT INFORMATION

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC I.

Selective Disclosure of Portfolio Holdings

VC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade, which may impact the Fund’s NAV. The securities held by the Money Market I Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to

ACCOUNT INFORMATION

seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market I Fund, which declares daily and pays dividends monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the sub-advisory agreements is available in VC I’s most recent annual report for the period ended May 31 and/or its most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”

VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with

MANAGEMENT

the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-Advisers are:

American Century Investment Management, Inc.

Barrow, Hanley, Mewhinney & Strauss, LLC

BlackRock Investment Management, LLC

Bridgeway Capital Management, Inc.

Century Capital Management, LLC

Columbia Management Investment Advisers, LLC

Dreman Value Management, LLC

Franklin Advisers, Inc.

Goldman Sachs Asset Management, L.P.

Invesco Advisers, Inc.

J.P. Morgan Investment Management Inc.

Massachusetts Financial Services Company

Morgan Stanley Investment Management Inc.

PineBridge Investments, LLC

RCM Capital Management, LLC

RS Investment Management Co. LLC

SunAmerica Asset Management Corp.

T. Rowe Price Associates, Inc.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Wellington Management Company, LLP

Wells Capital Management Incorporated

Growth Fund

International Growth Fund

American Century Investment Management, Inc.

(“American Century”)

4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed approximately $118.6 billion in total assets under management as of June 30, 2012.

Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund’s investment objective and strategy.

The Growth Fund is managed by three teams of portfolio managers: the Growth Strategy team, Disciplined Growth Strategy team and the Global Growth Strategy team.

American Century’s Growth Strategy team is managed by Gregory J. Woodhams and E.A. Prescott LeGard. Mr. Woodhams, Chief Investment Officer, U.S. Growth

Equity - Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the growth strategy team since he joined American Century in September 1997. He is a CFA charterholder. Mr. LeGard, Vice President and Senior Portfolio Manager, has been a member of the team that manages the growth strategy team since he joined American Century in March 1999. He is a CFA charterholder.

American Century’s Disciplined Growth Strategy team is managed by William Martin and Lynette Pang. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the disciplined growth strategy team since September 2005. He joined American Century in October 1989 and became a portfolio manager in April 1991. He is a CFA charterholder. Ms. Pang, Portfolio Manager, has been a member of the disciplined growth strategy team since September 2005. She joined American Century in July 1997 and became a portfolio manager in February 2006. She is a CFA charterholder.

American Century’s Global Growth Strategy team is managed by Keith Creveling and Brent Puff. Mr. Creveling, Senior Vice President and Senior Portfolio Manager, has been a member of the Global Growth Strategy team since November 2005. He joined American Century in October 1999 and became a portfolio manager in April 2002. He is a CFA charterholder. Mr. Puff, Vice President and Portfolio Manager, has been a member of the Global Growth Strategy team since joining American Century in 2001 and has been a portfolio manager since February 2008.

A portion of the assets of the International Growth Fund are managed by a team of portfolio managers consisting of Alexander Tedder and Rajesh Gandhi. Mr. Tedder, Senior Vice President and Senior Portfolio Manager, has been a member of the International Growth team since joining American Century in July 2006. Prior to joining American Century, he was an advisor for Henderson Group, Ltd. from December 2005 to May 2006. Mr. Gandhi, Vice President and Portfolio Manager, has been a member of the International Growth team since joining American Century in June 2002 and has been a portfolio manager since February 2008. He is a CFA charterholder.

Broad Cap Value Income Fund

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)

2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2671

BHMS has been providing investment counseling since 1979 and as of June 30, 2012, had approximately $65 billion in assets under management.

MANAGEMENT

The Broad Cap Value Fund is managed by a team of BHMS portfolio managers comprised of Timothy J. Culler, CFA, Mark Giambrone, CPA and Ray Nixon, Jr.

James P. Barrow founded BHMS in August 1979. Mr. Barrow is an Executive Director and Portfolio Manager and currently serves as a member of the large- and midcap value equity teams.

Robert J. Chambers, CFA joined BHMS in August 1994. Mr. Chambers is a Managing Director and Portfolio Manager and currently serves as a member of the large cap value equity team.

Timothy J. Culler, CFA joined BHMS in May 1999. Mr. Culler is a Managing Director and Portfolio Manager and currently serves as a member of the large cap value equity team.

Mark Giambrone, CPA joined BHMS in January 1999. Mr. Giambrone is a Managing Director and Portfolio Manager and currently serves as a member of the large- and midcap value equity teams.

Ray Nixon, Jr. joined BHMS in June 1994. Mr. Nixon is an Executive Director and Portfolio Manager and currently serves as member of the large cap value equity team.

Core Equity Fund

Dividend Value Fund

BlackRock Investment Management, LLC (“BlackRock”)

1 University Square Drive, Princeton, NJ 08540

BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. BlackRock, Inc. has over 11.000 employees in 24 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. As of June 30, 2012, the assets under management of BlackRock, Inc. (including its subsidiaries) were $3.56 trillion.

The Core Equity Fund is managed by BIM’s Basic Value team and Large Cap Growth team.

BlackRock’s Large Cap Growth team is jointly managed by Chris Leavy and Peter Stournaras. Mr. Leavy has been Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010. From 2000 – 2010, Mr. Leavy was with Oppenheimer Funds and held the title of Chief Investment Officer, Equities. Mr. Stournaras has been Managing Director of BlackRock, Inc. since 2010. Prior to that time, Mr. Stournaras held the position of Director at Northern Trust Company from 2006 to 2010. Messrs. Leavy and Stournaras hold the CFA designation.

BlackRock’s Basic Value team is led by Kevin Rendino. Mr. Rendino has been Managing Director of BlackRock, Inc. since 2006 and was Managing Director of MLIM from 1997 to 2006. Mr. Rendino joined BlackRock following its merger with MLIM in 2006 and is head of the Basic Value team. At MLIM, Mr. Rendino was responsible for the Merrill Lynch International Investment Funds (“MLIIF”) US Basic Value Fund, the MLIF US Focused Value Fund and several offshore Merrill Lynch mutual funds. Mr. Rendino has been a portfolio manager with BlackRock or MLIM for more than 5 years.

A portion of the assets of the Dividend Value Fund is managed by a team of BIM portfolio managers comprised of Bob Shearer, Kathleen Anderson and David Cassese. Mr. Shearer is a Managing Director and portfolio manager at BlackRock. He joined BlackRock in conjunction with the Merrill Lynch Investment Managers (“MLIM”) merger in October 2006, after spending 9 years with MLIM. Ms. Anderson is a Managing Director and portfolio manager. She joined BlackRock in conjunction with the MLIM merger after spending 13 years with MLIM. Mr. Cassese is a Director and portfolio manager. Prior to joining BlackRock in 2011, Mr Cassese was a portfolio manager with Oppenheimer Capital. Messrs. Shearer and Cassese hold the CFA designation.

Small Cap Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)

20 Greenway Plaza, Suite 450, Houston, Texas 77046

Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of June 30, 2012, Bridgeway had over $2.1 billion in assets under management.

A portion of the assets of the Small Cap Fund is managed by a team of Bridgeway’s portfolio managers led by John Montgomery and including Elena Khoziaeva, Michael Whipple, Rasool Shaik and Christine Liang. All team members share responsibilities for portfolio management, investment research and quantitative modeling. Mr. Montgomery is founder and Chief Investment Officer of Bridgeway. Ms. Khoziaeva, CFA, is an investment management team member and began working at Bridgeway in 1998. Mr. Whipple, CFA, is an investment management team member and began working at Bridgeway in 2002. Mr. Shaik, CFA, is an investment management team member and began working at Bridgeway in 2006. Ms. Liang, CFA, is an investment management team member and began working at Bridgeway in 2008.

MANAGEMENT

Small-Mid Growth Fund

Century Capital Management, LLC (“Century Capital”)

100 Federal Street, Boston, Massachusetts 02110

Century Capital provides investment management services to individuals and institutions. As of June 30, 2012, Century Capital had approximately $3.3 billion in assets under management.

Century Capital is responsible for managing a portion of the Small-Mid Growth Fund. Century Capital’s portion of the Fund is managed by Donald M. Bisson, CFA. Mr. Bisson is a Portfolio Manager and Partner with Century Capital. Mr. Bisson joined Century Capital in May 2008. Prior to joining Century Capital, he was a senior portfolio manager with Evergreen Investment Management Company since 1998, managing that firm’s small-mid growth team from 1998 to 2008. Mr. Bisson has more than 21 years of investment experience.

Large Cap Core Fund

Columbia Management Investment Advisers, LLC (“Columbia”)

225 Franklin Street, Boston, MA 02110

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc., which is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. Columbia managed $300 billion in assets as of June 30, 2012.

The Large Cap Core Fund is managed by Guy Pope. Mr. Pope is a managing Director and a Senior Portfolio Manager for Columbia. He joined the firm as part of its acquisition of the long-term asset management business of Columbia Management Group, LLC (“CMG”) from Bank of America. Mr. Pope joined CMG in 1993 and has been a member of the investment community since 1993.

Small Cap Special Values Fund

Dreman Value Management, LLC (“Dreman”)

Harborside Financial Center, Plaza 10, Suite 800,

Jersey City, New Jersey 07311

Dreman, an independent investment management firm, was founded in 1977 by David Dreman, its current chairman. Dreman specializes in contrarian value equity investing. As of June 30, 2012, the firm managed $4.174 billion for a diverse group of tax-exempt and taxable clients. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.

Dreman is responsible for managing a portion of the assets of the Small Cap Special Values Fund. Dreman’s portion of the Fund’s assets is managed by Mark Roach and Mario Tufano, CFA. Mr. Roach is a Managing Director and Portfolio Manager of Dreman’s small-, mid- and small/mid-cap products and has over 20 years of investment experience. Mr. Tufano is a Vice President, Portfolio Manager and Senior Securities Analyst. Prior to joining the Advisor in 2007, he was an Associate Director and Equity Analyst at UBS Investment Bank covering the Consumer Staples and Discretionary sectors. Mr. Tufano is a CFA charterholder.

Global Strategy Fund

Franklin Advisers, Inc. (“Franklin Advisers”)

One Franklin Parkway, San Mateo, California 94403-1906

Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as “Franklin Templeton Investments”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2012, Franklin Templeton Investments managed approximately $707.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the debt portion of the Global Strategy Fund is led by Michael Hasenstab. Dr. Hasenstab first worked for Franklin Templeton from 1995 to 1998, rejoining again in 2001 after a three-year leave to obtain his Ph.D. Dr. Hasenstab is Senior Vice President, Co-Director and Portfolio Manager of the international bond department of Franklin Templeton Income Group. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund’s debt investment portfolio. The degree to which he may perform his duties may change from time-to-time.

Global Real Estate Fund

Goldman Sachs Asset Management, L.P. (“GSAM”)

200 West Street New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of June 30, 2012, GSAM, including its investment advisory affiliates, had assets under management of approximately $716.1 billion in total assets under management and/or distribution, including seed capital, excluding assets under supervision.

MANAGEMENT

GSAM manages the portion of the Global Real Estate Fund that invests in international real estate securities. GSAM’s portion is managed by Frankie Chun Wah Lee. Mr. Lee is a Vice President and Portfolio Manager on GSAM’s Real Estate Securities team and has been with GSAM since 2010. Prior to joining GSAM, Mr. Lee worked at Henderson Global Investors from 2006 to 2010 where he managed the Asia-Pacific real estate securities portfolio.

Global Real Estate Fund

International Growth Fund

Large Capital Growth Fund

Small Cap Fund

Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976 and is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of June 30, 2012, Invesco had approximately $646.6 billion in assets under management.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

The following individuals are jointly responsible for the day-to-day management of the Global Real Estate Fund: Joe V. Rodriguez, Jr. (lead manager), Mark Blackburn, Paul S. Curbo, Ping-Ying Wang and Darin Turner.

Mr. Rodriguez, Lead Portfolio Manager, has been head of Invesco’s real estate securities team since 1995 and has been associated with Invesco and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of Invesco’s portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Blackburn, Portfolio Manager, is a member of Invesco’s real estate securities team and has been associated with Invesco and/or its affiliates since 1998. Mr. Curbo, Portfolio Manager, is a member of Invesco’s real estate securities team and has been associated with Invesco and/or its affiliates since 1998. Ms. Wang, Portfolio Manager, is a member of Invesco’s real estate securities team and has been associated with Invesco and/or its affiliates since 1998. Mr. Turner, Portfolio Manager, is a member of

Invesco’s domestic real estate securities team and has been associated with Invesco and/or its affiliates since 2005.

The following individuals are jointly responsible for the day-to-day management of the International Growth Fund: Clas G. Olsson (lead manager), Mark Jason, Jason T. Holzer, Shuxin (Steve) Cao and Matthew W. Dennis.

Mr. Olson, Lead Portfolio Manager, has been with Invesco and/or its affiliates since 1994. Mr. Holzer, Portfolio Manager, has been with Invesco and/or its affiliates since 1996. Mr. Jason, Portfolio Manager, has been with Invesco and/ or its affiliates since 2001. Mr. Cao, Portfolio Manager, has been with Invesco and/or its affiliates since 1997. Mr. Dennis, Portfolio Manager, has been with Invesco and/or its affiliates since 2000.

A portion of the assets of Large Capital Growth Fund are managed by Erik Voss, CFA and Ido Cohen. Mr. Voss, Lead Portfolio Manager joined Invesco in 2010. Previously, he was a portfolio manager with J&W Seligman Investments where he led the Seligman Growth Team and focused on growth equity portfolios. Prior to working at J&W Seligman, Mr. Voss was a portfolio manager with Conseco Capital and WellsCap since 1997. Mr. Cohen, Portfolio Manager, joined Invesco in 2010. From 2007 to 2010, he was a vice president and senior analyst with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2007, he was a member of a technology, media and telecom-focused investment team at Diamondback Capital.

A portion of the assets of the Small Cap Fund are managed by Juliet S. Ellis (lead manager) and Juan R. Hartsfield. Ms. Ellis, Lead Portfolio Manager, has been associated with Invesco and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Hartsfield, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

MANAGEMENT

Emerging Economies Fund

Government Securities Fund

J.P. Morgan Investment Management Inc. (“JPMIM”)

270 Park Avenue, New York, NY 10017

JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of June 30, 2012, JPMIM and its affiliates managed over $1.346 trillion in assets.

The Emerging Economies Fund is managed by a team led by Anuj Arora and George Iwanicki. Mr. Arora, Vice President, is a portfolio manager within the Emerging Markets Equity Team based in New York. A JPMIM employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Mr. Iwanicki, Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. A JPMIM employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs JPMIM’s Asset Allocation Committee.

The Government Securities Fund is managed by a team led by Michael Sais and Robert Manning. Mr. Sais, Managing Director and CFA charterholder, is a fixed income fund manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMIM Limited Duration Bond Fund since 1995 and Government Bond products since 1996. Mr. Manning, Executive Director, is a portfolio manager for Insurance Solutions. Previously, he was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios. Mr. Manning joined the firm in 1999.

International Growth Fund

Massachusetts Financial Services Company (“MFS”)

500 Boylston Street, Boston, Massachusetts 02116

MFS is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. Net assets under management of the MFS organization were approximately $277 billion as of June 30, 2012

MFS manages a portion of the assets of the International Growth Fund using a team of portfolio managers. The team is comprised of Marcus L. Smith and Daniel Ling, CFA, each an Investment Officer and Portfolio Manager of MFS. Mr. Smith has been employed in the investment area of MFS since 1994. Mr. Ling has been employed in the investment area of MFS since 2006. They have joint responsibility for making day-to-day investment decisions on behalf of MFS’ portion of the Fund’s assets.

Mid Cap Strategic Growth Fund

Morgan Stanley Investment Management Inc. (“MSIM”)

522 Fifth Avenue, New York, New York 10036

MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. As of June 30, 2012, MSIM, together with its affiliated asset management companies, had approximately $311.3 billion in assets under management.

A portion of the assets of the Mid Cap Strategic Growth Fund is managed by the Growth Team. The Growth Team is led by Dennis Lynch, Head of Growth Investing at MSIM, and includes David Cohen, Sandeep Chainani, CFA, Alexander Norton, Jason Yeung, CFA and Armistead Nash. Mr. Lynch, Managing Director, has been with MSIM since 1998 and has 18 years of investment experience. Mr. Cohen, Managing Director, has been with MSIM since 1993 and has 24 years of investment experience. Mr. Chainani, Managing Director, has been with MSIM since 1996 and has 16 years of investment experience. Mr. Norton, Executive Director, has been with MSIM since 2000 and has 17 years of investment experience. Mr. Yeung, Managing Director, has been with MSIM since 2002 and has 15 years of investment experience. Mr. Nash, Executive Director, has been with MSIM since 2002 and has 12 years of investment experience.

Asset Allocation Fund

Capital Conservation Fund

Global Social Awareness Fund

Inflation Protected Fund

International Equities Fund

International Government Bond Fund

PineBridge Investments, LLC (“PineBridge”)

399 Park Avenue, New York, New York 10022

PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of June 30, 2012, PineBridge managed approximately $68.6 billion.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

MANAGEMENT

Investment decisions for the Asset Allocation Fund are made by a team including Kate Faraday, Michael Kelly, Jose R. Aragon and Robert Vanden Assem. Ms. Faraday, Vice President and Portfolio Manager/Trader, is responsible for portfolio management and trading on the group’s passive and research enhanced strategies. Ms. Faraday joined the firm in 2007. From 2004 to 2006, Ms. Faraday was an equity trader at KR Capital Advisors. Mr. Kelly, Managing Director, Global Head of Asset Allocation & Structured Equities, joined PineBridge in 1999. In his current role, Mr. Kelly is responsible for the development and management of structured equity products worldwide and the expansion of PineBridge’s capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles and is a member of PineBridge’s Research Enhanced R&D Panel. Mr. Aragon joined PineBridge in 2003 and is currently a Vice President and a Portfolio Manager for PineBridge’s asset allocation products. Prior to assuming this role, Mr. Aragon managed PineBridge’s multi-strategy hedge fund and was a Quantitative Analyst in the PineBridge structured equity group. Mr. Vanden Assem, CFA, is a Managing Director and Head of Investment Grade Fixed Income, and joined PineBridge in 2001. He is currently responsible for the portfolio management of high grade institutional and retail portfolios.

Investment decisions for the Capital Conservation Fund are made by a team including Dana G. Burns and Robert Vanden Assem. Mr. Burns is Managing Director and Portfolio Manager of Investment Grade Fixed Income. Mr. Burns joined PineBridge in 2007 and has over 10 years of investment experience. Prior to joining PineBridge, Mr. Burns was Vice President and co-manager of the Fixed Income Separately Managed Account team at Morgan Stanley. Please see above for a biography of Mr. Vanden Assem.

Investment decisions for the Global Social Awareness Fund are made by a team including Sheedsa Ali, Kate Faraday and Michael Kelly, CFA. Ms. Ali is a Vice President and Portfolio Manager for research enhanced products. Ms. Ali is responsible for quantitative model research, developments and enhancements, and portfolio construction R&D for global enhanced index products. Please see above for biographies of Ms.Faraday, and Mr. Kelly.

Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem and Amit Agrawal. Please see above for the biography of Mr. Vanden Assem. Mr. Agrawal, Managing Director and Senior Portfolio Manager, joined PineBridge in 2002. He is currently responsible for managing CDOs, total return and long/short credit portfolios, and preferred stock portfolios.

Investment decisions for the International Equities Fund are made by a team including Sheedsa Ali, Kate

Faraday,and Michael Kelly. Please see above for biographies of Ms. Faraday, and Mr. Kelly.

Investment decisions for the International Government Bond Fund are made by a team including Anders Faergemann, Anthony King and Rajeev Mittal. Mr. Faergemann joined PineBridge in 2004 and is a Senior Portfolio Manager with the Emerging Market Fixed Income Team. He focuses on portfolio management of local currency debt as well as sovereign debt. Prior to this role Mr. Faergemann was an emerging market currency strategist. Mr. Faergemann began his investment career in 1998. Mr. King joined PineBridge in 2000 and is a Managing Director, Investment Grade Fixed Income responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining PineBridge, he has been in charge of initiating both Euro and Global Aggregate Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King’s financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multicurrency bond portfolios on behalf of pension funds and private clients. Rajeev Mittal joined PineBridge in 1992 and is Head of Emerging Markets and International Fixed Income. Mr. Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies. In addition to his responsibilities for portfolio management, he is a member of the Fixed Income Asset Allocation Team and also represents fixed income in the Global Asset Allocation Committee meetings.

Mid Cap Strategic Growth Fund

Science & Technology Fund

RCM Capital Management, LLC (“RCM”)

555 Mission St., Suite 1700, San Francisco, California 94105

RCM is an indirect wholly owned subsidiary of Allianz Global Investors (“AGI”). In turn, AGI is owned by Allianz SE. As of June 30, 2012, RCM had approximately $21.8 billion in total assets under management and advice.

A portion of the assets of the Mid Cap Strategic Growth Fund is managed by Louise M. Laufersweiler, CFA and Steven Klopukh, CFA. Ms. Laufersweiler has been with RCM since 1982 and is a Director and CIO for Small Cap and Mid Cap Equities at RCM. In addition, she has senior portfolio management responsibilities for RCM’s mid cap and small cap equity strategies. Mr. Klopukh has been with RCM since 2002 and is a Director and portfolio manager at RCM. He has been responsible for managing U.S. mid-cap growth and core equity portfolios for RCM since 2004. Ms. Laufersweiler and Mr. Klopukh both hold the chartered financial analyst designation.

MANAGEMENT

A portion of the assets of the Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM’s technology area and has extensive experience in managing technology portfolios. Huachen Chen, Managing Director and Senior Portfolio Manager, joined RCM in 1984 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Small Cap Aggressive Growth Fund

RS Investment Management Co. LLC

(“RS Investments”)

388 Market Street, Suite 1700, San Francisco, CA 94111

RS Investments is a Delaware limited liability company that provides investment advisory services predominantly to institutional investors, pooled investment vehicles, and, in limited cases, high net worth individuals. RS Investments (through its predecessor firms) was founded in 1986. Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian”), owns approximately 75% of the interests in RS Investments. RS Investments’ assets under management as of June 30, 2012, totaled $21.9 billion.

The Small Cap Aggressive Growth Fund is managed by an investment team comprised of Stephen J. Bishop, Melissa Chadwick-Dunn and D. Scott Tracy, CFA. Mr. Bishop joined RS Investments in 1996 as a research analyst and has been a member of the RS Growth Team since 1996. Ms. Chadwick-Dunn joined RS Investments and has been a member of RS Growth Team since 2001. Mr. Tracy joined RS Investments and has been a member of the RS Growth Team since 2001. Mr. Tracy is a CFA charterholder.

Dividend Value Fund

Government Securities Fund

Growth & Income Fund

Large Capital Growth Fund

Mid Cap Index Fund

Money Market I Fund

Nasdaq-100 Index Fund

Small Cap Index Fund

Stock Index Fund

SunAmerica Asset Management Corp. (“SAAMCo”)

Harborside Financial Center, 3200 Plaza 5

Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is an indirect, wholly-owned subsidiary of American International Group, Inc. As of June 30, 2012, SAAMCo managed, advised and/or administered more than $45.65 billion in assets.

A portion of the assets of the Dividend Value Fund are managed by Brendan Voege. Mr. Voege is Vice President, Portfolio Manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. Mr. Voege holds the Charted Financial Analyst designation.

The Government Securities Fund is managed by Michael Cheah. Mr. Cheah is Senior Vice President and Senior Portfolio Manager of SAAMCo. He joined SAAMCo in July 1999 as a portfolio manager and is responsible for all investment grade fixed income portfolios.

The Growth & Income Fund is managed by Janet Walsh and Steven A. Neimeth. Ms. Walsh, Senior Vice President and Senior Portfolio Manager, joined SAAMCo in September 2011 as Senior Vice President and Portfolio Manager and co-heads the SAAMCo Large Cap Equity Team. Ms. Walsh has over 15 years of investment experience with extensive expertise in the technology and telecom sectors. Prior to joining SAAMCo, she was a portfolio manager and Global Technology Sector Head at AllianceBernstein L.P. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SAAMCo as a portfolio manager in April 2004. Prior to joining SAAMCo, Mr. Neimeth was a portfolio manager of The Neuberger Berman Large-Cap Value Fund since 2003.

A portion of the assets of the Large Capital Growth Fund is managed by a team supervised by Janet Walsh. Please see above for Ms. Walsh’s biography.

SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

Timothy Campion serves as the portfolio manager of the Nasdaq-100 Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund. Mr. Campion, Vice President and Portfolio Manager, joined SAAMCo in February 2012. He is a quantitative analyst, evaluating portfolios on the theory and application of attribution, risk characteristics, and style analysis. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge since 1999.

MANAGEMENT

Blue Chip Growth Fund

Health Sciences Fund

Science & Technology Fund

Small Cap Fund

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over seven decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of June 30, 2012, T. Rowe Price and its affiliates had approximately $541.7 billion in assets under management.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and his investment experience dates from 1989.

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and his investment experience dates from 1992.

T. Rowe Price is responsible for sub-advising a portion of the Science & Technology Fund. This portion is managed by an investment advisory committee chaired by Kennard W. Allen. As committee chairman, Mr. Allen has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Allen previously served as a member of the investment advisory committee. He joined T. Rowe Price in 2000 and his investment experience dates from that time.

T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory A. McCrickard, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. McCrickard has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and his investment experience dates from 1984.

Foreign Value Fund

Templeton Global Advisors Limited (“Templeton Global”)

Lyford Cay, Nassau, Bahamas

Templeton Global is a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2012, Franklin Templeton Investments managed approximately $707.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

Day-to-day decisions and management of the Foreign Value Fund are made by a team including Tucker Scott, CFA, Executive Vice President and Portfolio Manager of Templeton Global, Norman Boersma, CFA, President, Director and Portfolio Manager of Templeton Global and Lisa F. Myers, JD, CFA, Executive Vice President and Portfolio Manager of Templeton Global.

Mr. Scott joined Franklin Templeton Investments in 1996 and has been a manager of the retail Templeton Foreign Fund since 2007. Ms. Myers joined Franklin Templeton Investments in 1996 and has been a manager of the retail Templeton Foreign Fund since 2002. Mr. Boersma joined Franklin Templeton Investments in 1991 and has been a manager of the retail Templeton Foreign Fund since 2011.

Global Strategy Fund

Templeton Investment Counsel, LLC (“Templeton Investment”)

300 SE 2nd Street, Fort Lauderdale, Florida 33301

Templeton Investment is a Delaware limited liability company and a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2012, Franklin Templeton Investments managed approximately $707.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the equity portion of the Global Strategy Fund is Peter A. Nori, CFA and Heather Waddell, CFA. Mr. Nori, Executive Vice President and Portfolio Manager of Templeton Investment, has been with Franklin Templeton Investments since 1987, and has managed the equity portion of the Templeton Global Asset Allocation Fund. Ms. Waddell, Senior Vice President and Portfolio Manager of Templeton Investment, joined Franklin Templeton Investments in 1996.

MANAGEMENT

Science & Technology Fund

Value Fund

Wellington Management Company, LLP

(“Wellington Management”)

280 Congress Street, Boston, Massachusetts 02210

Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2012, Wellington Management had investment management authority with respect to approximately $720 billion in assets.

A portion of the assets of the Science & Technology Fund is managed by Wellington Management’s Global Technology Investment Team. The team is comprised of John F. Averill, CFA, Nicholas B. Boullet, Bruce L. Glazer, Anita M. Killian, CFA and Michael T. Masdea. Each team member provides portfolio management and securities analysis services for Wellington Management’s portion of the Fund’s assets.

Mr. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Boullet, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2005. Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Ms. Killian, Director and Global Industry Analyst affiliated with Wellington Management, joined the firm as an investment professional in 2000. Mr. Masdea, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2008. Prior to joining Wellington Management, Mr. Masdea was a managing director and the global head of semiconductor research at Credit Suisse from 1999 through 2008.

The Value Fund is managed by Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. Ms. Grimes joined Wellington Management as an investment professional in 1995 and she has served as Portfolio Manager of the Value Fund since 2011.

Small Cap Special Values Fund

Small-Mid Growth Fund

Wells Capital Management Incorporated (“WellsCap”)

525 Market Street, San Francisco, California 94105

WellsCap is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2012, WellsCap managed over $319.7 billion in assets.

WellsCap is responsible for managing a portion of the assets of the Small Cap Special Values Fund, which is managed by James M. Tringas, CFA and Robert Rifkin, CFA. Mr. Tringas is a Managing Director and Senior Portfolio Manager with the Small Cap Value team of WellsCap’s Equity Management group. He has been with WellsCap or one of its predecessor firms since 1994. Mr. Tringas has been working in the investment management field since 1994. Mr. Rifkin is a portfolio manager for the WellsCap Special Small Cap Value portfolio at WellsCap and also serves as a senior analyst for the WellsCap Special Mid Cap Value portfolio. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1997. Mr. Rifkin has been working in the investment management field since 1985. Messrs. Tringas and Rifkin have earned the right to use the CFA designation.

WellsCap is responsible for managing a portion of the assets of the Small-Mid Growth Fund, which is managed by Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Jeffrey Harrison, CFA, and Paul Carder, CFA (all members of WellsCap’s Small Cap Growth Equity team). The lead portfolio managers of the Fund are Ms. Freeman and Mr. Drummond, assisted by Messrs. Harrison and Carder.

Ms. Freeman is a Managing Director and Senior Portfolio Manager with the Small Cap Growth Equity team of WellsCap’s Equity Management group. Her responsibilities include primarily the health care and consumer sectors of the market. Ms. Freeman has been with WellsCap or one of its predecessor firms since 1991. She has been working in the investment management field since 1979. Mr. Drummond is a Managing Director and Senior Portfolio Manager with the Small Cap Growth Equity team of WellsCap’s Equity Management group. His responsibilities include focusing primarily on the technology sector of the market. Mr. Drummond has been with WellsCap or one of its predecessor firms since 1988. He has been working in the investment management field since 1988. Mr. Harrison is a Director and Portfolio Manager with WellsCap’s Small Cap Growth Equity team. His research responsibilities include the telecommunication, information technology, healthcare and finance sectors. Mr. Harrison has been with WellsCap or one of its predecessor firms since 1997. He has been working in the investment management field since 1994. Mr. Carder is a Director and Portfolio Manager with the Small Cap Growth Equity team of WellsCap’s Equity Management group. His responsibilities include analysis and portfolio management of the industrial, materials,

MANAGEMENT

capital goods, energy, and transportation stocks. Mr. Carder has been with WellsCap or one of its predecessor firms since 2004. He has been in the investment management field since 2000. Ms. Freeman and Messrs, Drummond, Harrison and Carder hold the Chartered Financial Analyst designation.

How VALIC is Paid for its Services

Each Fund pays VALIC a monthly fee calculated on net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2012.

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Asset Allocation Fund	0.50%
Blue Chip Growth Fund	0.74%
Broad Cap Value Income Fund	0.70%
Capital Conservation Fund	0.50%
Core Equity Fund	0.80%
Dividend Value Fund	0.75%
Emerging Economies Fund	0.79%
Foreign Value Fund	0.67%
Global Real Estate Fund	0.75%
Global Social Awareness Fund	0.50%
Global Strategy Fund	0.50%
Government Securities Fund	0.50%
Growth Fund	0.71%
Growth & Income Fund	0.75%
Health Sciences Fund	1.00%
Inflation Protected Fund	0.48%
International Equities Fund	0.31%
International Government Bond Fund	0.50%
International Growth Fund	0.92%
Large Cap Core Fund	0.70%
Large Capital Growth Fund	0.64%
Mid Cap Index Fund	0.27%
Mid Cap Strategic Growth Fund	0.69%
Money Market I Fund	0.40%
Nasdaq-100 Index Fund	0.40%
Science & Technology Fund	0.88%
Small Cap Aggressive Growth Fund	0.85%
Small Cap Fund	0.89%
Small Cap Index Fund	0.31%
Small Cap Special Values Fund	0.75%
Small-Mid Growth Fund	0.85%
Stock Index Fund	0.26%
Value Fund	0.78%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses in such Fund’s Summary.

Additional Information about Fund Expenses

Commission Recapture Program. Through a commission recapture program a portion of the Funds’ expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses on each Fund Summary, does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, “Total Annual Fund Operating Expenses After Expense Reimbursements” would be as follows: Broad Cap Value Income Fund, 0.84%, Global Social Awareness Fund, 0.67%, Growth & Income Fund, 0.84%, Large Capital Growth Fund, 0.77%, Mid Cap Strategic Growth Fund, 0.84%, Science & Technology Fund, 1.01%, Small Cap Fund, 0.92%, Small Cap Special Values Fund, 0.89%, and Small-Mid Growth Fund, 0.98%.

The expense reductions due to commission recapture for the following funds were less than 0.01%: Asset Allocation Fund, Blue Chip Growth Fund, Core Equity Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Health Sciences Fund, International Growth Fund and Value Fund.

Acquired Fund Fees and Expenses.   Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized expenses of, the particular acquired fund.

The “Other Expenses” included in the Total Annual Fund Operating Expenses in the Fund Summaries for the following Funds include acquired fund fees and expenses, which were less than 0.01%: Emerging Economies Fund, Growth Fund, Science and Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund

Expense Limitations.   VALIC has contractually agreed to reimburse expenses for the period through September 30, 2013, so that the Total Annual Fund Operating Expenses of the following Funds do not exceed the limitations set forth next to each Fund: Blue Chip Growth Fund (0.85%), Broad Cap Value Income Fund (0.85%), Core Equity Fund (0.80%), Dividend Value Fund (0.82%), Global Real Estate Fund (0.95%), Government Securities Fund (0.67%), Growth Fund

MANAGEMENT

(0.81%), Growth & Income Fund (0.85%), Inflation Protected Fund (0.65%), International Growth Fund (1.01%), Large Cap Core Fund (0.85%), Large Capital Growth Fund (0.80%), Mid Cap Strategic Growth Fund (0.85%), Money Market I Fund (0.55%), Nasdaq-100 Index Fund (0.53%), Small Cap Aggressive Growth Fund (0.99%), Small Cap Fund (0.93%), Small Cap Special Values Fund (0.90%), Small-Mid Growth Fund (1.00%) and Value Fund (0.85%). For the fiscal year ended May 31, 2012, each Fund’s Total Annual Fund Operating Expenses were either below or equal to such expense limitation.

Money Market I Fund.   In order to avoid a negative yield, VALIC may waive fees or reimburse expenses of the Money Market I Fund. Any such waiver or reimbursement would be voluntary and could be discontinued at any time by VALIC. There is no guarantee that the Fund will be able to avoid a negative yield. For the fiscal year ended May 31, 2012, VALIC waived fees or reimbursed expenses in the amount of 0.35% of the Total Annual Fund Operating Expenses resulting in Total Annual Fund Operating Expenses After Expense Reimbursement of 0.17%.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008 through 2012 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public

Accounting Firm of VC I, whose report, along with the Funds’ financial statements, is included in the VC I annual report to shareholders which is available upon request. Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Asset Allocation Fund							Blue Chip Growth Fund
	Year Ended May 31,							Year Ended May 31,
	2012	2011	2010		2009	2008		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$11.05	$9.38	$8.08		$10.68	$12.16		$11.18	$8.77	$7.29	$10.54	$10.80

Income (loss) from investment operations:
Net investment income (loss)(d)	0.23	0.25	0.20		0.25	0.31		0.00	0.00	0.00	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.12)	1.63	1.36		(2.06)	(0.75)		0.45	2.41	1.50	(3.25)	(0.23)

Total income (loss) from investment operations	0.11	1.88	1.56		(1.81)	(0.44)		0.45	2.41	1.50	(3.23)	(0.20)

Distributions from:
Net investment income	(0.27)	(0.21)	(0.26)		(0.34)	(0.35)		(0.00)	(0.00)	(0.02)	(0.01)	(0.02)
Net realized gain on securities	–	–	–		(0.45)	(0.69)		–	–	–	(0.01)	(0.04)
Return of capital	–	–	–		–	–		–	–	–	–	–

Total distributions	(0.27)	(0.21)	(0.26)		(0.79)	(1.04)		(0.00)	(0.00)	(0.02)	(0.02)	(0.06)

Net asset value at end of period	$10.89	$11.05	$9.38		$8.08	$10.68		$11.63	$11.18	$8.77	$7.29	$10.54

TOTAL RETURN(a)	1.10%	20.16%	19.38	%(e)	(16.41)%	(3.84	)%(f)	4.04%	27.53%	20.54%	(30.63)%	(1.84	)%(g)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.75%	0.74%	0.78%		0.73%	0.69%		0.85%	0.85%	0.85%	0.85%	0.87%
Ratio of expenses to average net assets(c)	0.75%	0.74%	0.78%		0.73%	0.69%		0.86%	0.87%	0.88%	0.89%	0.91%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%		0.02%	0.00%		0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	2.16%	2.43%	2.18%		2.88%	2.71%		0.04%	0.01%	0.01%	0.29%	0.31%
Ratio of net investment income (loss) to average net assets(c)	2.16%	2.43%	2.18%		2.88%	2.71%		0.02%	(0.01)%	(0.02)%	0.25%	0.27%
Portfolio turnover rate	115%	133%	143%		108%	124%		25%	38%	47%	58%	20%
Number of shares outstanding at end of period (000’s)	13,302	13,129	13,551		13,693	14,626		34,789	39,707	48,453	49,573	39,703
Net assets at end of period (000’s)	$144,854	$145,049	$127,129		$110,655	$156,260		$404,646	$444,092	$424,966	$361,592	$418,429

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance figure was increased by 0.17% from a reimbursement by an affiliate.
(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Broad Cap Value Income Fund					Capital Conservation Fund
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010		2009	2008

PER SHARE DATA
Net asset value at beginning of period	$10.72	$8.69	$7.12	$10.54	$12.65	$9.77	$9.38	$8.78		$9.54	$9.91

Income (loss) from investment operations:
Net investment income (loss)(d)	0.20	0.15	0.16	0.20	0.19	0.27	0.32	0.34		0.43	0.52
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.73)	2.04	1.58	(3.41)	(1.69)	0.38	0.38	0.70		(0.46)	(0.31)

Total income (loss) from investment operations	(0.53)	2.19	1.74	(3.21)	(1.50)	0.65	0.70	1.04		(0.03)	0.21

Distributions from:
Net investment income	(0.17)	(0.16)	(0.17)	(0.21)	(0.19)	(0.31)	(0.31)	(0.44)		(0.73)	(0.58)
Net realized gain on securities	–	–	–	(0.00)	(0.42)	–	–	–		–	–
Return of capital	–	–	–	–	–	–	–	–		–	–

Total distributions	(0.17)	(0.16)	(0.17)	(0.21)	(0.61)	(0.31)	(0.31)	(0.44)		(0.73)	(0.58)

Net asset value at end of period	$10.02	$10.72	$8.69	$7.12	$10.54	$10.11	$9.77	$9.38		$8.78	$9.54

TOTAL RETURN(a)	(4.87)%	25.42%	24.41%	(30.34)%	(12.08)%	6.81%	7.56%	12.04	%(e)(f)	(0.06)%	2.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.85%	0.85%	0.85%	0.85%	0.66%	0.67%	0.69%		0.69%	0.68%
Ratio of expenses to average net assets(c)	1.06%	1.15%	1.14%	1.26%	1.03%	0.66%	0.67%	0.69%		0.69%	0.68%
Ratio of expense reductions to average net assets	0.01%	0.01%	0.01%	0.01%	0.01%	–	–	–		–	–
Ratio of net investment income (loss) to average net assets(b)	1.97%	1.60%	1.90%	2.57%	1.65%	2.79%	3.37%	3.71%		4.83%	5.27%
Ratio of net investment income (loss) to average net assets(c)	1.76%	1.30%	1.61%	2.16%	1.47%	2.79%	3.37%	3.71%		4.83%	5.27%
Portfolio turnover rate	18%	21%	22%	24%	21%	141%	164%	170%		122%	136%
Number of shares outstanding at end of period (000’s)	2,841	2,708	2,337	2,330	2,481	23,049	14,599	13,871		12,387	13,389
Net assets at end of period (000’s)	$28,476	$29,023	$20,302	$16,590	$26,151	$232,990	$142,652	$130,157		$108,805	$127,695

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(f)	The Fund’s performance was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

	Core Equity Fund							Dividend Value Fund
	Year Ended May 31,							Year Ended May 31,
	2012	2011	2010		2009	2008		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$13.44	$10.77	$9.24		$13.85	$15.37		$9.31	$7.45	$6.49	$10.66	$12.98

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.13	0.14		0.17	0.12		0.23	0.21	0.12	0.18	0.20
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.21)	2.69	1.59		(4.66)	(1.50)		(0.08)	1.75	1.02	(3.64)	(1.89)

Total income (loss) from investment operations	(1.03)	2.82	1.73		(4.49)	(1.38)		0.15	1.96	1.14	(3.46)	(1.69)

Distributions from:
Net investment income	(0.14)	(0.15)	(0.20)		(0.12)	(0.14)		(0.13)	(0.10)	(0.18)	(0.24)	(0.22)
Net realized gain on securities	–	–	–		–	–		–	–	–	(0.47)	(0.41)
Return of capital	–	–	–		–	–		–	–	–	–	–

Total distributions	(0.14)	(0.15)	(0.20)		(0.12)	(0.14)		(0.13)	(0.10)	(0.18)	(0.71)	(0.63)

Net asset value at end of period	$12.27	$13.44	$10.77		$9.24	$13.85		$9.33	$9.31	$7.45	$6.49	$10.66

TOTAL RETURN(a)	(7.63)%	26.32%	18.73	%(g)	(32.34)%	(9.00	)%(e)	1.62%	26.50%	17.49%	(32.20)%	(13.28	)%(f)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.80%	0.80%	0.80%		0.82%	0.85%		0.82%	0.82%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets(c)	0.94%	0.94%	0.95%		0.95%	0.91%		0.89%	0.96%	1.00%	0.97%	0.92%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%		0.00%	0.00%		–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.48%	1.07%	1.30%		1.65%	0.84%		2.58%	2.58%	1.60%	2.35%	1.75%
Ratio of net investment income (loss) to average net assets(c)	1.34%	0.93%	1.16%		1.52%	0.78%		2.52%	2.44%	1.43%	2.21%	1.65%
Portfolio turnover rate	81%	103%	103%		88%	69%		12%	70%	41%	39%	37%
Number of shares outstanding at end of period (000’s)	17,200	18,743	20,445		21,909	25,275		37,111	20,559	16,350	15,228	16,855
Net assets at end of period (000’s)	$210,989	$251,962	$220,172		$202,490	$349,995		$346,432	$191,319	$121,769	$98,820	$179,697

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by 0.66% from a reimbursement by an affiliate.
(f)	The Fund’s performance figure was increased by 0.16% from a reimbursement by an affiliate.
(g)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Emerging Economies Fund							Foreign Value Fund
	Year Ended May 31,							Year Ended May 31,
	2012	2011		2010		2009	2008	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$8.53	$6.88		$6.17		$11.67	$13.82	$10.18	$7.74	$7.26	$12.41	$13.21

Income (loss) from investment operations:
Net investment income (loss)(d)	0.11	0.09		0.10		0.17	0.18	0.25	0.24	0.17	0.23	0.36
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.47)	1.70		0.63		(4.85)	(1.44)	(2.89)	2.35	0.52	(4.23)	(0.67)

Total income (loss) from investment operations	(1.36)	1.79		0.73		(4.68)	(1.26)	(2.64)	2.59	0.69	(4.00)	(0.31)

Distributions from:
Net investment income	(0.08)	(0.14)		(0.02)		(0.12)	(0.23)	(0.24)	(0.15)	(0.21)	(0.36)	(0.11)
Net realized gain on securities	–	–		–		(0.70)	(0.66)	–	–	–	(0.79)	(0.38)
Return of capital	–	–		–		–	–	–	–	–	–	–

Total distributions	(0.08)	(0.14)		(0.02)		(0.82)	(0.89)	(0.24)	(0.15)	(0.21)	(1.15)	(0.49)

Net asset value at end of period	$7.09	$8.53		$6.88		$6.17	$11.67	$7.30	$10.18	$7.74	$7.26	$12.41

TOTAL RETURN(a)	(15.99)%	26.09	%(f)	11.86	%(e)	(39.30)%	(9.39)%	(26.11)%	33.69%	9.23%	(30.15)%	(2.44)%

RATIOS/ SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.04%	1.00%		1.02%		1.01%	0.97%	0.83%	0.84%	0.84%	0.94%	0.86%
Ratio of expenses to average net assets(c)	1.04%	1.00%		1.02%		1.01%	0.97%	0.83%	0.84%	0.84%	0.94%	0.86%
Ratio of expense reductions to average net assets	–	–		0.01%		0.03%	0.01%	0.00%	0.00%	0.00%	–	–
Ratio of net investment income (loss) to average net assets(b)	1.50%	1.09%		1.44%		2.32%	1.38%	2.94%	2.60%	1.98%	3.01%	2.82%
Ratio of net investment income (loss) to average net assets(c)	1.50%	1.09%		1.44%		2.32%	1.38%	2.94%	2.60%	1.98%	3.01%	2.82%
Portfolio turnover rate	108%	131%		236%		109%	93%	25%	25%	28%	22%	34%
Number of shares outstanding at end of period (000’s)	70,660	30,187		32,153		34,373	33,870	103,881	104,883	98,873	91,924	76,318
Net assets at end of period (000’s)	$501,317	$257,560		$221,201		$212,124	$395,426	$758,094	$1,067,577	$765,267	$667,342	$946,934

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(f)	The Fund’s performance figure was increased by less than 0.01% from reimbursement for losses realized on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

	Global Real Estate Fund						Global Social Awareness Fund
	Year Ended May 31,				March 10, 2008* to May 31, 2008		Year Ended May 31,
	2012	2011	2010	2009			2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$9.00	$7.44	$6.45	$11.21	$10.00		$15.79	$12.56	$11.21	$20.21	$24.25

Income (loss) from investment operations:
Net investment income (loss)(d)	0.17	0.16	0.20	0.20	0.04		0.29	0.25	0.21	0.27	0.41
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.95)	2.04	1.64	(4.87)	1.17		(2.06)	3.21	1.48	(7.47)	(1.71)

Total income (loss) from investment operations	(0.78)	2.20	1.84	(4.67)	1.21		(1.77)	3.46	1.69	(7.20)	(1.30)

Distributions from:
Net investment income	(0.29)	(0.53)	(0.85)	(0.09)	–		(0.30)	(0.23)	(0.34)	(0.40)	(0.29)
Net realized gain on securities	(0.47)	(0.11)	–	–	–		–	–	–	(1.40)	(2.45)
Return of capital	–	–	–	–	–		–	–	–	–	–

Total distributions	(0.76)	(0.64)	(0.85)	(0.09)	–		(0.30)	(0.23)	(0.34)	(1.80)	(2.74)

Net asset value at end of period	$7.46	$9.00	$7.44	$6.45	$11.21		$13.72	$15.79	$12.56	$11.21	$20.21

TOTAL RETURN(a)	(7.94)%	30.56%	28.56%	(41.58)%	12.10%		(11.20)%	27.71%	14.88%	(34.56)%	(5.35	)%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.92%	0.92%	0.93%	0.95%	0.95	%@	0.68%	0.67%	0.69%	0.72%	0.65%
Ratio of expenses to average net assets(c)	0.92%	0.92%	0.93%	1.01%	5.04	%@	0.68%	0.67%	0.69%	0.72%	0.65%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.01%	–		0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	2.25%	1.88%	2.68%	3.54%	2.22	%@	1.98%	1.74%	1.63%	2.03%	1.95%
Ratio of net investment income (loss) to average net assets(c)	2.25%	1.88%	2.68%	3.48%	(1.87	)%@	1.98%	1.74%	1.63%	2.03%	1.95%
Portfolio turnover rate	88%	75%	86%	88%	11%		102%	119%	91%	95%	165%
Number of shares outstanding at end of period (000’s)	37,728	34,869	37,199	35,436	2,599		17,590	18,506	20,713	24,562	27,983
Net assets at end of period (000’s)	$281,639	$313,781	$276,688	$228,590	$29,131		$241,281	$292,234	$260,145	$275,293	$565,483

@	Annualized
*	Date Fund commenced operations.
(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by 0.12% from a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Global Strategy Fund						Government Securities Fund
	Year Ended May 31,						Year Ended May 31,
	2012	2011	2010		2009	2008	2012		2011	2010		2009	2008

PER SHARE DATA
Net asset value at beginning of period	$12.19	$10.07	$9.74		$12.77	$13.08	$10.70		$10.67	$10.50		$10.42	$10.12

Income (loss) from investment operations:
Net investment income (loss)(d)	0.41	0.36	0.37		0.32	0.41	0.27		0.24	0.28		0.28	0.40
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.66)	2.11	0.99		(2.39)	(0.33)	0.70		0.12	0.29		0.05	0.36

Total income (loss) from investment operations	(1.25)	2.47	1.36		(2.07)	0.08	0.97		0.36	0.57		0.33	0.76

Distributions from:
Net investment income	(0.53)	(0.35)	(1.03)		(0.71)	(0.19)	(0.33)		(0.33)	(0.40)		(0.25)	(0.46)
Net realized gain on securities	–	–	–		(0.25)	(0.20)	–		–	–		–	–
Return of capital	–	–	–		–	–	–		–	–		–	–

Total distributions	(0.53)	(0.35)	(1.03)		(0.96)	(0.39)	(0.33)		(0.33)	(0.40)		(0.25)	(0.46)

Net asset value at end of period	$10.41	$12.19	$10.07		$9.74	$12.77	$11.34		$10.70	$10.67		$10.50	$10.42

TOTAL RETURN(a)	(10.28)%	24.85%	13.79	%(e)	(15.60)%	0.63%	9.19	%(f)	3.45%	5.56	%(e)	3.04%	7.54%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.67%	0.68%	0.68%		0.71%	0.73%	0.67%		0.65%	0.71%		0.65%	0.66%
Ratio of expenses to average net assets(c)	0.67%	0.68%	0.68%		0.71%	0.73%	0.69%		0.65%	0.71%		0.65%	0.66%
Ratio of expense reductions to average net assets	0.00%	0.00%	–		–	–	–		–	–		–	–
Ratio of net investment income (loss) to average net assets(b)	3.65%	3.26%	3.47%		3.16%	3.17%	2.51%		2.22%	2.58%		2.63%	3.92%
Ratio of net investment income (loss) to average net assets(c)	3.65%	3.26%	3.47%		3.16%	3.17%	2.49%		2.22%	2.58%		2.63%	3.92%
Portfolio turnover rate	28%	17%	20%		25%	25%	230%		353%	216%		126%	67%
Number of shares outstanding at end of period (000’s)	42,243	44,818	39,169		36,697	38,838	12,866		10,389	11,721		13,789	16,472
Net assets at end of period (000’s)	$439,884	$546,500	$394,548		$357,538	$495,975	$145,929		$111,118	$125,053		$144,793	$171,641

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(f)	The Fund’s performance was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

	Growth Fund						Growth & Income Fund
	Year Ended May 31,						Year Ended May 31,
	2012	2011	2010		2009	2008	2012	2011	2010		2009	2008

PER SHARE DATA
Net asset value at beginning of period	$11.85	$9.20	$7.60		$11.17	$10.26	$12.80	$10.48	$9.35		$16.14	$17.73

Income (loss) from investment operations:
Net investment income (loss)(d)	0.09	0.07	0.06		0.05	0.02	0.11	0.09	0.13		0.24	0.26
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.19)	2.65	1.61		(3.62)	0.89	(0.79)	2.37	1.24		(5.79)	(0.85)

Total income (loss) from investment operations	(0.10)	2.72	1.67		(3.57)	0.91	(0.68)	2.46	1.37		(5.55)	(0.59)

Distributions from:
Net investment income	(0.08)	(0.07)	(0.07)		0.00	–	(0.09)	(0.14)	(0.24)		(0.28)	(0.22)
Net realized gain on securities	–	–	–		0.00	–	–	–	–		(0.96)	(0.78)
Return of capital	–	–	–		–	–	–	–	–		–	–

Total distributions	(0.08)	(0.07)	(0.07)		0.00	–	(0.09)	(0.14)	(0.24)		(1.24)	(1.00)

Net asset value at end of period	$11.67	$11.85	$9.20		$7.60	$11.17	$12.03	$12.80	$10.48		$9.35	$16.14

TOTAL RETURN(a)	(0.78)%	29.60%	22.01	%(f)	(31.94)%	8.87%	(5.23)%	23.60%	14.58	%(f)	(33.90)%	(3.44	)%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%	0.85%		0.94%	0.95%	0.85%	0.85%	0.85%		0.85%	0.85%
Ratio of expenses to average net assets(c)	0.84%	0.85%	0.88%		0.94%	0.95%	0.98%	0.96%	0.95%		0.95%	0.89%
Ratio of expense reductions to average net assets	–	–	–		–	–	0.01%	0.01%	0.01%		0.02%	0.03%
Ratio of net investment income (loss) to average net assets(b)	0.77%	0.71%	0.67%		0.64%	0.22%	0.92%	0.76%	1.21%		2.15%	1.53%
Ratio of net investment income (loss) to average net assets(c)	0.74%	0.67%	0.64%		0.64%	0.22%	0.79%	0.65%	1.11%		2.05%	1.49%
Portfolio turnover rate	87%	95%	99%		114%	203%	227%	167%	174%		189%	238%
Number of shares outstanding at end of period (000’s)	65,596	67,486	71,366		75,864	86,259	6,737	7,119	7,598		7,861	8,034
Net assets at end of period (000’s)	$765,515	$800,022	$656,380		$576,502	$963,368	$81,057	$91,114	$79,602		$73,508	$129,657

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by 0.17% from a reimbursement by an affiliate.
(f)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Health Sciences Fund					Inflation Protected Fund
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$12.78	$9.07	$7.18	$10.56	$11.53	$10.89	$10.17	$9.20	$10.01	$9.59

Income (loss) from investment operations:
Net investment income (loss)(d)	(0.07)	0.00	(0.05)	(0.04)	(0.07)	0.37	0.34	0.24	0.20	0.49
Net realized and unrealized gain (loss) on investments and foreign currencies	0.68	3.71	1.94	(2.45)	0.13	0.70	0.62	0.81	(0.61)	0.29

Total income (loss) from investment operations	0.61	3.71	1.89	(2.49)	0.06	1.07	0.96	1.05	(0.41)	0.78

Distributions from:
Net investment income	(0.26)	–	–	–	–	(0.17)	(0.24)	(0.08)	(0.39)	(0.36)
Net realized gain on securities	(0.52)	–	–	(0.89)	(1.03)	–	–	–	–	–
Return of capital	–	–	–	–	–	–	–	–	(0.01)	–

Total distributions	(0.78)	–	–	(0.89)	(1.03)	(0.17)	(0.24)	(0.08)	(0.40)	(0.36)

Net asset value at end of period	$12.61	$12.78	$9.07	$7.18	$10.56	$11.79	$10.89	$10.17	$9.20	$10.01

TOTAL RETURN(a)	5.81%	40.90%	26.32%	(23.05)%	0.05%	9.93%	9.57%	11.47%	(4.08)%	8.22%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.16%	1.17%	1.18%	1.19%	1.17%	0.61%	0.63%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets(c)	1.16%	1.17%	1.18%	1.19%	1.17%	0.61%	0.63%	0.65%	0.66%	0.73%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.01%	0.00%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	(0.60)%	0.01%	(0.62)%	(0.55)%	(0.63)%	3.22%	3.30%	2.55%	2.18%	5.59%
Ratio of net investment income (loss) to average net assets(c)	(0.60)%	0.01%	(0.62)%	(0.55)%	(0.63)%	3.22%	3.30%	2.55%	2.16%	5.51%
Portfolio turnover rate	21%	38%	38%	43%	44%	52%	49%	48%	39%	70%
Number of shares outstanding at end of period (000’s)	20,668	17,920	18,776	19,699	18,782	35,093	31,956	22,673	16,219	15,887
Net assets at end of period (000’s)	$260,654	$229,069	$170,216	$141,470	$198,368	$413,818	$347,947	$230,538	$149,178	$159,074

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

FINANCIAL HIGHLIGHTS

	International Equities Fund					International Government Bond Fund
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$6.84	$5.38	$5.15	$10.37	$11.29	$12.86	$11.92	$11.55	$12.39	$12.05

Income (loss) from investment operations:
Net investment income (loss)(d)	0.16	0.16	0.13	0.19	0.31	0.39	0.42	0.45	0.46	0.49
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.60)	1.45	0.25	(4.18)	(0.75)	(0.03)	1.12	0.40	(0.56)	0.57

Total income (loss) from investment operations	(1.44)	1.61	0.38	(3.99)	(0.44)	0.36	1.54	0.85	(0.10)	1.06

Distributions from:
Net investment income	(0.18)	(0.15)	(0.15)	(0.28)	(0.26)	(0.46)	(0.60)	(0.48)	(0.73)	(0.63)
Net realized gain on securities	–	–	–	(0.95)	(0.22)	(0.14)	–	–	(0.01)	(0.09)
Return of capital	–	–	–	–	–	–	–	–	–	–

Total distributions	(0.18)	(0.15)	(0.15)	(1.23)	(0.48)	(0.60)	(0.60)	(0.48)	(0.74)	(0.72)

Net asset value at end of period	$5.22	$6.84	$5.38	$5.15	$10.37	$12.62	$12.86	$11.92	$11.55	$12.39

TOTAL RETURN(a)	(21.18)%	30.18%	7.06%	(37.10)%	(3.91)%	2.86%	13.16%	7.32%	(0.70)%	8.94%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.52%	0.47%	0.52%	0.55%	0.51%	0.67%	0.67%	0.68%	0.72%	0.68%
Ratio of expenses to average net assets(c)	0.52%	0.47%	0.52%	0.55%	0.51%	0.67%	0.67%	0.68%	0.72%	0.68%
Ratio of expense reductions to average net assets	–	–	–	–	–	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	2.78%	2.53%	2.29%	3.18%	2.87%	3.08%	3.34%	3.70%	3.96%	4.07%
Ratio of net investment income (loss) to average net assets(c)	2.78%	2.53%	2.29%	3.18%	2.87%	3.08%	3.34%	3.70%	3.96%	4.07%
Portfolio turnover rate	99%	56%	66%	81%	104%	126%	113%	147%	224%	183%
Number of shares outstanding at end of period (000’s)	132,279	150,421	145,793	141,492	106,313	15,494	14,721	12,409	13,016	14,457
Net assets at end of period (000’s)	$689,840	$1,028,197	$783,839	$728,784	$1,102,850	$195,494	$189,309	$147,932	$150,314	$179,191

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

FINANCIAL HIGHLIGHTS

	International Growth Fund						Large Cap Core Fund
	Year Ended May 31,						Year Ended May 31,
	2012	2011		2010	2009	2008	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$12.04	$9.04		$8.29	$13.15	$12.91	$12.33	$9.37	$7.92	$10.78	$11.91

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.17		0.13	0.18	0.20	0.12	0.09	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.22)	2.98		0.80	(4.86)	0.16	(0.73)	2.98	1.47	(2.51)	(0.65)

Total income (loss) from investment operations	(2.04)	3.15		0.93	(4.68)	0.36	(0.61)	3.07	1.57	(2.38)	(0.54)

Distributions from:
Net investment income	(0.19)	(0.15)		(0.18)	(0.18)	(0.12)	(0.11)	(0.11)	(0.12)	(0.04)	(0.09)
Net realized gain on securities	–	–		–	–	–	(0.39)	–	–	(0.44)	(0.50)
Return of capital	–	–		–	–	–	–	–	–	–	–

Total distributions	(0.19)	(0.15)		(0.18)	(0.18)	(0.12)	(0.50)	(0.11)	(0.12)	(0.48)	(0.59)

Net asset value at end of period	$9.81	$12.04		$9.04	$8.29	$13.15	$11.22	$12.33	$9.37	$7.92	$10.78

TOTAL RETURN(a)	(16.96)%	35.00	%(e)	11.07%	(35.39)%	2.78%	(4.78)%	32.94%	19.81%	(21.36)%	(4.73)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.01%	1.01%		1.01%	1.01%	1.01%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	1.11%	1.12%		1.12%	1.14%	1.11%	0.89%	0.85%	0.88%	0.89%	1.00%
Ratio of expense reductions to average net assets	0.00%	0.00%		0.00%	0.00%	0.00%	–	0.01%	0.01%	0.02%	0.02%
Ratio of net investment income (loss) to average net assets(b)	1.72%	1.53%		1.35%	2.11%	1.56%	1.04%	0.85%	1.08%	1.60%	0.96%
Ratio of net investment income (loss) to average net assets(c)	1.62%	1.42%		1.24%	1.97%	1.46%	0.99%	0.85%	1.05%	1.56%	0.81%
Portfolio turnover rate	53%	67%		79%	70%	64%	106%	44%	33%	41%	62%
Number of shares outstanding at end of period (000’s)	49,532	51,294		52,207	53,649	55,226	11,170	11,843	12,406	12,312	7,869
Net assets at end of period (000’s)	$485,839	$617,720		$471,764	$444,783	$726,258	$125,281	$145,975	$116,227	$97,480	$84,844

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

	Large Capital Growth Fund							Mid Cap Index Fund
	Year Ended May 31,							Year Ended May 31,
	2012	2011	2010		2009	2008		2012	2011		2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$12.31	$9.73	$8.23		$12.45	$12.38		$22.71	$17.30		$13.32	$23.88	$26.62

Income (loss) from investment operations:
Net investment income (loss)(d)	0.02	0.03	0.04		0.06	0.03		0.21	0.18		0.19	0.25	0.26
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.82)	2.59	1.53		(4.01)	0.07		(1.74)	5.43		4.40	(8.65)	(1.05)

Total income (loss) from investment operations	(0.80)	2.62	1.57		(3.95)	0.10		(1.53)	5.61		4.59	(8.40)	(0.79)

Distributions from:
Net investment income	(0.03)	(0.04)	(0.07)		(0.03)	(0.03)		(0.26)	(0.20)		(0.25)	(0.27)	(0.30)
Net realized gain on securities	–	–	–		(0.24)	–		(1.18)	–		(0.36)	(1.89)	(1.65)
Return of capital	–	–	–		–	–		–	–		–	–	–

Total distributions	(0.03)	(0.04)	(0.07)		(0.27)	(0.03)		(1.44)	(0.20)		(0.61)	(2.16)	(1.95)

Net asset value at end of period	$11.48	$12.31	$9.73		$8.23	12.45		$19.74	$22.71		$17.30	$13.32	23.88

TOTAL RETURN(a)	(6.45)%	27.01%	19.08	%(f)	(31.55)%	0.78	%(e)	(6.38)%	32.54	%(e)	34.73%	(33.91)%	(2.73)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.78%	0.78%	0.78%		0.79%	0.78%		0.38%	0.39%		0.39%	0.40%	0.38%
Ratio of expenses to average net assets(c)	0.78%	0.78%	0.78%		0.79%	0.78%		0.38%	0.39%		0.39%	0.40%	0.38%
Ratio of expense reductions to average net assets	0.01%	0.01%	0.00%		0.00%	0.01%		–	–		–	–	–
Ratio of net investment income (loss) to average net assets(b)	0.19%	0.25%	0.41%		0.61%	0.27%		1.02%	0.93%		1.17%	1.64%	1.08%
Ratio of net investment income (loss) to average net assets(c)	0.19%	0.25%	0.41%		0.61%	0.27%		1.02%	0.93%		1.17%	1.64%	1.08%
Portfolio turnover rate	173%	129%	59%		49%	49%		11%	18%		12%	22%	21%
Number of shares outstanding at end of period (000’s)	29,965	32,735	35,736		38,018	41,724		122,335	120,474		121,459	123,279	112,050
Net assets at end of period (000’s)	$343,971	$402,977	$347,731		$312,755	$519,294		$2,415,464	$2,736,232		$2,101,641	$1,642,120	$2,676,198

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance figure was increased by less than 0.01% by a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Mid Cap Strategic Growth Fund						Money Market I Fund
	Year Ended May 31,						Year Ended May 31,
	2012	2011	2010		2009	2008	2012		2011	2010		2009	2008

PER SHARE DATA
Net asset value at beginning of period	$13.62	$9.92	$7.83		$15.03	$14.14	$1.00		$1.00	$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.01	(0.00)		0.02	0.01	0.00		0.00	0.00		0.01	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.74)	3.70	2.14		(5.95)	1.23	0.00		(0.00)	0.00		–	–

Total income (loss) from investment operations	(1.73)	3.71	2.14		(5.93)	1.24	0.00		0.00	0.00		0.01	0.04

Distributions from:
Net investment income	(0.06)	(0.01)	(0.05)		–	–	(0.00)		(0.00)	(0.00)		(0.01)	(0.04)
Net realized gain on securities	–	–	–		(1.27)	(0.35)	–		–	(0.00)		–	–
Return of capital	–	–	–		–	–	–		–	–		–	–

Total distributions	(0.06)	(0.01)	(0.05)		(1.27)	(0.35)	(0.00)		(0.00)	(0.00)		(0.01)	(0.04)

Net asset value at end of period	$11.83	$13.62	$9.92		$7.83	$15.03	$1.00		$1.00	$1.00		$1.00	$1.00

TOTAL RETURN(a)	(12.67)%	37.37%	27.35	%(f)	(37.52)%	8.71%	0.01	%(g)	0.01%	0.04	%(e)	1.33%	3.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.84%	0.85%		0.85%	0.84%	0.17%		0.24%	0.41%		0.54%	0.51%
Ratio of expenses to average net assets(c)	0.86%	0.84%	0.86%		0.87%	0.84%	0.52%		0.52%	0.55%		0.59%	0.51%
Ratio of expense reductions to average net assets	0.01%	0.02%	0.04%		0.04%	0.01%	–		–	–		–	–
Ratio of net investment income (loss) to average net assets(b)	0.09%	0.10%	(0.09)%		0.21%	0.03%	0.01%		0.01%	0.03%		1.31%	3.72%
Ratio of net investment income (loss) to average net assets(c)	0.08%	0.10%	(0.10)%		0.19%	0.03%	(0.33)%		(0.27)%	(0.10)%		1.26%	3.72%
Portfolio turnover rate	62%	134%	239%		293%	151%	N/A		N/A	N/A		N/A	N/A
Number of shares outstanding at end of period (000’s)	20,800	25,052	25,009		26,125	24,438	409,147		474,285	542,000		612,933	572,369
Net assets at end of period (000’s)	$246,037	$341,241	$248,109		$204,470	$367,295	$408,487		$473,443	$541,159		$611,356	$572,434

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.
(f)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.
(g)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.

FINANCIAL HIGHLIGHTS

	Nasdaq-100® Index Fund						Science & Technology Fund
	Year Ended May 31,						Year Ended May 31,
	2012	2011	2010		2009	2008	2012	2011	2010		2009		2008

PER SHARE DATA
Net asset value at beginning of period	$6.45	$5.03	$3.89		$5.62	$5.34	$17.57	$12.93	$9.98		$14.41		$13.67

Income (loss) from investment operations:
Net investment income (loss)(d)	0.04	0.02	0.01		0.01	0.01	(0.01)	(0.03)	(0.02)		0.01		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.31	1.41	1.14		(1.68)	0.27	(1.72)	4.67	2.98		(4.44)		0.75

Total income (loss) from investment operations	0.35	1.43	1.15		(1.67)	0.28	(1.73)	4.64	2.96		(4.43)		0.74

Distributions from:
Net investment income	(0.02)	(0.01)	(0.01)		(0.01)	–	–	(0.00)	(0.01)		–		–
Net realized gain on securities	(0.75)	–	–		(0.05)	–	–	–	–		–		–
Return of capital	–	–	–		–	–	–	–	–		–		–

Total distributions	(0.77)	(0.01)	(0.01)		(0.06)	–	–	(0.00)	(0.01)		–		–

Net asset value at end of period	$6.03	$6.45	$5.03		$3.89	$5.62	$15.84	$17.57	$12.93		$9.98		$14.41

TOTAL RETURN(a)	6.91%	28.53%	29.60	%(f)	(29.36)%	5.32%	(9.85)%	35.89%	29.67	%(f)	(30.74	)%(e)	5.41%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.53%	0.53%	0.54%		0.55%	0.56%	1.02%	1.02%	1.02%		1.06%		1.00%
Ratio of expenses to average net assets(c)	0.59%	0.63%	0.60%		0.66%	0.60%	1.02%	1.02%	1.02%		1.06%		1.00%
Ratio of expense reductions to average net assets	–	–	–		–	–	0.01%	0.01%	0.02%		0.01%		0.01%
Ratio of net investment income (loss) to average net assets(b)	0.59%	0.43%	0.25%		0.35%	0.27%	(0.10)%	(0.22)%	(0.20)%		0.09%		(0.11)%
Ratio of net investment income (loss) to average net assets(c)	0.52%	0.33%	0.18%		0.24%	0.23%	(0.10)%	(0.22)%	(0.20)%		0.09%		(0.11)%
Portfolio turnover rate	12%	29%	6%		9%	8%	113%	111%	138%		150%		145%
Number of shares outstanding at end of period (000’s)	27,028	19,713	20,423		18,892	17,471	45,092	50,582	54,912		56,476		63,061
Net assets at end of period (000’s)	$162,983	$127,160	$102,703		$73,521	$98,269	$714,118	$888,918	$710,097		$563,610		$908,590

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by 0.07% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance figure was increased by less than 0.01% by a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Small Cap Aggressive Growth Fund						Small Cap Fund
	Year Ended May 31,						Year Ended May 31,
	2012	2011	2010		2009	2008	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$12.63	$9.84	$7.05		$11.17	$11.71	$11.22	$8.31	$6.39	$9.82	$13.22

Income (loss) from investment operations:
Net investment income (loss)(d)	(0.06)	(0.06)	(0.05)		(0.03)	(0.05)	0.00	0.01	0.01	0.03	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.46)	2.85	2.84		(3.17)	(0.49)	(0.88)	2.92	1.95	(2.98)	(2.04)

Total income (loss) from investment operations	(1.52)	2.79	2.79		(3.20)	(0.54)	(0.88)	2.93	1.96	(2.95)	(2.00)

Distributions from:
Net investment income	–	–	(0.00)		–	–	(0.01)	(0.02)	(0.04)	(0.04)	–
Net realized gain on securities	(0.78)	–	–		(0.92)	–	–	–	–	(0.44)	(1.40)
Return of capital	–	–	–		–	–	–	–	–	–	–

Total distributions	(0.78)	–	(0.00)		(0.92)	–	(0.01)	(0.02)	(0.04)	(0.48)	(1.40)

Net asset value at end of period	$10.33	$12.63	$9.84		$7.05	$11.17	$10.33	$11.22	$8.31	$6.39	$9.82

TOTAL RETURN(a)	(11.72)%	28.35%	39.59	%(e)	(26.42)%	(4.59)%	(7.81)%	35.24%	30.65%	(29.56)%	(15.29)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.99%	0.99%	0.99%		0.99%	1.00%	0.93%	0.93%	0.94%	0.95%	0.95%
Ratio of expenses to average net assets(c)	1.10%	1.05%	1.10%		1.12%	1.14%	1.05%	1.05%	1.06%	1.07%	1.05%
Ratio of expense reductions to average net assets	–	0.04%	0.02%		0.01%	0.03%	0.01%	0.01%	0.01%	0.01%	0.00%
Ratio of net investment income (loss) to average net assets(b)	(0.59)%	(0.62)%	(0.56)%		(0.37)%	(0.52)%	0.01%	0.05%	0.13%	0.40%	0.31%
Ratio of net investment income (loss) to average net assets(c)	(0.70)%	(0.68)%	(0.66)%		(0.50)%	(0.66)%	(0.11)%	(0.07)%	0.00%	0.28%	0.21%
Portfolio turnover rate	169%	42%	73%		74%	98%	39%	38%	37%	40%	119%
Number of shares outstanding at end of period (000’s)	6,994	7,230	8,809		6,553	5,823	28,964	31,857	34,509	37,152	39,852
Net assets at end of period (000’s)	$72,224	$91,326	$86,711		$46,179	$65,033	$299,145	$357,571	$286,788	$237,444	$391,306

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% by a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Small Cap Index Fund					Small Cap Special Values Fund
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010		2009	2008

PER SHARE DATA
Net asset value at beginning of period	$15.60	$12.15	$9.43	$15.80	$19.41	$9.67	$8.08	$6.03		$9.73	$12.62

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.13	0.11	0.18	0.23	0.05	0.06	0.05		0.10	0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.61)	3.44	3.06	(5.35)	(2.27)	(0.66)	1.59	2.12		(3.43)	(2.31)

Total income (loss) from investment operations	(1.43)	3.57	3.17	(5.17)	(2.04)	(0.61)	1.65	2.17		(3.33)	(2.19)

Distributions from:
Net investment income	(0.14)	(0.12)	(0.18)	(0.23)	(0.20)	(0.07)	(0.06)	(0.12)		(0.10)	(0.09)
Net realized gain on securities	–	–	(0.27)	(0.97)	(1.37)	–	–	–		(0.27)	(0.61)
Return of capital	–	–	–	–	–	–	–	–		–	–

Total distributions	(0.14)	(0.12)	(0.45)	(1.20)	(1.57)	(0.07)	(0.06)	(0.12)		(0.37)	(0.70)

Net asset value at end of period	$14.03	$15.60	$12.15	$9.43	$15.80	$8.99	$9.67	$8.08		$6.03	$9.73

TOTAL RETURN(a)	(9.13)%	29.44%	34.01%	(32.19)%	(10.71)%	(6.27)%	20.40%	36.20	%(e)	(33.97)%	(17.39)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.44%	0.44%	0.46%	0.47%	0.42%	0.90%	0.90%	0.90%		0.90%	0.90%
Ratio of expenses to average net assets(c)	0.44%	0.44%	0.46%	0.47%	0.42%	0.93%	0.92%	0.98%		0.96%	0.92%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.01%	0.01%	0.01%		0.04%	0.03%
Ratio of net investment income (loss) to average net assets(b)	1.26%	0.95%	0.98%	1.65%	1.34%	0.59%	0.65%	0.69%		1.48%	1.09%
Ratio of net investment income (loss) to average net assets(c)	1.26%	0.95%	0.98%	1.65%	1.34%	0.57%	0.63%	0.61%		1.42%	1.07%
Portfolio turnover rate	14%	13%	15%	24%	20%	60%	41%	98%		67%	51%
Number of shares outstanding at end of period (000’s)	57,427	62,750	66,604	67,300	62,690	20,167	23,569	25,867		26,857	26,379
Net assets at end of period (000’s)	$805,784	$978,592	$809,018	$634,336	$990,398	$181,376	$227,951	$209,121		$162,069	$256,767

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Small-Mid Growth Fund							Stock Index Fund
	Year Ended May 31,							Year Ended May 31,
	2012		2011	2010		2009	2008	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value at beginning of period	$11.72		$8.54	$6.79		$10.05	$11.65	$26.71	$21.93	$19.06	$34.60	$39.80

Income (loss) from investment operations:
Net investment income (loss)(d)	(0.05)		(0.06)	(0.05)		0.01	(0.03)	0.45	0.41	0.37	0.53	0.60
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.11)		3.24	1.82		(2.98)	(1.57)	(0.76)	5.12	3.66	(12.20)	(3.30)

Total income (loss) from investment operations	(1.16)		3.18	1.77		(2.97)	(1.60)	(0.31)	5.53	4.03	(11.67)	(2.70)

Distributions from:
Net investment income	–		(0.00)	(0.02)		(0.01)	–	(0.46)	(0.43)	(0.49)	(0.70)	(0.61)
Net realized gain on securities	–		–	–		(0.28)	–	(1.44)	(0.32)	(0.67)	(3.17)	(1.89)
Return of capital	–		–	–		–	–	–	–	–	–	–

Total distributions	–		(0.00)	(0.02)		(0.29)	–	(1.90)	(0.75)	(1.16)	(3.87)	(2.50)

Net asset value at end of period	$10.56		$11.72	$8.54		$6.79	$10.05	$24.50	$26.71	$21.93	$19.06	$34.60

TOTAL RETURN(a)	(9.90	)%(f)	37.24%	26.03	%(e)	(29.01)%	(13.73)%	(0.76)%	25.55%	21.06%	(32.99)%	(6.98)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.00%		1.00%	1.00%		1.00%	1.00%	0.37%	0.38%	0.38%	0.39%	0.35%
Ratio of expenses to average net assets(c)	1.06%		1.15%	1.09%		1.15%	1.03%	0.37%	0.38%	0.38%	0.39%	0.35%
Ratio of expense reductions to average net assets	0.02%		0.02%	0.04%		0.06%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	(0.52)%		(0.61)%	(0.63)%		0.01%	(0.33)%	1.83%	1.70%	1.70%	2.31%	1.64%
Ratio of net investment income (loss) to average net assets(c)	(0.58)%		(0.76)%	(0.72)%		(0.14)%	(0.36)%	1.83%	1.70%	1.70%	2.31%	1.64%
Portfolio turnover rate	120%		155%	74%		91%	196%	3%	11%	7%	7%	5%
Number of shares outstanding at end of period (000’s)	9,581		10,329	11,165		11,464	11,803	138,507	132,974	136,381	130,783	124,600
Net assets at end of period (000’s)	$101,132		$121,033	$95,319		$77,843	$118,628	$3,393,666	$3,551,607	$2,990,589	$2,493,280	$4,311,083

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement from an affiliate.
(f)	The Fund’s performance was increased by 0.26% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

	Value Fund
	Year Ended May 31,
	2012	2011	2010	2009		2008

PER SHARE DATA
Net asset value at beginning of period	$10.28	$8.28	$7.20	$11.01		$13.41

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.10	0.05	0.15		0.15
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.70)	1.97	1.20	(3.76)		(1.65)

Total income (loss) from investment operations	(0.52)	2.07	1.25	(3.61)		(1.50)

Distributions from:
Net investment income	(0.13)	(0.07)	(0.17)	(0.09)		(0.04)
Net realized gain on securities	–	–	–	(0.11)		(0.86)
Return of capital	–	–	–	–		–

Total distributions	(0.13)	(0.07)	(0.17)	(0.20)		(0.90)

Net asset value at end of period	$9.63	$10.28	$8.28	$7.20		$11.01

TOTAL RETURN(a)	(5.00)%	25.03%	17.30%	(32.55	)%(e)	(11.44)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.85%	0.85%	0.85%		0.88%
Ratio of expenses to average net assets(c)	0.97%	0.93%	0.94%	0.94%		0.93%
Ratio of expense reductions to average net assets	0.00%	–	–	–		–
Ratio of net investment income (loss) to average net assets(b)	1.87%	1.10%	0.56%	1.89%		1.39%
Ratio of net investment income (loss) to average net assets(c)	1.75%	1.02%	0.47%	1.79%		1.34%
Portfolio turnover rate	13%	157%	105%	173%		142%
Number of shares outstanding at end of period (000’s)	10,469	14,825	18,716	21,631		25,199
Net assets at end of period (000’s)	$100,820	$152,457	$155,035	$155,725		$277,346

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VC I’s operations.

Further information about the Funds’ investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC I’s prospectus, SAI, and shareholder reports are available online at http://www.valic.com/Prospectuses-Reports_3240_424368.html.

The Securities and Exchange Commission (SEC) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-03738

VALIC COMPANY I

Ticker Symbol:
ASSET ALLOCATION FUND	VCAAX
BLUE CHIP GROWTH FUND	VCBCX
BROAD CAP VALUE INCOME FUND	VBCVX
CAPITAL CONSERVATION FUND	VCCCX
CORE EQUITY FUND	VCCEX
DIVIDEND VALUE FUND	VCIGX
EMERGING ECONOMIES FUND	VCGEX
FOREIGN VALUE FUND	VCFVX
GLOBAL REAL ESTATE FUND	VGREX
GLOBAL SOCIAL AWARENESS FUND	VCSOX
GLOBAL STRATEGY FUND	VGLSX
GOVERNMENT SECURITIES FUND	VCGSX
GROWTH FUND	VCULX
GROWTH & INCOME FUND	VCGAX
HEALTH SCIENCES FUND	VCHSX
INFLATION PROTECTED FUND	VCTPX
INTERNATIONAL EQUITIES FUND	VCIEX
INTERNATIONAL GOVERNMENT BOND FUND	VCIFX
INTERNATIONAL GROWTH FUND	VCINX
LARGE CAP CORE FUND	VLCCX
LARGE CAPITAL GROWTH FUND	VLCGX
MID CAP INDEX FUND	VMIDX
MID CAP STRATEGIC GROWTH FUND	VMSGX
MONEY MARKET I FUND	VCIXX
NASDAQ-100 INDEX FUND	VCNIX
SCIENCE & TECHNOLOGY FUND	VCSTX
SMALL CAP AGGRESSIVE GROWTH FUND	VSAGX
SMALL CAP FUND	VCSMX
SMALL CAP INDEX FUND	VCSLX
SMALL CAP SPECIAL VALUES FUND	VSSVX
SMALL-MID GROWTH FUND	VSSGX
STOCK INDEX FUND	VSTIX
VALUE FUND	VAVAX

STATEMENT OF ADDITIONAL INFORMATION

PART B

October 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I (“VC I”). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectuses dated October 1, 2012. VC I’s Annual Report dated May 31, 2012 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a Prospectus may be obtained by visiting http:/www.VALIC.com/Prospectuses-Reports_3240-4268.html, calling 1-800-448-2542, or writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648.

i

ii

GENERAL INFORMATION AND HISTORY

VC I was incorporated in Maryland on December 7, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC I and subject to the authority of VC I’s Board of Directors (“the Board”), VALIC serves as VC I’s investment adviser (the “Adviser”) and conducts the business and affairs of VC I. VC I consists of separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the International Government Bond and Nasdaq-100 Index Funds, is “diversified” as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to collectively, as the “Sub-advisers”) for each Fund to provide investment sub-advisory services, subject to VALIC’s oversight.

VC I issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”), Individual Retirement Accounts (“IRAs”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).

VC I was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company (“AGSPC”) on January 14, 1985, to North American Funds Variable Product Series I on October 1, 2000, and to VALIC Company I on December 31, 2001. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company I; and it was renamed VALIC Company I on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/2000 to 12/31/2001	Name effective 12/31/2001
AGSPC Asset Allocation Fund	North American – AG Asset Allocation Fund	Asset Allocation Fund
AGSPC Capital Conservation Fund	North American – AG Capital Conservation Fund	Capital Conservation Fund
AGSPC Government Securities Fund	North American – AG Government Securities Fund	Government Securities Fund
AGSPC Growth & Income Fund	North American – AG Growth & Income Fund	Growth & Income Fund
AGSPC International Equities Fund	North American – AG International Equities Fund	International Equities Fund
AGSPC International Government Bond Fund	North American – AG International Government Bond Fund	International Government Bond Fund
AGSPC Mid Cap Index Fund	North American – AG Mid Cap Index Fund	Mid Cap Index Fund
AGSPC Money Market Fund	North American – AG 1 Money Market Fund	Money Market I Fund
N/A (new fund 10/1/2000)	North American – AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
AGSPC Small Cap Index Fund	North American – AG Small Cap Index Fund	Small Cap Index Fund
AGSPC Social Awareness Fund	North American – AG Social Awareness Fund	Social Awareness Fund
AGSPC Stock Index Fund	North American – AG Stock Index Fund	Stock Index Fund
AGSPC Growth Fund	North American Core Equity Fund	Core Equity Fund
N/A (new fund 10/1/2000)	North American – American Century Income & Growth Fund	Income & Growth Fund
N/A (new fund 10/1/2000)	North American – American Century International Growth Fund	International Growth I Fund
N/A (new fund 10/1/2000)	North American – Founders Large Cap Growth Fund	Large Cap Growth Fund
N/A (new fund 10/1/2000)	North American – Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Health Sciences Fund	Health Sciences Fund
AGSPC Science & Technology Fund	North American – T. Rowe Price Science & Technology Fund	Science & Technology Fund
N/A (new fund 12/31/2001)	N/A	Value Fund

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of VC I through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the “Opportunities Fund,” was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund. Effective the close of business May 26, 2006, (i) the Large Cap Growth Fund was reorganized with and into the Growth Fund (formerly, the VALIC Ultra Fund), (ii) the Income & Growth Fund changed its name to the Core Value Fund and (iii) the Broad Cap Value Fund changed its name to the Broad Cap Value Income Fund. Effective October 1, 2007, the Social Awareness Fund changed its name to the Global Social Awareness Fund. Effective December 10, 2007, the VALIC Ultra Fund changed its name to the Growth Fund.

Effective March 10, 2008, the Small Cap Strategic Growth Fund changed its name to the Small-Mid Growth Fund. Effective October 1, 2008, the Real Estate Fund changed its name to the Global Real Estate Fund. Effective June 4, 2010, the Core Value Fund changed its name to the Dividend Value Fund. Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund and the International Growth I Fund changed its name to the International Growth Fund.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund’s outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Board. Non-fundamental investment restrictions and operating policies may be changed by the Board without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration

All Funds except the Health Sciences Fund, Nasdaq-100 Index Fund and Global Real Estate Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification

All Funds except the International Government Bond Fund and the Nasdaq-100 Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, (a) with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be investment in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

Lending

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Control of Companies

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

Illiquid Securities

All Funds: Each Fund may not invest more than 15% (5% for the Money Market I Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

Foreign Securities

All Funds except the Emerging Economies Fund: To the extent consistent with their respective investment objectives, each of the Funds as noted immediately below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund. With respect to the Emerging Economies Fund, ADRs and U.S. dollar-denominated securities of foreign issuers are included within the percentage of foreign securities held by the Fund.

100%

Emerging Economies Fund

Foreign Value Fund

Global Strategy Fund

International Equities Fund

International Government Bond Fund

International Growth Fund

75%

Global Real Estate Fund

60%

Global Social Awareness Fund

50%

Science & Technology Fund

35%

Asset Allocation Fund

Core Equity Fund

Dividend Value Fund

Growth & Income Fund

Health Sciences Fund

30%

Inflation Protected Fund

Small Cap Fund

25%

Large Capital Growth Fund

Mid Cap Strategic Growth Fund

Value Fund

20%

Blue Chip Growth Fund

Broad Cap Value Income Fund

Capital Conservation Fund

Government Securities Fund

Growth Fund

Large Cap Core Fund

Mid Cap Index Fund

Money Market I Fund (payable in U.S. dollars)

Nasdaq-100 Index Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small-Mid Growth Fund

Stock Index Fund

10%

Small Cap Aggressive Growth Fund

Margin

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Short Sales

All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

Investment Companies

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

Asset-Backed Securities

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) may invest more than 5% of total assets in a single investment company.

Total Investment Company Investment

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

Single Investment Company Voting Securities

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology and Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

Common Stocks

The Capital Conservation Fund may hold up to 10% of its assets in common stocks.

Credit Default Swaps

The Asset Allocation Fund may invest up to 10% of net assets in credit default swaps. The Capital Conservation Fund may invest up to 10% of net assets in credit default swaps.

High Yield Securities (“Junk Bonds”)

The Asset Allocation Fund may invest up to 20% of net assets in high yield domestic or U.S. dollar denominated fixed income securities (“junk bonds”). The Global Strategy Fund may invest up to 30% of its total assets in high yield, lower-rated debt securities, commonly referred to as “junk bonds,” but no more than 10% of the Fund’s total assets may be invested in defaulted debt securities. The Inflation Protected Fund and Global Real Estate Fund may invest up to 10% of total assets in junk bonds.

Loan Participations and Assignments

The Asset Allocation Fund may invest up to 15% of net assets in loan participations and assignments. The Capital Conservation Fund may invest up to 15% of net assets in loan participations and assignments.

Real Estate Investment Trusts

The Broad Cap Value Income Fund may invest up to 15% of net assets in real estate securities and real estate investment trusts (“REITs”).

Unseasoned Issuers

The Asset Allocation Fund may invest up to 10% of net assets in unseasoned issuers. The Capital Conservation Fund may invest up to 10% of net assets in unseasoned issuers.

T. Rowe Price Cash Reserves

Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and Small Cap Fund

As noted in the Prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, and a portion of the assets of the Science & Technology Fund and Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation — T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 97% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. Government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

INVESTMENT PRACTICES

The Funds may assume temporary defensive positions in response to adverse market, economic, political or other conditions. The Funds may invest up to 100% of their total assets in high-quality, short-term debt securities and money market instruments for this purpose. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective is limited. To the extent a Fund invests in money market mutual funds while in a defensive position, you will indirectly bear the cost of the money market funds’ advisory fees and operational fees.

Adjustable Rate Securities

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Asset-Backed Securities

Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund and Global Strategy Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Each of the Funds listed above may invest in certain asset-backed securities known as structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present issuer risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or if a demand for the new debt declines significantly, the SIVs may have to liquidate assets at a loss. Also, to the extent that SIVs' assets represent investments in finance companies, the Funds may have significant exposure to the financial services market and disruptions in that market could result in lower valuations of the Funds’ holdings of SIV securities.

Bank Obligations

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities

Each Fund, other than the Government Securities Fund, International Government Bond Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, and Stock Index Fund, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.

In keeping with the objectives of the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and Small Cap Fund, convertible bonds will be treated as equity securities for purposes of each Fund’s investment policies and restrictions.

Depositary Receipts

Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Eurodollar Obligations

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC I believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Fixed Income Securities

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds

The Asset Allocation Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Inflation Protected Fund, Large Cap Core Fund and Small Cap Special Values Fund may invest in inflation indexed-bonds. With respect to the International Government Bond Fund, the fund’s investments are limited to inflation indexed bonds of foreign government/issuers. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise, due to reasons other than inflation (for example, due to changes in currency exchange rates) investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower Rated Fixed Income Securities

The Asset Allocation Fund, Blue Chip Growth Fund, Broad Cap Value Income Fund, Dividend Value Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Small Cap Fund, Small Cap Special Values Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated securities (or, if unrated, securities that are determined to be of equivalent investment quality) (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Fund’s investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in already defaulted securities pose an additional risk of loss, should nonpayment of principal and interest continue, in respect of such securities. Even if such securities are held to maturity, recovery of a Fund’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Fund in respect of accrued interest income on securities which are subsequently written off, even though such Fund has not received any cash payments of such interest.

Foreign Currency Exchange Transactions and Forward Contracts

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., “settled”). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, the Sub-adviser could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices. The Emerging Economies Fund focuses on the equity securities of emerging market companies and other investments that are tied economically to emerging markets.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes equity securities of foreign issuers, corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Emerging Markets

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Dividend Value Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Social Awareness Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, International Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Nasdaq-100 Index Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may make investments in companies located in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

Hybrid Instruments

Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments to 10% of total assets (5% for the Inflation Protected Fund).

Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock.

Hybrid instruments also include Participation Notes and Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if a Fund purchases P-notes from only a small number of issuers).

Structured Investments. Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of this type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Illiquid Securities

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.

Initial Public Offerings (“IPOs”)

The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Dividend Value Fund, Emerging Economies Fund, Global Real Estate Fund, Growth Fund, Health Sciences Fund, International Growth Fund, Large

Capital Growth Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund’s purchase of shares issued as part of, or a short period after, a company’s IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Interfund Borrowing and Lending Program

VC I has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Lending Portfolio Securities

Each Fund, other than the Money Market I Fund, may make secured loans of its portfolio securities as described in the Funds’ fundamental investment restrictions for purposes of realizing additional income. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund.

Collateral Requirements. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities market value on a daily basis. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. The collateral received consists of cash, U.S. Government securities, or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There is a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day is determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower is required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) are reduced by lending only securities for which a ready market exists. This reduces the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

Rights with Respect to Loaned Securities. While the securities are on loan, the Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund is callable at any time by the lending Fund and shall be returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, it may not always be possible for securities on loan to be recalled in time to be voted. Generally, a Fund will not call a security on loan to be voted if it is determined that the aggregate holdings of such security by the Funds are not material based on a standard approved by the Board.

Termination of Loans. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the lending Fund is permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.

On termination of the loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the market price during the loan inures to the lending Fund. The lending Fund may pay reasonable fees in connection with a loan of its securities. There can be no assurance that the risks described above will not adversely affect the Fund.

Risks of Lending Portfolio Securities. Securities lending involves exposure to other risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund could also lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

There is also a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Participations and Assignments

Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund, Global Strategy Fund, and Money Market I Fund, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interposed between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund’s Sub-adviser.

Master Limited Partnerships

Each of the Funds, except the Money Market Funds, that may invest in equity securities may also invest in master limited partnerships (“MLPs”) or limited partnerships. Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage-Related Securities

All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”

Recent Market Events. Beginning in 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on the prices of other securities. Such events may have an adverse effect on the Funds.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of FNMA and FHLMC under which, if FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (FNMA or FHLMC, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to FNMA’s and FHLMC’s business structures will be made during or following the termination of the conservatorships. However, the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of FNMA and FHLMC or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce FNMA’s and FHLMC’s role in the market and ultimately wind down both institutions.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of FNMA and FHLMC participate in these programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that the initiatives described above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

FNMA and FHLMC has each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, FNMA and the FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC I’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC I’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S.

Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

Each Fund, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund, Money Market I Fund and Science & Technology Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, Broad Cap Value Income Fund, Capital Conservation Fund, Core Equity Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid securities.

Options and Futures Contracts

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options in which the Funds may be permitted to invest. See each Fund Fact Sheet in the Prospectus for additional information.

Options on Securities and Securities Indices

Each Fund, other than the Broad Cap Value Income Fund and Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities.

Writing Covered Calls/Put Options. The Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, International Equities Fund, International Government Bond Fund, International Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.

Writing Options on Securities/ Securities Indices. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds’ return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”

Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Purchasing Options on Securities/ Securities Indices. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Emerging Economies Fund, Foreign Value Fund, Growth Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Over-the-Counter Options. Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Blue Chip Growth Fund, Capital Conservation Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may use over-the-counter (“OTC”) options. These Funds may invest in OTC options as a means of generating additional income. Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded OTC. In this regard, the Funds may enter into contracts with the primary dealers with whom they write OTC options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written to minimize or hedge against anticipated declines in the value of the Fund’s securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund’s net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Emerging Economies Fund, Foreign Value Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

Writing Uncovered Options. From time to time, the Blue Chip Growth Fund, Global Real Estate Fund, Health Sciences Fund, Inflation Protected Fund, International Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, and the Small Cap Fund will write a call option that is not covered but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. Government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be “covered” with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund’s loss could be significant.

Writing Exchange-Traded Covered Options. The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund’s portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Purchasing Exchange-Traded Covered Options. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted Options. Unlisted options may be used by the Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, Growth & Income Fund, Health Sciences Fund, Inflation Protected Fund, International

Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small-Mid Growth Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income.

Each Fund, except Broad Cap Value Income Fund, Money Market I Fund and Small Cap Index Fund, may also write covered put options on stock index futures contracts.

The Blue Chip Growth Fund, Emerging Economies Fund, Foreign Value Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Growth Fund, Small Cap Fund and Small Cap Special Values Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities it is based on a specified index of stocks. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead they are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the “face amount” of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a financial futures contract represents a good faith deposit securing the customer’s contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right, in return for the premium paid, to purchase a financial futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

Each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Each Fund also has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

On February 11, 2011, the CFTC proposed certain regulatory changes that would subject registered investment companies, such as each of the Funds, to regulation by the CFTC if a Fund invests in more than a prescribed level of its liquidation value in futures and certain other instruments, or if the Portfolio markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, a Fund may be subject to the CFTC requirements, and the disclosure and operations of the Fund would need to comply with applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses. A Fund’s Adviser and Sub-adviser(s) may also be subject to CFTC regulation if the Fund were deemed to be a commodity pool.

Other Investment Companies

Each Fund, other than the Capital Conservation Fund, Government Securities Fund and Money Market I Fund, may invest in securities of other investment companies (including HOLDRs and exchange-traded funds (“ETFs”) such as, but not limited to, iShares and SPDRs, all as described in more detail below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may choose to purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and from investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by Barclay’s Global Investors and are listed on the American Stock Exchange (“AMEX”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor’s Depositary Receipts (“SPDRs”) are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and investments in SPDRs are subject to each Fund’s limitations on investment company holdings.

Privately Placed Securities

Certain Funds’ investments may also include privately placed securities, which are subject to resale restrictions and may additionally be limited by restrictions on investments in illiquid securities or Rule 144A securities.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Each Fund, except the Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Global Real Estate Fund will invest the majority of its assets in equity REITS, but may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well-established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or cash items. To the extent a

Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. Government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC I’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC I proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (5% in the case of Money Market I Fund).

Reverse Repurchase Agreements

The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Fund, Small Cap Fund, Small Cap Special Values Fund and the Small-Mid Growth Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rule 144A Securities

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC I, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determining whether a Rule 144A security is liquid or not, is a question of fact. In making this determination VC I will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC I could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC I and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each

Fund’s investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

Short Sales

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Foreign Value Fund, Money Market I Fund and Small Cap Special Values Fund, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The Science & Technology Fund limits aggregate short positions of ETFs and individuals securities to 10% of total assets.

The Asset Allocation Fund, Capital Conservation Fund and Global Real Estate Fund may also engage in short sales other than against the box. In a short sale other than against the box transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale other than against the box, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Fund will engage in short sales other than against the box when its Sub-Adviser anticipates that the security's market purchase price will be less than its borrowing price. Short sales other than against the box involve the same fundamental risk as short sales against the box, as described above. In addition, short sales other than against the box carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. Each Fund will limit the total market value of short sales other than against the box to 5% of its assets (for the Asset Allocation Fund, the limit applies to the Fund’s fixed income assets) with no more than 1% of its assets in any single issuer.

Swap Agreements

The Asset Allocation Fund, Capital Conservation Fund, Emerging Economies Fund, Global Real Estate Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, International Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

The Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Fund, Small Cap Special Values, Small-Mid Growth Fund and Value Fund may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.

The Asset Allocation Fund, Capital Conservation Fund, Global Real Estate Fund, Government Securities Fund and International Growth Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by “eligible swap participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.

Unseasoned Issuers

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Dividend Value Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, International Growth Fund, Large Cap Core Fund, Science & Technology Fund, Small Cap Aggressive Growth

Fund, Small Cap Fund and Small Cap Special Values Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations

Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. Government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or December 31, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Variable Rate Demand Notes

Each Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

Warrants and Rights

Each Fund, except the Global Strategy Fund, International Government Bond Fund and Money Market I Fund, may invest in or acquire warrants or rights to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

When-Issued Securities

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

INVESTMENT ADVISER

VALIC serves as investment adviser (“Adviser”) to all the Funds, pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002, that was last approved by the Board of Directors on August 13 - 14, 2012. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average monthly net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).

As of the date of this SAI, the United States Department of the Treasury (“Department of the Treasury”) owned less than 25% of the outstanding shares of common stock of AIG, the ultimate parent of VALIC, the Funds’ investment adviser, AGDI, the Funds’ principal underwriter, and SAAMCo, the Funds’ administrator. AIG has stated that it understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

Pursuant to the Advisory Agreement, VC I retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC I may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC I pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC I include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts.

VC I pays VALIC a monthly fee calculated daily at the following annual percentages of each Fund’s assets:

Fund Name	Advisory Fee Rate
Asset Allocation Fund	0.50% on the first $300 million; 0.475% on the next $200 million; and 0.45% on assets over $500 million.

Blue Chip Growth Fund	0.75% on the first $250 million; 0.725% on the next $250 million; and 0.70% on assets over $500 million.

Broad Cap Value Income Fund	0.70% of the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% on assets over $1 billion.

Fund Name	Advisory Fee Rate
Capital Conservation Fund	0.50% on the first $250 million; 0.45% on next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.

Core Equity Fund	0.80% on the first $250 million; 0.75% on the next $250 million; 0.70% on the next $500 million; 0.65% on assets over $1 billion.

Dividend Value Fund	0.75% on the first $250 million; 0.72% on the next $250 million; 0.67% on the next $500 million; and 0.62% on assets over $1 billion.

Emerging Economies Fund	0.81% on the first $250 million; 0.76% on the next $250 million; 0.71% on the next $500 million; and 0.66% on assets over $1 billion.

Foreign Value Fund	0.73% on the first $250 million; 0.68% on the next $250 million; 0.63% on the next $500 million; and 0.58% on assets over $1 billion.

Global Real Estate Fund	0.75% on the first $250 million; 0.70% on the next $250 million; and 0.65% on assets over $500 million.

Global Social Awareness Fund	0.50% on the first $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion.

Global Strategy Fund	0.50% on the first $500 million; and 0.46% on assets over $500 million.

Government Securities Fund	0.50% on the first $250 million; 0.45% on the next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.

Growth Fund	0.73% on the first $500 million; 0.67% on the next $500 million; 0.64% on the next $500 million; and 0.61% on assets over $1.5 billion.

Growth & Income Fund	0.75% on the first $500 million; and 0.725% on assets over $500 million.

Health Sciences Fund	1.00% on the first $500 million; and 0.95% on assets over $500 million.

Inflation Protected Fund	0.50% on the first $250 million; 0.45% on the next $250 million; and 0.40% on assets over $500 million.

International Equities Fund	0.35% on the first $500 million; 0.25% on the next $500 million and 0.24% on assets over $1 billion.

International Government Bond Fund	0.50% on the first $250 million; 0.45% on the next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.

International Growth Fund	0.95% on the first $250 million; 0.90% on the next $250 million; 0.85% on the next $500 million; and 0.80% on assets over $1 billion.

Large Cap Core Fund	0.70% on the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% on assets over $1 billion.

Large Capital Growth Fund	0.64% on the first $750 million; and 0.59% on assets over $750 million.

Mid Cap Index Fund	0.35% on the first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.

Mid Cap Strategic Growth Fund	0.70% on the first $250 million; 0.65% on the next $250 million; and 0.60% on assets over $500 million.

Money Market I Fund	0.40%

Nasdaq-100 Index Fund	0.40% on the first $250 million; 0.38% on the next $250 million; and 0.36% on assets over $500 million.

Fund Name	Advisory Fee Rate
Science & Technology Fund	0.90% on the first $500 million; and 0.85% on assets over $500 million.

Small Cap Aggressive Growth Fund	0.85% on the first $250 million; and 0.75% on assets over $250 million.

Small Cap Fund	0.90% on the first $250 million; 0.85% on the next $250 million; 0.80% on the next $500 million; and 0.75% on assets over $1 billion.

Small Cap Index Fund	0.35% on first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.

Small Cap Special Values Fund	0.75% on the first $500 million; and 0.70% on assets over $500 million.

Small-Mid Growth Fund	0.85% on the first $250 million; and 0.75% on assets over $250 million.

Stock Index Fund	0.35% on the first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.

Value Fund	0.78% on the first $250 million; 0.73% on the next $250 million; 0.68% on the next $500 million; and 0.63% on assets over $1 billion.

Actual investment advisory fees paid by VC I for the last three fiscal years are shown in the table herein.

	Investment Advisory Fees Paid for Fiscal Year Ended May 31,
Fund Name	2012	2011	2010
Asset Allocation Fund	$700,493	$676,801	$623,812
Blue Chip Growth Fund	2,963,898	3,040,971	3,180,309
Broad Cap Value Income Fund	189,375	165,183	138,808
Capital Conservation Fund	850,374	707,547	592,428
Core Equity Fund	1,781,218	1,839,882	1,800,561
Dividend Value Fund	2,048,396	1,132,539	902,204
Emerging Economies Fund	2,675,995	1,976,527	1,929,002
Foreign Value Fund	6,016,563	6,412,988	5,324,389
Global Real Estate Fund	2,059,647	2,143,457	2,037,082
Global Social Awareness Fund	1,326,535	1,414,460	1,384,125
Global Strategy Fund	2,401,904	2,361,312	1,985,202
Government Securities Fund	639,298	590,656	666,377
Growth Fund	5,284,000	5,134,468	4,871,738
Growth & Income Fund	619,015	636,654	613,344
Health Sciences Fund	2,251,421	1,856,424	1,680,191
Inflation Protected Fund	1,784,677	1,329,491	942,073
International Equities Fund	2,694,337	2,792,325	2,629,809
International Government Bond Fund	998,630	816,005	766,968
International Growth Fund	4,808,896	5,100,001	4,701,078
Large Cap Core Fund	894,544	961,904	752,835
Large Capital Growth Fund	2,314,064	2,399,328	2,283,392
Mid Cap Index Fund	6,558,041	6,456,396	5,441,827
Mid Cap Strategic Growth Fund	1,938,034	2,012,351	1,687,728
Money Market I Fund	1,773,324	1,993,301	2,251,284
Nasdaq-100 Index Fund	572,845	463,887	389,960
Science & Technology Fund	6,809,175	7,065,501	6,103,106
Small Cap Aggressive Growth Fund	644,510	755,195	573,740
Small Cap Fund	2,789,232	2,781,136	2,448,107
Small Cap Index Fund	2,611,390	2,671,465	2,402,142
Small Cap Special Values Fund	1,466,312	1,618,300	1,494,641
Small-Mid Growth Fund	893,014	904,211	776,503
Stock Index Fund	8,679,992	8,545,036	7,878,875

	Investment Advisory Fees Paid for Fiscal Year Ended May 31,
Fund Name	2012	2011	2010
Value Fund	920,169	1,113,010	1,308,299

VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2013.

Fund	Maximum Fund Expense	Expense Before Limitation (as of May 31, 2012)
Blue Chip Growth Fund	0.85%	0.86%
Broad Cap Value Income Fund	0.85%	1.06%
Core Equity Fund	0.80%	0.94%
Dividend Value Fund†	0.82%	0.89%
Global Real Estate Fund*	0.95%	0.92%
Government Securities Fund	0.67%	0.69%
Growth Fund	0.81%	0.84%
Growth & Income Fund	0.85%	0.98%
Inflation Protected Fund*	0.65%	0.61%
International Growth Fund	1.01%	1.11%
Large Cap Core Fund	0.85%	0.89%
Large Capital Growth Fund*	0.80%	0.78%
Mid Cap Strategic Growth Fund	0.85%	0.86%
Money Market I Fund*	0.55%	0.52%
Nasdaq-100 Index Fund	0.53%	0.59%
Small Cap Aggressive Growth Fund	0.99%	1.10%
Small Cap Fund	0.93%	1.05%
Small Cap Special Values Fund	0.90%	0.93%
Small-Mid Growth Fund	1.00%	1.06%
Value Fund	0.85%	0.97%

*	At May 31, 2012 the expenses were below the expense cap.

For the last three fiscal years ended May 31, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:

Fund Name	Amounts Reimbursed by VALIC For the Fiscal Year Ended May 31,
	2012	2011	2010
Blue Chip Growth Fund	$59,340	$101,881	$112,135
Broad Cap Value Income Fund	56,818	71,189	57,226
Core Equity Fund	318,763	329,545	330,584
Dividend Value Fund	181,897	203,019	198,226
Government Securities Fund	21,696	4,331	—
Growth Fund	238,249	307,427	200,423
Growth & Income Fund	103,544	95,230	79,388
International Growth Fund	539,195	619,760	554,552
Large Cap Core Fund	56,218	6,792	32,578
Mid Cap Strategic Growth Fund	32,684	—	20,077
Money Market I Fund*	1,525,560	1,415,791	747,454
Nasdaq-100 Index Fund	88,558	118,512	66,562

Small Cap Aggressive Growth Fund	80,072	55,977	73,536
Small Cap Fund	374,630	383,824	342,901
Small Cap Special Values Fund	56,061	40,522	156,188
Small-Mid Growth Fund	59,649	159,355	83,056
Value Fund	136,781	112,324	143,758

*	VALIC may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on the Money Market I Fund. The voluntary waivers and/or reimbursements may be terminated at any time at the option of VALIC. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that the Money Market I Fund will be able to avoid a negative yield. VALIC voluntarily waived $1,525,560, $1,415,791 and $634,495 of expenses for the Money Market I Fund for the periods ended May 31, 2012, May 31, 2011 and May 31, 2010, respectively.

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefit, and to advise VC I’s Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC I.

Code of Ethics

VC I and VALIC have adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code is (1) any Advisory Person, as defined below, of VC I or VALIC; (2) trustees, directors, officers or partners of VALIC are presumed to be Access Persons; (3) trustees, Directors, officers and general partners VC I are presumed to be Access Persons; (4) any trustee, director, officer or general partner of the underwriter, AGDI, who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC I regarding the purchase or sale of securities; (5) any Supervised Person, as defined below, who has access to nonpublic information regarding any VC I purchase or sale of securities, or nonpublic information regarding the portfolio holdings of VC I; (6) any Supervised Person who is involved in making securities recommendations to VC I, or has access to such recommendations that are nonpublic; and (7) any other persons designated by the Chief Compliance Officer or Review Officer as having access to current trading information for VC I. “Advisory Person” as defined in the VALIC Code is: (1) any trustee, director, officer or employee of VC I or VALIC (or of any company in a control relationship to VC I or VALIC) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by VC I, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (2) any natural person in a control relationship, or deemed by the Review Officer to be in a control relationship, to VC I or VALIC who obtains information concerning the recommendations made to VC I with regard to the purchase or sale of a security. Examples of Advisory Persons are VC I Portfolio Managers, Traders, and Analysts. A “Supervised Person” as defined in the VALIC Code includes VALIC’s partners, officers, directors and employees, and any other person who provides advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director.

Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by VC I. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. Such guidelines are designed to address conflicts of interest that may arise in connection with certain personal investing, but there can be no assurance that the VALIC Code or the guidelines contained therein will eliminate such conflicts.

Each of the Sub-advisers (including any sub-Sub-adviser) has adopted a code of ethics. Provisions of a Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provisions set forth in the VALIC Code. Material violations of a Sub-adviser’s code of ethics will be reported to VC I’s Board of Directors.

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name	Sub-Adviser Name
Asset Allocation Fund	PineBridge Investments, LLC (“PineBridge”)
Blue Chip Growth Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Broad Cap Value Income Fund	Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)
Capital Conservation Fund	PineBridge
Core Equity Fund	BlackRock Investment Management, LLC (“BlackRock”)
Dividend Value Fund	BlackRock and SunAmerica Asset Management Corp. (“SAAMCo”)
Emerging Economies Fund	J.P. Morgan Investment Management Inc. (“JPMIM”)
Foreign Value Fund	Templeton Global Advisers Ltd. (“Templeton Global”)
Global Real Estate Fund	Goldman Sachs Asset Management, L.P. (“GSAM”) and Invesco Advisers, Inc. (“Invesco”)
Global Social Awareness Fund	PineBridge
Global Strategy Fund	Franklin Advisers, Inc. (“Franklin Advisers”) and Templeton Investment Counsel, LLC (“Templeton Investment”)
Government Securities Fund	JPMIM and SAAMCo
Growth Fund	American Century Investment Management, Inc. (“American Century”)
Growth & Income Fund	SAAMCo
Health Sciences Fund	T. Rowe Price
Inflation Protected Fund	PineBridge
International Equities Fund	PineBridge
International Government Bond Fund	PineBridge
International Growth Fund	American Century, Invesco and Massachusetts Financial Services Company (“MFS”)
Large Cap Core Fund	Columbia Management Investment Advisers, LLC (“Columbia”)
Large Capital Growth Fund	Invesco and SAAMCo
Mid Cap Index Fund	SAAMCo
Mid Cap Strategic Growth Fund	Morgan Stanley Investment Management Inc. (“MSIM”) and RCM Capital Management, LLC (“RCM Capital”)
Money Market I Fund	SAAMCo
Nasdaq-100 Index Fund	SAAMCo
Science & Technology Fund	RCM Capital, T. Rowe Price and Wellington Management Company, LLP (“Wellington Management”)
Small Cap Aggressive Growth Fund	RS Investment Management Co. LLC (“RS Investments”)
Small Cap Fund	Bridgeway Capital Management, Inc. (“Bridgeway”), Invesco and T. Rowe Price
Small Cap Index Fund	SAAMCo
Small Cap Special Values Fund	Dreman Value Management, LLC (“Dreman”) and Wells Capital Management Incorporated (“WellsCap”)
Small-Mid Growth Fund	Century Capital Management, LLC (“Century Capital”) and WellsCap
Stock Index Fund	SAAMCo
Value Fund	Wellington Management

Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC’s oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2012, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Fund Name	Aggregate Sub-Advisory Fee Rate
Asset Allocation Fund	0.25%
Blue Chip Growth Fund	0.39%
Broad Cap Value Income Fund	0.62%
Capital Conservation Fund	0.25%
Core Equity Fund	0.35%
Dividend Value Fund	0.35%
Emerging Economies Fund	0.46%
Foreign Value Fund	0.39%
Global Real Estate Fund	0.51%
Global Social Awareness Fund	0.25%
Global Strategy Fund	0.40%
Government Securities Fund	0.25%
Growth Fund	0.43%
Growth & Income Fund	0.25%
Health Sciences Fund	0.60%
Inflation Protected Fund	0.23%
International Equities Fund	0.10%
International Government Bond Fund	0.25%
International Growth Fund	0.58%
Large Cap Core Fund	0.38%
Large Capital Growth Fund	0.43%
Mid Cap Index Fund	0.02%
Mid Cap Strategic Growth Fund	0.45%
Money Market I Fund *	0.08%
Nasdaq-100 Index Fund	0.15%
Science & Technology Fund	0.59%
Small Cap Aggressive Growth Fund	0.55%
Small Cap Fund	0.57%
Small Cap Index Fund	0.02%
Small Cap Special Values Fund	0.59%
Small-Mid Growth Fund	0.60%
Stock Index Fund	0.02%
Value Fund	0.40%

*	Effective October 1, 2010, SAAMCo voluntarily agreed to waive 4 basis points of its sub-advisory fee for the Fund. The contractual sub-advisory fee rate payable to SAAMCo is 0.12% on all assets.

For the last three fiscal years ended May 31, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.

Fund	Sub-Adviser	2012	2011	2010
Asset Allocation Fund	PineBridge	$350,246	$338,400	$311,906
Blue Chip Growth Fund	T. Rowe Price	1,563,223	1,603,088	1,675,160
Broad Cap Value Income Fund	BHMS	166,925	150,738	131,563

Fund	Sub-Adviser	2012	2011	2010
Capital Conservation Fund	PineBridge	423,806	353,774	296,214
Core Equity Fund	BlackRock	779,285	804,976	787,746
Dividend Value Fund[1]	American Century	—	9,066	527,262
	BlackRock	620,172	339,677	—
	SAAMCo	341,000	181,602	—
Emerging Economies Fund[2]	BFM	382,526	1,173,928	837,980
	JPMIM	1,172,458	—	—
	Putnam	—	—	308,902
Foreign Value Fund	Templeton Global	3,520,190	3,743,573	3,134,660
Global Real Estate Fund	GSAM	858,548	750,561	764,992
	Invesco	541,475	683,484	604,484
Global Social Awareness Fund	PineBridge	663,268	707,230	692,062
Global Strategy Fund	Franklin Advisers	751,935	810,153	734,530
	Templeton Investment	1,169,261	1,077,989	853,632
Government Securities Fund[3]	JPMIM	86,991	—	—
	PineBridge	—	—	87,381
	SAAMCo	233,089	295,328	245,807
Growth Fund	American Century	3,175,523	3,086,249	2,984,188
Growth & Income Fund	SAAMCo	206,338	212,218	204,448
Health Sciences Fund	T. Rowe Price	1,350,853	1,113,854	1,008,114
Inflation Protected Fund	PineBridge	862,634	659,489	471,036
International Equities Fund	PineBridge	877,696	916,834	851,924
International Government Bond Fund	PineBridge	497,926	408,002	383,485
International Growth Fund	American Century	1,605,284	1,713,946	1,587,130
	Invesco	734,845	768,566	700,068
	MFS	703,621	748,535	690,350
Large Cap Core Fund[4]	Columbia	270,494	—	—
	WellsCap	210,966	493,537	418,330
Large Capital Growth Fund	Invesco	770,630	799,827	744,679
	SAAMCo	766,054	793,477	771,636
Mid Cap Index Fund[5]	PineBridge	—	—	191,344
	SAAMCo	499,643	491,512	219,002
Mid Cap Strategic Growth Fund[6]	PineBridge	—	383,942	593,640
	MSIM	795,359	803,638	492,558
	RCM Capital	459,915	119,547	—
Money Market I Fund	SAAMCo	354,665	468,774	675,385
Nasdaq-100 Index Fund[5]	PineBridge	—	—	66,747
	SAAMCo	214,817	173,958	79,488
Science & Technology Fund	RCM Capital	1,856,189	1,947,033	1,596,729
	T. Rowe Price	1,572,610	1,606,557	1,408,095
	Wellington Management	1,155,172	1,201,960	1,088,869
Small Cap Aggressive Growth Fund[7]	RS Investments	315,208	—	—
	WellsCap	101,828	488,656	371,244
Small Cap Fund	Bridgeway	186,804	197,563	186,161
	Invesco	1,123,392	1,126,745	992,733
	T. Rowe Price	482,681	463,378	385,505
Small Cap Index Fund[5]	PineBridge	—	—	78,720
	SAAMCo	183,911	188,717	88,451
Small Cap Special Values Fund[8]	Dreman	476,870	562,063	390,794
	Putnam	—	—	141,835
	WellsCap	680,150	710,399	657,531
Small-Mid Growth Fund	Century Capital	308,087	257,551	—
	WellsCap	322,276	380,715	547,823
Stock Index Fund[5]	PineBridge	—	—	240,755
	SAAMCo	534,052	527,507	255,901
Value Fund[9]	Oppenheimer	—	495,631	754,788
	Wellington Management	471,882	130,213	—

1	Effective June 9, 2010, BlackRock and SAAMCo were added as co-Sub-advisers to the Dividend Value Fund replacing American Century.
2	Effective October 1, 2011, the name of the Global Equity Fund changed to the Emerging Economies Fund and JPMIM assumed sub-advisory duties of the Fund replacing BlackRock Financial Management, Inc. (“BFM”). In addition, effective September 14, 2009 BFM assumed sub-advisory duties of the Fund replacing Putnam Investment Management, LLC (“Putnam”) as Sub-adviser.
3	Effective November 14, 2011, JPMIM assumed co-sub-advisory duties of the Government Securities Fund with SAAMCo. Effective August 10, 2009, SAAMCo replaced PineBridge as Sub-adviser of the Fund.
4	Effective November 14, 2011, Columbia assumed sub-advisory duties of the Large Cap Core Fund replacing WellsCap as Sub-adviser.
5	Effective December 1, 2009, relating to Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund and Stock Index Fund, SAAMCo replaced PineBridge as Sub-adviser.
6	Effective March 14, 2011, RCM Capital was added as a co-Sub-adviser of the Mid Cap Strategic Growth Fund replacing PineBridge as Sub-adviser.
7	Effective August 22, 2011, RS Investments assumed sub-advisory duties of the Small Cap Aggressive Growth Fund replacing WellsCap as Sub-adviser.
8	Effective September 14, 2009, Dreman was added as a co-Sub-adviser of the Small Cap Special Values Fund replacing Putnam as Sub-adviser.
9	Effective March 14, 2011, Wellington Management was added as a Sub-adviser of the Value Fund replacing OppenheimerFunds, Inc. (“Oppenheimer”).

For the last three fiscal years ended May 31, VALIC retained the following amounts after the payment of sub-advisory fees:

	Fees Retained by VALIC for Fiscal Year Ended May 31,
Fund Name	2012	2011	2010
Asset Allocation Fund	$350,247	$338,401	$311,906
Blue Chip Growth Fund	1,400,675	1,437,883	1,505,149
Broad Cap Value Income Fund	22,450	14,445	7,245
Capital Conservation Fund	426,568	353,773	296,214
Core Equity Fund	1,001,933	1,034,906	1,012,815
Dividend Value Fund	1,087,224	602,194	374,942
Emerging Economies Fund	1,121,011	802,599	782,120
Foreign Value Fund	2,496,373	2,669,415	2,189,729
Global Real Estate Fund	659,624	709,412	667,606
Global Social Awareness Fund	663,267	707,230	692,063
Global Strategy Fund	480,708	473,170	397,040
Government Securities Fund	319,218	295,328	333,189
Growth Fund	2,108,477	2,048,219	1,887,550
Growth & Income Fund	412,677	424,436	408,896
Health Sciences Fund	900,568	742,570	672,077
Inflation Protected Fund	922,043	670,002	471,037
International Equities Fund	1,816,641	1,875,491	1,777,885
International Government Bond Fund	500,704	408,003	383,483
International Growth Fund	1,765,146	1,868,954	1,723,530
Large Cap Core Fund	413,084	468,367	334,505
Large Capital Growth Fund	777,380	806,024	767,077
Mid Cap Index Fund	6,058,398	5,964,884	5,031,481
Mid Cap Strategic Growth Fund	682,760	705,224	601,530
Money Market I Fund	1,418,659	1,524,527	1,575,899
Nasdaq-100 Index Fund	358,028	289,929	243,725
Science & Technology Fund	2,225,204	2,309,951	2,009,413
Small Cap Aggressive Growth Fund	227,474	266,539	202,496
Small Cap Fund	996,355	993,450	883,708
Small Cap Index Fund	2,427,479	2,482,748	2,234,971
Small Cap Special Values Fund	309,292	345,838	304,481
Small-Mid Growth Fund	262,651	265,945	228,680
Stock Index Fund	8,145,940	8,017,529	7,382,219
Value Fund	448,287	487,166	553,511

American Century is a direct subsidiary of American Century Companies, Inc. SAAMCo is an indirect wholly-owned subsidiary of AIG. BHMS is a wholly owned subsidiary of Old Mutual Asset Management (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BlackRock is a subsidiary of BlackRock, Inc., a global investment manager. Bank of America (through its ownership of Merrill Lynch) and The PNC Financial Services Group, Inc. own approximately 47.4% and 31.5%, respectively, of the outstanding capital stock of BlackRock, Inc. The remaining approximately 21.1% is held by employees and the public. Bridgeway is a privately-owned Texas corporation that is majority owned by John Montgomery. Century Capital is a private, employee-owned Delaware limited liability company that is controlled by Alexander L. Thorndike and Davis R. Fulkerson, the firm’s majority owners. Columbia is a registered investment adviser and wholly-owned subsidiary of Ameriprise Financial, Inc. Dreman is a privately owned Delaware limited liability company that is majority owned by David Dreman and his family. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as “Franklin Templeton Investments”). GSAM is a direct and wholly-owned subsidiary of The Goldman Sachs Group, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a wholly-owned subsidiary of Morgan Stanley & Co., Inc. PineBridge is an indirect subsidiary of Bridge Partners, LP, a partnership formed by Pacific Century Group, an Asia-based private investment group. RCM Capital is an indirect wholly-owned subsidiary of Allianz Global Investors AG, which is owned by Allianz SE. RS Investments is majority owned by Guardian Investor Services LLC, a wholly owned subsidiary of The Guardian Life Insurance Company of America. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton Global and Templeton Investment are wholly owned subsidiaries of Franklin Templeton Investments. Wellington Management is a Massachusetts limited liability partnership. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A, which in turn is wholly owned by Wells Fargo & Company, a publicly listed company.

SERVICE AGREEMENTS

Amended and Restated Administrative Services Agreement

VC I has entered into an Amended and Restated Administrative Services Agreement (“Administrative Services Agreement”) with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual reports to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.

Pursuant to the Administrative Services Agreement, VC I pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds. For the last three fiscal years ended May 31, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement.

Fund Name	2012	2011	2010
Asset Allocation Fund	$98,069	$94,752	$87,334
Blue Chip Growth Fund	280,135	287,577	301,030
Broad Cap Value Income Fund	18,937	16,518	13,881
Capital Conservation Fund	119,052	99,056	82,940
Core Equity Fund	155,857	161,001	157,549
Dividend Value Fund	192,234	105,666	82,018
Emerging Economies Fund	235,776	170,944	166,737
Foreign Value Fund	627,038	671,715	549,932
Global Real Estate Fund	193,499	201,846	191,394
Global Social Awareness Fund	185,715	198,024	193,778
Global Strategy Fund	336,536	331,244	277,928
Government Securities Fund	89,502	82,692	93,293
Growth Fund	520,716	505,094	462,231
Growth & Income Fund	57,775	59,421	57,246
Health Sciences Fund	157,599	129,950	117,613
Inflation Protected Fund	258,172	187,609	131,890
International Equities Fund	614,465	641,916	596,347

Fund Name	2012	2011	2010
International Government Bond Fund	139,808	114,241	107,375
International Growth Fund	365,433	389,294	356,760
Large Cap Core Fund	89,454	96,191	75,284
Large Capital Growth Fund	253,101	262,427	249,746
Mid Cap Index Fund	1,696,252	1,667,791	1,383,712
Mid Cap Strategic Growth Fund	195,265	203,331	168,964
Money Market I Fund	310,332	348,827	393,975
Nasdaq-100 Index Fund	100,248	81,180	68,243
Science & Technology Fund	540,167	561,277	482,020
Small Cap Aggressive Growth Fund	53,077	62,193	47,249
Small Cap Fund	219,408	218,741	191,371
Small Cap Index Fund	591,189	608,010	532,600
Small Cap Special Values Fund	136,856	151,041	139,500
Small-Mid Growth Fund	73,542	74,464	63,947
Stock Index Fund	2,338,365	2,292,552	2,076,589
Value Fund	82,579	99,885	117,411

Master Transfer Agency and Service Agreement

VC I has entered into a Master Transfer Agency and Service Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost.

For the last three fiscal years ended May 31, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement.

Fund Name	2012	2011	2010
Asset Allocation Fund	1,389	$1,255	$1,129
Blue Chip Growth Fund	1,608	2,101	1,488
Broad Cap Value Income Fund	900	994	1,030
Capital Conservation Fund	1,406	1,224	1,153
Core Equity Fund	1,158	1,575	1,210
Dividend Value Fund	1,971	1,255	1,129
Emerging Economies Fund	1,182	1,266	1,121
Foreign Value Fund	1,438	1,591	1,651
Global Real Estate Fund	1,629	1,244	722
Global Social Awareness Fund	1,874	1,589	2,954
Global Strategy Fund	944	911	1,068
Government Securities Fund	1,965	2,299	1,672
Growth Fund	1,079	1,192	953
Growth & Income Fund	1,045	1,255	1,129
Health Sciences Fund	2,100	1,376	3,895
Inflation Protected Fund	1,620	934	1,049
International Equities Fund	9,612	8,949	7,654
International Government Bond Fund	1,258	1,393	1,582
International Growth Fund	1,338	1,773	1,416
Large Cap Core Fund	944	911	1,068
Large Capital Growth Fund	1,056	1,235	1,145
Mid Cap Index Fund	11,921	10,738	9,320
Mid Cap Strategic Growth Fund	1,505	1,671	1,137
Money Market I Fund	12,280	11,335	9,753
Nasdaq-100 Index Fund	9,125	8,552	8,623
Science & Technology Fund	9,002	8,271	7,000
Small Cap Aggressive Growth Fund	944	911	1,068
Small Cap Fund	1,206	1,254	1,129
Small Cap Index Fund	9,788	8,949	8,057
Small Cap Special Values Fund	1,438	1,591	1,758
Small-Mid Growth Fund	944	911	1,068
Stock Index Fund	12,638	11,732	10,277
Value Fund	1,355	1,741	1,439

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Funds, all of whom are listed as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2012, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2012)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
Asset Allocation Fund	PineBridge	Faraday, Kate	3	1,928	3	407	7	1,824
		Kelly, Michael J.	5	2,164	4	4,199.8	7	1,824
		Aragon, Jose R.	3	842	1	61.9	0	0
		Vanden Assem, Robert	8	2,685	5	480	15	3,103.5
Blue Chip Growth Fund	T. Rowe Price	Puglia, Larry J.	14	21,853.9	2	889	19	3,051.7
Broad Cap Value Income Fund	BHMS[1]	Barrow, James	21 (3)	30,278.6 (26,161.3)	6	651.5	72	5,121.6
		Chambers, Robert	8	1,520.7	5	757.7	72	4,612.8
		Culler, Timothy	8	1.280.9	4	384.6	77 (2)	5,208.6 (505.7)
		Giambrone, Mark	18 (1)	5,824.5 (3,030.2)	6	651.5	85	4,686.0
		Nixon Jr., Ray	9	2,553.7	4	384.6	76	4,658.9
Capital Conservation	PineBridge	Burns, Dana	0	0	0	0	1	982
		Vanden Assem, Robert	8	2,685	5	480	15	3,103
Core Equity Fund[2]	BlackRock	Leavy, Chris	28	13,470	11 (1)	2,810 (116.1)	10	1,540
		Stournaras, Peter	28	13,470	11 (1)	2,810 (116.1)	10	1,540
		Rendino, Kevin
Dividend Value Fund	BlackRock	Shearer, Bob	9	24,380	3	1,440	8 (1)	511.6 (54.76)
		Anderson, Kathleen	7	23,320	3	1,440	8 (1)	511.6 (54.76)
		Cassese, David	5	22,430	3	1,440	6 (1)	184.8 (54.76)
	SAAMCo	Voege, Brendan	3	2,087	0	0	0	0
Emerging Economies	JPMIM	Arora, Anuj	5	0.53	5 (1)	0.41 (0.91)	8 (1)	1.93 (0.59)
Fund		Iwanicki, George	5	0.53	5 (1)	0.41 (0.91)	8 (1)	1.93 (0.59)
Foreign Value Fund	Templeton	Scott, Tucker	13	30,461.1	6	7,275.1	7	2,086.6
	Global**	Boersma, Norman	10	28,775.3	15	9,712.5	17	2,483.5
		Myers, Lisa	11	29,099.1	15	6,353.8	9	1,433.5
Global Real Estate Fund	Invesco[3]	Blackburn, Mark	9	5,346.8	8	1,239.1	40	11,776.1
		Curbo, Paul	9	5,346.8	8	1,239.1	40	11,776.1
		Rodriguez, Jr., Joe	9	5,346.8	8	1,239.1	40	11,776.1
		Turner, Darin	5	4,573,8	8	1,239.1	40	11,776.1

[1]	Other Accounts managed are available as of June 30, 2012.

Messrs. Barrow, Chambers, Culler, Giambrone, and Nixon are members of a team managing 57 other accounts in the large cap value strategy.

Performance-based advisory fee accounts and assets are noted in parenthesis.

[2]	Chris Leavy’s and Peter Stournaras’ information is as of June 11, 2012.
[3]	The Other Accounts amounts include 1 fund that pays performance based fee with $150.2 million in total assets under management.

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2012)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
		Wang, Ping-Ying	8	4,496.3	8	1,239.1	40	11,776.1
	GSAM	Lee, Frankie Chun Wah	1	128	3	241	2 (1)	194 (40)
Global Social	PineBridge	Ali, Sheedsa	0	0	0	0	0	0
Awareness Fund		Faraday, Kate	3	1,928	3	407	7	1,824
		Kelly, Michael J	5	2,164	4	4,199.8	7	1,824
Global Strategy Fund	Templeton	Nori, Peter	10	12,240	2	1,070.8	25	2,531.6
	Investment**	Waddell, Heather	0	0	0	0	11	540.4
	Franklin	Hasenstab, Michael	16	69.993.9	35	78,646.2	19	4,546.4
	Advisers**	Chan, Canyon	4	1,688.7	6	1,666.5	10	2,576.9
Government Securities Fund	SAAMCo	Cheah, Michael	3	617	0	0	0	0
	JPMIM	Manning, Robert	0	0	1	0.1048	19	0.9309
		Sais, Michael	7	7.867	3	1.226	10 (2)	3.550 (0.5034)
Growth Fund	American	LeGard, E.A. Prescott	8	12,300	2	159.5	13	1,800
	Century	Martin, William	11	4,800	1	23.2	0	0
		Pang, Lynette	4	1,200	0	0	0	0
		Woodhams, Gregory	9	12,300	2	159.5	13	1,800
		Creveling, Keith	1	405.3	4	520.9	9	6,500
		Puff, Brent	1	405.3	4	520.9	9	6,500
Growth & Income Fund	SAAMCo	Neimeth, Steve	2	277	0	0	0	0
		Walsh, Janet	4	570	0	0	0	0
Health Sciences Fund	T. Rowe Price	Jenner, Kris H.	4	4,739.3	1	174.9	1	96.9
Inflation Protected Fund	PineBridge	Vanden Assem, Robert	8	2,685	5	480	15	3,103
		Agrawal, Amit	0	0	7	348	10	773
International Equities	PineBridge	Ali, Sheedsa	0	0	0	0	0	0
Fund		Faraday, Kate	3	1,928	3	407	7	1,824
		Kelly, Michael J.	5	2,164.9	4	4,199.8	7	1,824
International	PineBridge	Faergemann, Anders	0	0	11	1,392	16	2,278
Government Bond Fund		King, Anthony	2	184	6	493	3	159
		Mittal, Rajeev	4	3,576	11	1,392	16	2,278
International Growth	Invesco	Olsson, Clas G.	15	11,748.4	9	2,214.2	6,803	2,726.3
Fund		Jason, Mark	13	13,708.5	1	66.5	6,802	2,515
		Holzer, Jason T.	17	13,862.9	9	2,214.2	6,803	2,726.3
		Cao, Shuxin (Steve)	17	15,015.5	2	279.2	6,803	2,726.3
		Dennis, Matthew W.	13	11,344,3	6	474.4	6,802	2,515
	American Century	Tedder, Alexander	3	2,100	1	286	3	185.9
		Gandhi, Rajesh	3	2,100	1	286	3	185.9
	MFS	Ling, Daniel	10	8,761.5	2	808.4	24 (1)	3,713.8 (389.6)
		Smith, Marcus L.	11	8,874.4	4	838.7	30 (1)	4,611.1 (389.6)
Large Cap Core Fund	Columbia	Pope, Guy	8	7.6	1	13.9	679	367.7
Large Capital Growth	Invesco	Cohen, Ido	5	10,141.6	1	31.8	0	0
Fund		Voss, Erik	5	11,295.2	0	0	0	0
	SAAMCo	Walsh, Janet	4	438	0	0	0	0

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2012)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
Mid Cap Index Fund	SAAMCo	Campion, Timothy	10	5,314	0	0	0	0
Mid Cap Strategic	RCM Capital	Laufersweiler, Louise	2	403	2	18	30	323
Growth Fund		Klopukh, Steve	1	329	0	0	8	31
	MSIM	Lynch, Dennis	18	11,363.3	21	11,539.8	13	1,211.5
		Cohen, David	18	11,363.3	21	11,539.8	13	1,211.5
		Chainani, Sandeep	18	11,363.3	21	11,539.8	13	1,211.5
		Norton, Alexander	18	11,363.3	21	11,539.8	13	1,211.5
		Yeung, Jason	18	11,363.3	21	11,539.8	13	1,211.5
		Nash, Armistead	35	21,234	4	3,196	12	1,187
Money Market I Fund	SAAMCo	Doulos, Andrew	2	849	0	0	0	0
Nasdaq-100 Index Fund	SAAMCo	Campion, Timothy	10	7,567	0	0	0	0
Science & Technology Fund	T. Rowe Price	Allen, Kennard W.	2	2,815.6	0	0	0	0
	RCM Capital	Price, Jr., Walter	5	1,909	4	322	16	918
		Chen, Huachen	5	1,909	2	314	15	925
	Wellington	Averill, John F.	6	91.7	19 (3)	404.4 (177.2)	61 (8)	1,452.3 (154.3)
	Management	Boullet, Nicolas B.	6	91.7	14 (1)	150.7 (18.4)	53 (7)	818.4 (67.5)
		Glazer, Bruce L.	7	83.3	24 (3)	636.4 (488.4)	66 (10)	767.5 (91.5)
		Killian, Anita M.	9 (1)	53.5 (3.3)	13 (1)	65.7 (9.1)	30 (9)	224 (59.5)
		Masdea, Michael T.	4	47.4	11 (1)	86.3 (10.1)	38 (1)	327.7 (14.93)
Small Cap Aggressive	RS Investments	Bishop, Stephen J.	7	1,301	0	0	4	161
Growth Fund		Chadwick-Dunn, Melissa	6	1,090	0	0	4	161
		Tracy, D. Scott	6	1,090	0	0	4	161
Small Cap Fund	Invesco	Ellis, Juliet	14	5,372.4	1	515.7	2	254.1
		Hartsfield, Juan	16	5,736.1	2	547.5	2	254.1
	Bridgeway	Montgomery, John N. R.	15	1.438	0	0	35	357
		Khoziaeva, Elena	13	1.161	0	0	35	357
		Whipple, Michael	13	1.161	0	0	35	357
		Shaik, Rasook	15	1.438	0	0	35	357
		Liang, Christine	4	566	0	0	2	7
	T. Rowe Price	McCrickard, Gregory A.	7	7,972.5	2	247.8	4	342.7
Small Cap Index Fund	SAAMCo	Campion, Timothy	10	6,924	0	0	0	0
Small Cap Special	Dreman	Roach, Mark	10	3,174	0	0	13	118.6
Values Fund		Tufano, Mario	7	3,075.1	0	0	18	118.6
	WellsCap	Tringas, James M.	5	2,525	1	7	5	125
		Rifkin, Robert	1	898	1	7	2	51
Small-Mid Growth Fund	Century Capital	Bisson, Donald M.	3	302	2	54	32	823
	WellsCap	Freeman, Linda Z.	1	186	0	0	2	29
		Drummond, Jeffrey S.	1	186	0	0	2	29
		Harrison, Jeffrey	1	186	0	0	2	29
		Carder, Paul	1	186	0	0	2	29

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2012)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
Stock Index Fund	SAAMCo	Campion, Timothy	10	4,337	0	0	0	0
Value Fund	Wellington Management	Grimes, Karen H.	7	6,436.8	3	118.4	5	298.2

**	The number of accounts and total assets for which advisory fee is performance based.

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Sub-adviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and Sub-adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund or to certain Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and Sub-advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser and Sub-advisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, they do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer (or Other Account) over the other, causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers’ and Sub-advisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Sub-adviser’s Codes of Ethics will eliminate such conflicts.

Other than the conflicts described above and in the sections below, VC I is not aware of any material conflicts that may arise in the connection with each Sub-adviser’s management of the Funds investments and such Other Accounts.

We believe the Sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as Portfolio Managers and treat every Fund they sub-advise fairly and equitably over time.

Compensation

Pursuant to the Sub-advisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.

American Century

Compensation.

American Century Portfolio Manager compensation is structured to align the interests of Portfolio Managers with those of the shareholders whose assets they manage. As of May 31, 2012, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary. Portfolio Managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Growth Fund and International Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of International Growth I, the Growth sleeve of Growth and the Global Growth sleeve of Growth are not separately considered in determining portfolio manager compensation. For the Disciplined Growth sleeve of Growth, the performance of the sleeve is not separately considered in determining compensation for Bill Martin, but the performance of the sleeve compared to a comparable American Century mutual fund is considered in determining the compensation for Lynette Pang.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the Portfolio Manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some Portfolio Managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, Portfolio Manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of Portfolio Manager bonuses while also providing a link to the adviser’s ability to pay.

Restricted Stock Plans. Portfolio Managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio Managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the Portfolio Manager chooses to invest them.

Potential Conflicts of Interest.

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

BHMS

In addition to base salary, all Portfolio Managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and Portfolio Managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to distinct accounts managed by a Portfolio Manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of Portfolio Managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager and Portfolio Managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Sub-adviser will increase over time, if and when assets continue to grow through competitive performance.

BlackRock

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation

Generally, portfolio managers receive base compensation based on their position with BlackRock Inc.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Benchmarks

Kathleen Anderson David Cassese Bob Shearer	Lipper Equity Income Fund classification, Lipper Natural Resources Fund classification and Lipper Utility Fund classification.

Kevin Rendino	Lipper Large-Cap Value Fund Classification

Chris Leavy Peter Stournaras	Lipper Multi-Cap Core, Lipper Multi-Cap Growth and Lipper Multi-Cap Value Fund Classifications

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Due to Portfolio Manager Chris Leavy’s unique position (Portfolio Manager and Chief Investment Officer of Fundamental Equity, US) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the primary driver of compensation.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Shearer, Rendino and Ms. Anderson have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Cassese, Shearer, Rendino, Leavy, Stournaras and Ms. Anderson are each eligible to participate in these plans.

Bridgeway

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of Bridgeway’s investment management team, including John Montgomery, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks (Small Cap Fund: Russell 2000® Index), c) operating costs of Bridgeway and d) because Bridgeway is an S-corporation, the amount of distributions to be made by Bridgeway to its shareholders at least sufficient to satisfy the payment of taxes due on Bridgeway’s income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program (“ESOP”) or Phantom Stock Program of Bridgeway or both. The value of this ownership is a function of the profitability and growth of Bridgeway. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of Bridgeway. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Century Capital

Century Capital’s Portfolio Managers receive a compensation package that includes a base salary, annual bonus, and employee benefits that are generally available to all employees of the firm. Each Portfolio Manager’s base salary is determined annually and reflects the Portfolio Manager’s level of experience and his responsibilities and tenure at the firm.

Each Portfolio Manager’s bonus structure is unique. Portfolio Manager Donald Bisson receives an annual bonus that is based primarily on a percentage of total revenues received by Century Capital from the Fund and all other accounts managed by Mr. Bisson using the SMID Growth Investment Strategy. The bonus is linked to the performance of the strategy during the prior year, as measured by an independent ranking service. This revenue-based incentive, which is directly related to the asset levels of the funds and other accounts that Mr. Bisson manages, can represent a significant portion of his overall compensation.

Mr. Bisson also participates in the equity ownership of Century Capital, which is a private, employee-owned limited liability company. The firm’s equity owners receive periodic distributions of the firm’s profits.

Dreman

Dreman’s investment professionals are evaluated primarily on their ability to achieve excellent investment results, over full market cycles, relative to their benchmark, peers and client objectives.

Dreman’s compensation plans are designed to attract and retain experienced and exceptional professionals. Dreman has a highly competitive compensation plan made up of a fixed salary component, a variable bonus component, comprehensive benefits, a profit sharing plan and the possibility of ownership in the firm. The variable bonus allows Dreman to compensate its investment professionals based on results, which aligns its interests directly with its clients’ interests.

Base salaries are a factor of job function. Dreman offers competitive pay by many measures including compensation surveys compiled for the asset management industry and the broader financial services industry.

Variable bonuses, which are based on performance, may include some or all of the following components: cash, stock appreciation rights and outright stock grants. There are many measures of performance. For Portfolio Managers and analysts, success is defined largely by their ability to generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For Dreman‘s client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation, profit sharing), Dreman is committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. Dreman offers continuing education and training to its professionals and actively encourages its people to avail themselves of those resources. Importantly, Dreman knows that workplace diversity provides real benefits to the firm and its clients and it strives to maintain a professional environment supportive of that diversity.

Franklin Advisers

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:

Base salary. Each Portfolio Manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Managers with those of a Fund’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).

The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager with responsibility for the Fund have discretion in granting annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment Performance. Primary consideration is given to the historic investment performance of all accounts managed by the Portfolio Manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate (Global Strategy Fund: Lipper Global Flexible Portfolio Category, MSCI All Country World Index, MSCI Fixed Income Index, and JP Morgan Global Government Bond Index).

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Non-Investment Performance. The more qualitative contributions of a Portfolio Manager to a manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities: The characteristics and complexity of funds managed by the Portfolio Manager are factored in the manager’s appraisal.

Additional long term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.

All Portfolio Managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

Mellon Elective Deferred Compensation Plan

Portfolio Managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s elective deferred compensation plan.

GSAM

Compensation.

Compensation for Portfolio Managers of GSAM is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of the GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for the Global Real Estate Fund is the FTSE EPRA/NAREIT Developed Index (Ex US).

The discretionary variable compensation for Portfolio Managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio Managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest.

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

Invesco

Compensation.

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

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Base salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

Annual bonus. The Portfolio Managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.

Sub-Advisor	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group
Invesco– Invesco Real Estate[3]	N/A

[1]	Rolling time periods based on calendar year-end.
[2]

Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the Portfolio Manager at the time the award is granted.

[3]

Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

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Equity-based compensation. Portfolio Managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees.

Potential Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

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The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

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Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

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Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco and the Invesco Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

JPMIM

JPMIM’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

MFS

Portfolio Manager compensation is reviewed annually. As of December 31, 2011, Portfolio Manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary. Base salary represents a smaller percentage of Portfolio Manager total cash compensation than performance bonus.

•	Performance Bonus. Generally, the performance bonus represents more than a majority of Portfolio Manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the Portfolio Manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure the Portfolio Manager’s performance for the Fund and/or comparable accounts:

Portfolio Manager		Benchmark(s)
International Growth Fund	Daniel Ling	MSCI EAFE Index
	Marcus L. Smith	MSCI EAFE Index

Additional or different benchmarks, including versions of indices and custom indices, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the Portfolio Manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other Portfolio Managers, analysts and traders) and management’s assessment of overall Portfolio Manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the Portfolio Manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the Portfolio Manager had invested the cash value of the award in an MFS Fund selected by the Portfolio Manager. A selected fund may be, but is not required to be, a fund that is managed by the Portfolio Manager.

Portfolio Managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, Portfolio Managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any Portfolio Manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the sub-adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

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Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

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Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the sub-dviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

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Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the sub-adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the sub-adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

PineBridge

Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

RCM Capital

RCM Capital maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of RCM Capital’s staff with the investment results generated on behalf of its clients. RCM Capital’s compensation structure reflects the belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. RCM Capital compensates its Portfolio Managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular Portfolio Manager (the “Profit Program”).

Bonus Program. The primary components of RCM Capital’s compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA). RCM Capital strives to provide its people with a competitive overall package in which it conducts ongoing research to ensure each component as well as total compensation is ahead of, or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in RCM Capital’s operating results and thus offers its senior professionals participation in the growth of its business medium term.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in RCM Capital. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component, often even capped at certain levels and only adjusted every few years.

Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. RCM Capital’s regional Chief Investment Officers (CIOs) as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.

The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between RCM Capital’s clients, senior professionals as well as its corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM Capital as well as Allianz Global Investors, its parent. LTIPA is awarded annually – for senior professionals it typically amounts to between 20-30 percent of total compensation - and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM Capital to emphasize the longer term nature of many of the projects critical for it to deliver for clients on a sustainable basis.

Profit Program. In the Profit Program, Portfolio Managers share in the profits generated by the mutual fund they manage. In this program, Portfolio Managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM Capital to manage the fund. Under this program Portfolio Managers also are eligible to participate in the LTIP program and the benefits plan referenced above.

RCM Capital’s management has included compliance with RCM Capital’s policies and procedures as a component of the annual review process, which factors in each employee’s compensation package.

RS Investments

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions (each, a “Group”), each with separate compensation and bonus structures. Stephen J. Bishop, Melissa Chadwick-Dunn and D. Scott Tracy are members of the Growth Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with the Chief Executive Officer of RS Investments, the leaders of each Group determine all salaries and bonuses for their respective Groups for the RS funds for each fiscal year end. Salaries are based on industry standards, as described above. Bonuses within the Growth Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over one-, three- and five-year periods, and (2) experience.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

SAAMCo

SAAMCo portfolio managers’ compensation has a salary, where eligible an incentive compensation component based on fund performance of the funds managed by the portfolio manager and a short term incentive (STI) bonus component. The salary is a fixed annual salary, and is generally based on the portfolio managers’ responsibilities and leadership role within the organization. The incentive compensation component is determined by fund performance of the funds managed by the portfolio manager. It is determined by the fund’s total return, net of fees, relative to the three-year and five-year Lipper, Inc. rankings, where applicable. The STI is discretionary and based on both the individual’s performance and the organizational performance of SunAmerica Financial Group in the current compensation period. In addition, SAAMCo may award long-term incentive (LTI) compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria.

SAAMCo believes its compensation program is adequate to provide incentive to portfolio managers and analysts to seek maximum performance within risk parameters described in the Funds’ prospectuses.

T. Rowe Price

Portfolio Manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that may come in the form of restricted Stock and/or stock options. Occasionally, Portfolio Managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one, three, five, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500®) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well (Blue Chip Growth Fund: S&P 500® Index, Russell 2000® Index and Lipper Large Cap Growth Category; Health Sciences Fund: Lipper Health and Biotechnology Category; Science & Technology Fund: Lipper Science & Technology Category; and Small Cap Fund: Russell 2000® Index and Lipper Small Core Category). Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a Portfolio Manager’s performance is over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other Portfolio Managers, working effectively with and mentoring T. Rowe Price’s younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued.

All employees of T. Rowe Price, including Portfolio Managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all Portfolio Managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the Portfolio Manager.

Templeton Global and Templeton Investment

Templeton Global and Templeton Investment seek to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:

Base salary. Each Portfolio Manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Managers with those of a Fund’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).

The deferred equity based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Fund shareholders. The Chief Investment Officer of Templeton Global and Templeton Investment and/or other officers of Templeton Global and Templeton Investment, as applicable, with responsibility for the Fund, have discretion in granting annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the Portfolio Manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate (Foreign Value Fund: Lipper International Multi-Cap Core Category and MSCI EAFE Index; and Global Strategy Fund: Lipper Global Flexible Portfolio Category, MSCI All Country World Index, MSCI Fixed Income Index, and JP Morgan Global Government Bond Index).

•	Non-Investment Performance. For senior Portfolio Managers, there is a qualitative evaluation based on leadership and mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the manager’s appraisal.

•

Research. Where the portfolio management team also has research responsibilities, each Portfolio Manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Additional long term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.

Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Averill and Glazer also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Description of Compensation. Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and VALIC on behalf of each Fund. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended May 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill and Glazer and Ms. Grimes and Ms. Killian are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Science & Technology Fund	S&P 500 Information Technology Index through September 30, 2009 and S&P North American Technology Sector (TR) Index from October 2009
Value Fund	Russell 1000 Value Index

WellsCap

The compensation structure for WellCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives. WellsCap utilizes investment management compensation surveys as confirmation. Incentive bonuses are typically tied to relative investment performance of all accounts under a Portfolio Manager’s management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-, 3- and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectus.

Ownership of Portfolio Shares

As of May 31, 2012, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.

PORTFOLIO TURNOVER

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Dividend Value Fund decreased from the prior fiscal year from 70% to 12%. The change in the portfolio turnover rate was the further result of Sub-adviser changes in June 2010, bringing the turnover rate in line with the book of business.

For the fiscal year ended May 31, 2011, the portfolio turnover rate of the Dividend Value Fund increased from the prior fiscal year from 41% to 70%. The changes in the portfolio turnover rate were the result of Sub-advisers and strategy changes in June 2010.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Government Securities Fund decreased from the prior fiscal year from 353% to 230%. The change in the portfolio turnover rate was due to due to current global market conditions.

For the fiscal year ended May 31, 2011, the portfolio turnover rate of the Government Securities Fund increased from the prior fiscal year from 216% to 353%. The changes in the portfolio turnover rate were due to the Sub-Adviser’s recent increase in GNMA securities lending in order to pick up incremental yield and more short term trading in response to the more volatile market.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Growth & Income Fund increased from the prior fiscal year from 167% to 227%. The change in the portfolio turnover rate was due to a change in portfolio manager (the growth sleeve) in October 2011.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the International Equities Fund increased from the prior fiscal year from 56% to 99%. The changes in the portfolio turnover rate were due to trading activity in the new emerging markets sleeves of the Fund’s portfolio.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Large Cap Core Fund increased from the prior fiscal year from 44% to 106% due to changes in sub-advisers within the last fiscal year and transitioning of the fund. Normal turnover going forward will generally be 60-80% unless market conditions dictate otherwise.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Large Capital Growth Fund increased from the prior fiscal year from 129% to 173 due to a change in portfolio manager in October 2011 and volatile macro-economic conditions.

For the fiscal year ended May 31, 2011, the portfolio turnover rate of the Large Capital Growth Fund increased from the prior fiscal year from 59% to 129%. The changes in the portfolio turnover rate were due to a manager change within the Invesco account and market activity.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Mid Cap Strategic Growth Fund decreased from the prior fiscal year from 134% to 62%. The changes in the portfolio turnover rate were the result of Sub-adviser portfolio manager changes during calendar year 2011 and differing investment styles between a previous and its replacement Sub-adviser.

For the fiscal year ended May 31, 2011, the portfolio turnover rate of the Mid Cap Strategic Growth Fund decreased from the prior fiscal year from 239% to 134%. The changes in the portfolio turnover rate were the result of Sub-adviser portfolio manager changes during 2011 and differing investment styles between a previous and its replacement Sub-adviser.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Small Cap Aggressive Growth Fund increased from the prior fiscal year from 42% to 169%. The change in the portfolio turnover rate was due to a change and transition of portfolio managers.

For the fiscal year ended May 31, 2011, the portfolio turnover rate of the Small Cap Aggressive Growth Fund decreased from the prior fiscal year from 73% to 42%. The changes in the portfolio turnover rate were because there was no trading (due to portfolio manager departure) in last few months of the FYE 2011.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Small-Mid Growth Fund decreased from the prior fiscal year from 155% to 120%. The changes in the portfolio turnover rate were due to less volatility in the market during the fiscal year.

For the fiscal year ended May 31, 2011, the portfolio turnover rate of the Small-Mid Growth Fund increased from the prior fiscal year from 74% to 155%. The changes in the portfolio turnover rate were due to changing Sub-Advisers in August 2010.

For the fiscal year ended May 31, 2012, the portfolio turnover rate of the Value Fund decreased from the prior fiscal year from 157% to 13%. The changes in the portfolio turnover rate were a result of the Fund’s change in Sub-adviser in March 2011.

For the fiscal year ended May 31, 2011, the portfolio turnover rate of the Value Fund increased from the prior fiscal year from 105% to 157%. The changes in the portfolio turnover rate were due to adding a Sub-Adviser in early 2011.

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100 Index Fund, the Blue Chip Growth Fund, and the Global Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, Dividend Value Fund, Growth & Income Fund, International Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Health Sciences Fund, the Small Cap Fund, Science & Technology Fund and Growth Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC I normally enters into principal transactions directly with the issuer or the market-maker.

When VC I purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC I purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC I purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund’s portfolios may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC I can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC I with directed brokerage and research services, described below.

Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the Portfolio Manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a proposed commission recapture target based on asset class or styles having varying liquidity and “special handling” requirements. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage commission recapture of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.

The following chart reflects the commissions recapture activity for the last three fiscal years ended May 31.

	Fiscal Year Ending	% of Average Net Assets	Fiscal Year Ending	% of Average Net Assets	Fiscal Year Ending	% of Average Net Assets
	05/31/2012	05/31/2012	05/31/2011	05/31/2011	05/31/2010	05/31/2010
Asset Allocation Fund	$3,397	0.00%	$4,981	0.00%	$5,392	0.00%
Blue Chip Growth Fund	5,054	0.00%	7,722	0.00%	11,913	0.00%
Broad Cap Value Income Fund	2,705	0.01%	1,748	0.01%	1,098	0.01%
Core Equity Fund	6,635	0.00%	15,285	0.01%	10,308	0.00%
Emerging Economies Fund	—	—	—	—	31,052	0.01%
Foreign Value Fund	10,128	0.00%	4,705	0.00%	689	0.00%
Global Real Estate Fund	1,602	0.00%	6,038	0.00%	7,386	0.00%
Global Social Awareness Fund	23,954	0.01%	33,382	0.01%	26,731	0.01%
Global Strategy Fund	2,174	0.00%	2,735	0.00%	—	—
Growth & Income Fund	7,924	0.01%	7,088	0.01%	10,220	0.01%
Health Sciences Fund	1,990	0.00%	3,749	0.00%	4,380	0.00%
International Growth Fund	1,266	0.00%	1,692	0.00%	3,998	0.00%
Large Cap Core Fund	—	—	16,804	0.01%	11,158	0.01%
Large Capital Growth Fund	35,720	0.01%	52,575	0.01%	15,991	0.00%
Mid Cap Strategic Growth Fund	24,833	0.01%	51,907	0.02%	102,087	0.04%
Science & Technology Fund	81,135	0.01%	78,505	0.01%	109,443	0.02%
Small Cap Aggressive Growth Fund	—	—	33,380	0.04%	10,539	0.02%
Small Cap Fund	35,000	0.01%	21,288	0.01%	22,374	0.01%
Small Cap Special Values Fund	10,465	0.01%	15,415	0.01%	29,752	0.01%
Small-Mid Growth Fund	22,242	0.02%	18,048	0.02%	33,104	0.04%
Value Fund	1,502	0.00%	—	—	—	—

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for VC I. The Sub-advisers will not cause VC I to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser’s ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC I’s Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended May 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.

2012 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$86,977	—	0.00%	0.00%
Blue Chip Growth Fund	97,008	—	0.00%	0.00%
Broad Cap Value Income Fund	10,925	—	0.00%	0.00%
Capital Conservation Fund	44	—	0.00%	0.00%
Core Equity Fund	199,722	—	0.00%	0.00%
Dividend Value Fund	82,263	—	0.00%	0.00%
Emerging Economies Fund	840,385	3,924	0.47%	0.34%
Foreign Value Fund	754,977	—	0.00%	0.00%
Global Real Estate Fund	580,593	213	0.04%	0.05%
Global Social Awareness Fund	403,401	—	0.00%	0.00%
Global Strategy Fund	119,011	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	419,656	—	0.00%	0.00%
Growth & Income Fund	358,289	—	0.00%	0.00%
Health Sciences Fund	58,691	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	751,407	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth Fund	566,095	—	0.00%	0.00%
Large Cap Core Fund	99,081	—	0.00%	0.00%
Large Capital Growth Fund	954,308	—	0.00%	0.00%
Mid Cap Index Fund	69,550	—	0.00%	0.00%
Mid Cap Strategic Growth Fund	314,049	1,352	0.43%	0.47%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100 Index Fund	11,807	—	0.00%	0.00%
Science & Technology Fund	1,607,296	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	251,714	—	0.00%	0.00%
Small Cap Fund	317,594	—	0.00%	0.00%
Small Cap Index Fund	61,956	—	0.00%	0.00%
Small Cap Special Values Fund	389,383	—	0.00%	0.00%
Small-Mid Growth Fund	305,567	—	0.00%	0.00%
Stock Index Fund	30,923	—	0.00%	0.00%
Value Fund	45,187	—	0.00%	0.00%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were Goldman Sachs International, J.P. Morgan Clearing Corp, J.P. Morgan Chase Bank NA and Morgan Stanley Co., Inc.

In addition, for the fiscal year ended May 31, 2012, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ Sub-advisers:

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
Asset Allocation Fund	$4,623	$0
Blue Chip Growth Fund	18,742,568	3,088
Broad Cap Value Income Fund	7,122,553	5,616
Capital Conservation Fund	N/A	N/A
Core Equity Fund	361,686,498	187,120
Dividend Value Fund	207,547,008	76,675
Emerging Economies Fund	221,089,798	230,476
Foreign Value Fund	135,240,417	115,118
Global Real Estate Fund	336,177,391	500,184
Global Social Awareness Fund	407,962	166,143
Global Strategy Fund	24,381,098	17,102
Government Securities Fund	525,052,909	0
Growth Fund	1,307,051,577	412,044
Growth & Income Fund	426,920,503	423,701
Health Sciences Fund	11,392,571	3,467
Inflation Protected Fund	N/A	N/A
International Equities Fund	107,286	0
International Government Bond Fund	N/A	N/A
International Growth Fund	546,512,816	555,878
Large Cap Core Fund	58,369,329	35,083
Large Capital Growth Fund	1,217,117,481	943,880
Mid Cap Index Fund	1,199,162,294	85,249
Mid Cap Strategic Growth Fund	352,904,884	225,448
Money Market I Fund	2,807,925,126	0
Nasdaq-100 Index Fund	203,473,065	16,600
Science & Technology Fund	855,147,603	750,387
Small Cap Aggressive Growth Fund	35,561,419	49,115
Small Cap Fund	114,941,754	144,396
Small Cap Index Fund	675,017,231	96,904
Small Cap Special Values Fund	184,867,648	344,348
Small-Mid Growth Fund	227,104,772	317,875
Stock Index Fund	1,058,526,156	70,386
Value Fund	5,774,399	3,407

2011 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$113,843	—	0.00%	0.00%
Blue Chip Growth Fund	181,663	—	0.00%	0.00%
Broad Cap Value Income Fund	12,300	—	0.00%	0.00%
Capital Conservation Fund	4	—	0.00%	0.00%
Core Equity Fund	275,779	—	0.00%	0.00%
Dividend Value Fund	112,775	—	0.00%	0.00%
Emerging Economies Fund	681,463	—	0.00%	0.00%

Foreign Value Fund	808,500	—	0.00%	0.00%
Global Real Estate Fund	630,582	—	0.00%	0.00%
Global Social Awareness Fund	577,622	—	0.00%	0.00%
Global Strategy Fund	128,763	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	452,432	21,026	4.65%	4.35%
Growth & Income Fund	333,759	—	0.00%	0.00%
Health Sciences Fund	115,281	—	0.00%	0.00%
Inflation Protected Fund	500	—	0.00%	0.00%
International Equities Fund	611,286	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth Fund	751,251	41,734	5.56%	6.12%
Large Cap Core Fund	96,367	—	0.00%	0.00%
Large Capital Growth Fund	746,371	—	0.00%	0.00%
Mid Cap Index Fund	165,266	—	0.00%	0.00%
Mid Cap Strategic Growth Fund	649,829	—	0.00%	0.00%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100 Index Fund	3,482	—	0.00%	0.00%
Science & Technology Fund	1,759,594	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	161,857	—	0.00%	0.00%
Small Cap Fund	304,168	—	0.00%	0.00%
Small Cap Index Fund	56,721	—	0.00%	0.00%
Small Cap Special Values Fund	265,862	878	0.33%	0.27%
Small-Mid Growth Fund	342,326	—	0.00%	0.00%
Stock Index Fund	198,992	—	0.00%	0.00%
Value Fund	249,876	400	0.16%	0.10%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were First Clearing, LLC, J.P. Morgan Broking (Hong Kong) Limited, J.P. Morgan Clearing Corp., J.P. Morgan Securities (Asia Pacific) Ltd., J.P. Morgan Securities Australia Ltd., J.P. Morgan Securities, Inc., J.P. Morgan Securities, Ltd. and Oppenheimer & Co., Inc.

2010 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$142,298	—	0.00%	0.00%
Blue Chip Growth Fund	226,811	—	0.00%	0.00%
Broad Cap Value Income Fund	9,518	—	0.00%	0.00%
Capital Conservation Fund	—	—	0.00%	0.00%
Core Equity Fund	190,652	—	0.00%	0.00%
Dividend Value Fund	40,686	$1,133	2.78%	0.29%
Emerging Economies Fund	1,009,234	—	0.00%	0.00%
Foreign Value Fund	621,797	—	0.00%	0.00%
Global Real Estate Fund	666,458	—	0.00%	0.00%
Global Social Awareness Fund	482,101	—	0.00%	0.00%
Global Strategy Fund	79,425	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	641,156	88,216	13.76%	5.02%

Growth & Income Fund	298,290	—	0.00%	0.00%
Health Sciences Fund	110,424	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	768,029	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth Fund	811,765	64,169	7.90%	3.23%
Large Cap Core Fund	85,732	—	0.00%	0.00%
Large Capital Growth Fund	400,123	—	0.00%	0.00%
Mid Cap Index Fund	11,118	—	0.00%	0.00%
Mid Cap Strategic Growth Fund	1,732,701	—	0.00%	0.00%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100 Index Fund	3,721	—	0.00%	0.00%
Science & Technology Fund	2,147,790	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	224,307	—	0.00%	0.00%
Small Cap Fund	93,131	—	0.00%	0.00%
Small Cap Index Fund	77,039	—	0.00%	0.00%
Small Cap Special Values Fund	574,345	—	0.00%	0.00%
Small-Mid Growth Fund	225,713	—	0.00%	0.00%
Stock Index Fund	126,542	—	0.00%	0.00%
Value Fund	348,946	2,998	0.86%	0.09%

*	The affiliated broker-dealers that effected transactions with the indicated Funds were J.P. Morgan Securities (Asia Pacific) Ltd., J.P. Morgan Securities, Inc., J.P. Morgan Securities, Ltd., Oppenheimer & Co., Inc., Cazenove & Co., J.P. Morgan Clear.

The following table sets forth the value of Funds’ holdings of securities of VC I’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2012.

Fund	Broker Dealer	Value (000’s)
Asset Allocation Fund	Bank of America Corp.	$189
	Bank of America Corp.	415
	Barclay’s PLC	51
	Citigroup, Inc.	2,050
	Citigroup, Inc.	245
	Goldman Sachs Group, Inc.	244
	Investment Technology Group, Inc.	6
	JP Morgan Chase & Co.	1,280
	JP Morgan Chase & Co.	992
	Morgan Stanley Co., Inc.	102
	Morgan Stanley Co., Inc.	240
	RBS Securities, Inc.	135
	State Street Corp.	9,166

Blue Chip Growth Fund	Citigroup, Inc.	130
	Goldman Sachs Group, Inc.	38
	JP Morgan Chase & Co.	905
	Morgan Stanley Co., Inc.	64
	State Street Corp.	1,010
	State Street Corp.	23,165

Broad Cap Value Income Fund	JP Morgan Chase & Co.	312
	State Street Corp.	1,051
	State Street Corp.	318

Capital Conservation Fund	Bank of America Corp.	621
	Barclay’s PLC	149
	Citigroup, Inc.	745
	Goldman Sachs Group, Inc.	1,734
	JP Morgan Chase & Co.	2,863
	Morgan Stanley Co., Inc.	4,143
	State Street Corp.	16,671
	Wells Fargo & Co.	2,309

Core Equity Fund	Citigroup, Inc.	1,461
	Goldman Sachs Group, Inc.	1,818
	JP Morgan Chase & Co.	2,273
	State Street Corp.	31,506

Dividend Value Fund	State Street Corp.	10,577

Emerging Economies Fund	State Street Corp.	25,262

Foreign Value Fund	BNP Paribas	11,660
	Nomura Holdings, Inc.	5,811
	State Street Corp.	53,589
	UBS AG	10,711

Global Real Estate Fund	State Street Corp.	6,754

Global Social Awareness Fund	Barclay’s PLC	827
	JP Morgan Chase & Co.	2,457
	State Street Corp.	14,428
	UBS AG	128

Global Strategy Fund	Bank of New York Mellon Corp.	2,933
	Credit Suisse Group AG	1,456
	HSBC Securities, Inc.	2,720
	JP Morgan Chase & Co.	2,913
	State Street Corp.	24,274

Government Securities Fund	Goldman Sachs Group, Inc.	209
	Morgan Stanley Co., Inc.	189
	State Street Corp.	21,438

Growth & Income Fund	Bank of America Corp.	558
	Goldman Sachs Group, Inc.	553
	JP Morgan Chase & Co.	1,241
	State Street Corp.	11,325
	State Street Corp.	309
	Wells Fargo & Co.	970

Growth Fund	State Street Corp.	83,965

Inflation Protected Fund	Bank of America Corp.	4,412
	BNP Paribas	629
	Citigroup, Inc.	9,003
	JP Morgan Chase & Co.	7,757
	Morgan Stanley Co., Inc.	6,546
	State Street Corp.	13,746
	UBS AG	2,030

International Equities Fund	Barclay’s PLC	1,681
	Credit Suisse Group AG	645
	Deutsche Bank AG	3,094
	Nomura Holdings, Inc.	1,010
	State Street Corp.	84,671
	UBS AG	1,849

International Government Bond Fund	State Street Corp.	6,330

International Growth Fund	Barclay’s PLC	595
	Barclay’s PLC	732
	BNP Paribas	1,487
	State Street Corp.	54,768
	UBS AG	3,609

Large Cap Core Fund	Citigroup, Inc.	374
	J.P. Morgan Chase & Co.	3,283
	State Street Corp.	1,640
	State Street Corp.	1,688

Large Capital Growth Fund	Goldman Sachs Group, Inc.	2,053
	JP Morgan Chase & Co.	2,411
	State Street Corp.	28,878
	Wells Fargo & Co.	3,475

Mid Cap Index Fund	State Street Corp.	332,828

Mid Cap Strategic Growth Fund	State Street Corp.	48,396

Money Market I Fund	Bank of America Corp.	16,050
	Barclay’s Bank PLC	8,120
	Citigroup, Inc.	19,041
	Deutsche Bank AG	8,000
	JP Morgan Chase & Co.	15,347
	RBC Capital Markets	17,901
	State Street Corp.	8,000
	UBS AG	105,566

Science & Technology Fund	State Street Corp.	90,485

Small Cap Aggressive Growth Fund	State Street Corp.	9,282

Small Cap Fund	State Street Bank & Trust Co.	55,006

Small Cap Index Fund	State Street Corp.	144,826
	Stifel Nicolaus & Co.	1,193

Small Cap Special Values Fund	State Street Corp.	40,860

Small-Mid Growth Fund	State Street Corp.	17,440

Stock Index Fund	Bank of America Corp.	27,971
	Citigroup, Inc.	21,884
	Goldman Sachs Group, Inc.	13,350
	State Street Corp.	261,232
	State Street Corp.	5,666

Value Fund	State Street Corp.	843

Occasions may arise when one or more of the Funds, or other accounts that may be considered affiliated persons of the Funds under the 1940 Act, desires to purchase or sell the same portfolio security at approximately the same time. Specifically, the Sub-advisers’ such written procedures provide that in allocating purchase and sale transactions made on a combined basis, the Sub-adviser will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. A Sub-adviser will not engage in a transaction as described above unless, in the Sub-adviser’s opinion, the results of the transaction will, on the whole, be in the best interests of the Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. AGDI’s address is the same as that of VALIC.

The distribution agreement between AGDI and VC I provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of Directors of VC I, or (ii) by vote of a majority of VC I’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC I’s Directors who are not “interested persons” (as defined in the 1940 Act) of VC I by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of VC I or by a vote of a majority of the outstanding voting securities of VC I, or by AGDI, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Pursuant to the distribution agreement, AGDI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC I (after typesetting and printing the copies required for regulatory filings by VC I). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses AGDI for these expenses. Thus all such expenses incurred by AGDI are passed directly on to VALIC. VC I pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

AGDI has adopted a code of ethics with similar terms and conditions to VALIC’s and VC I’s codes of ethics, as described in this Statement of Additional Information.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders.

VC I normally redeems Fund shares for cash. Although VC I, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC I portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), VC I, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC I has committed to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC I’s net asset value.

The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. The Board is responsible for the share valuation prices and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee which is responsible for, among other things, making certain determinations in connection with the Funds’ fair valuation procedures. A description of the pricing procedures that are generally used to value the securities held by a Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Option and swap contracts traded on over-the-counter markets are marked to market daily based on quotations received from an approved outside pricing service or market makers. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked-to-market daily based upon quotations from an approved outside pricing service or market makers.

Bonds, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads, models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices, in the market for such Loans, as provided by a third party service.

For the Money Market I Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market I Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Securities for which market quotations are not readily available or whose value may be significantly impacted if a development/significant event occurs, are valued as determined pursuant to procedures adopted in good faith by the Board of Directors. There is no single standard for making fair value determinations, which may result in prices that vary from those of other Funds.

A Fund’s liabilities, including proper accruals of expense times, are deducted from total assets. The net asset value of each Fund is divided by the total number of shares outstanding to arrive at the net asset value per share.

ACCOUNTING AND TAX TREATMENT

Under the Internal Revenue Code (the “Code”), each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.

So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net exempt interest income for the taxable year. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year; various remedial opportunities may be available. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the holder would remain subject to taxation thereafter even if the contract later becomes adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund could fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the Contract owner would be treated as the owner of the shares, the Contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code, all income and gain earned in past years and currently inside the Contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Since the shares of the Funds are offered only in connection with the Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the Contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Contracts, see the Prospectus for such Contracts. Purchasers of the Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

REITs in which Funds invest may hold residual interests in real estate mortgage investment conduits (“REMICs”). Certain types of income received by these Funds from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40%

thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of a Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A passive foreign investment company (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of VC I and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. VC I’s Annual Report dated May 31, 2012 is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

VC I has an authorized capitalization of 29 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 33 classes comprising 750 million to 1 billion shares each. Each of the 33 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.

Each outstanding share has one vote on all matters that shareholders vote on. Contract owners or Plan participants vote on these matters indirectly, by voting their units, or IRA owners vote their units directly. The manner in which participants vote their units depends on their Contract or Plan. See “Voting Rights” in your Contract prospectus or Plan document for a discussion and specific details about manner in which shares of the Fund are voted. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require VC I to hold regular, annual shareholder meetings. However, VC I must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the “Investment Restrictions” section, above; and (c) to fill vacancies on VC I’s Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares of all of the Funds vote to have this meeting. Then, to remove a Director at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

VC I will assist in shareholder communications.

Control Persons and Principal Holders of Securities

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At August 31, 2012, VALIC, American General Life Insurance Company (“AGL”), and Western National Life Insurance Company (“WNL”) through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

	VALIC	AGL	WNL
Asset Allocation Fund	100.00%	—	—
Blue Chip Growth Fund	99.97%	*	—
Broad Cap Value Income Fund	100.00%	—	—
Capital Conservation Fund	100.00%	—	—
Core Equity Fund	100.00%	—	—
Dividend Value Fund	99.99%	*	—
Emerging Economies Fund	100.00%	—	—
Foreign Value Fund	100.00%	—	—
Global Real Estate Fund	100.00%	—	—
Global Social Awareness Fund	100.00%	—	—
Global Strategy Fund	100.00%	—	—
Government Securities Fund	97.99%	—	*
Growth Fund	100.00%	—	—
Growth & Income Fund	96.62%	—	*
Health Sciences Fund	99.96%	*	—
Inflation Protected Fund	100.00%		*
International Equities Fund	99.43%	*	*
International Government Bond Fund	100.00%	—	*
International Growth Fund	100.00%	—	*
Large Cap Core Fund	100.00%	—	—
Large Capital Growth Fund	100.00%	—	—
Mid Cap Index Fund	99.27%	*	—
Mid Cap Strategic Growth Fund	100.00%	—	*
Money Market I Fund	92.51%	6.52%	*
Nasdaq-100 Index Fund	97.62%	*	*
Science & Technology Fund	99.80%	*	*
Small Cap Aggressive Growth Fund	100.00%	—	—
Small Cap Fund	100.00%	—	—
Small Cap Index Fund	98.94%	*	—
Small Cap Special Values Fund	100.00%	—	*
Small-Mid Growth Fund	100.00%	—	—
Stock Index Fund	97.19%	*	*
Value Fund	100.00%	—	—

*	Less than 5% ownership.

As of August 31, 2012, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of any Fund’s outstanding shares.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility

VC I has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC I and its Adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

VC I has retained a proxy voting service, the Institutional Shareholder Services (“ISS”), to effect votes on behalf of each Fund according to the Fund’s policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the Portfolio Manager may consider is the quality and depth of the company’s management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC I’s policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund’s Portfolio Manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee may generally rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of VALIC and/or the Sub-adviser of a Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of a Fund’s Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless the Fund’s objective is directly related to the social or environmental matter in question;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios; and

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest

Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of VC I’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third party.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of VALIC, VC I’s principal underwriter, or one of VALIC’s or the underwriter’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director who is not an

“interested” person, as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse him or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund’s shareholders.

Proxy Voting Records

ISS maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of Directors of VC I has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC I does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

VC I makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of VC I’s fiscal quarter.

In addition, VC I generally makes publicly available, on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information is generally made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VALIC’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by legal and compliance personnel. VALIC and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC I’s chief compliance officer and/or the Adviser’s legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC I and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

VC I’s chief compliance officer and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or useful to the Funds’ participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of VC I, the Board reviews a report detailing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a Sub-adviser is engaged to assume sub-advisory duties of a Fund, VC I routinely discloses portfolio holdings information to such Sub-adviser prior to its assumption of duties. VC I does not receive any compensation or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP (“PwC”), the Independent Registered Public Accountants; (2) Institutional Shareholder Services (“ISS”), a proxy voting service provider; (3) State Street Bank & Trust Company, Custodian; (4) Zeno Consulting Group and ITG, brokerage transaction analysis; (5) Morningstar, Lipper and Bloomberg LLP, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners (d/b/a “Diligent”), Board of Directors materials; (9) Fluent Technologies, marketing materials; and (10) Finadium, LLC, securities lending consultant PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. ISS receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds’ portfolio holdings information as the Funds’ custodian and does not publicly disclose this information. Zeno Consulting Group and ITG receive portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 20 days of each month end and makes certain information available approximately 30 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes information available through Morningstar Direct to subscribers approximately one week after its receipt. Bloomberg receives portfolio holdings information for each Fund on a monthly basis, approximately 45 days after the month end and makes information available to subscribers of Bloomberg’s databases within 1 to 14 days of its receipt. RR Donnelley has access to portfolio holdings information approximately 30 days after the Funds’ fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds’ release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information. Finadium receives portfolio holdings information as necessary to render securities lending consulting services and does not publicly disclose this information.

In addition, Wellington Management discloses the portfolio holdings of the Fund it manages to the following third parties in connection with the services it provides to the Fund (subject to confidentiality agreements between Wellington Management and such third parties):

•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•	FactSet Research Systems, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Index Funds

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular Fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company’s publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index(es) or any data included in the index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index(es) or any data included therein, or any security (or combination thereof) comprising the index(es). Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without means or limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index(es) or any data or any security (or combination thereof) included therein.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to VC I or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400® Index Fund to track general stock market performance. S&P has no obligation to take the need of VC I or VC I’s participants into consideration in determining, composing or calculating the S&P 500® Index or S&P Mid Cap 400® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the series company from the use of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Nasdaq-100®, Nasdaq-100 Index, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VC I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

Supplemental Information about the Index Funds

The Mid Cap Index Fund, NASDAQ-100 Index Fund, Small Cap Index Fund and Stock Index Fund (collectively, the “Index Funds”) each seek to provide investment results that closely correspond to the performance of the Index Fund’s respective target index. Both VALIC and SAAMCo, the investment adviser and sub-adviser to the Index Funds, respectively, are indirect wholly-owned subsidiaries of American International Group, Inc. (“AIG”). The Index Funds are permitted to trade in AIG stock to the extent AIG stock is represented in the target index.

Custodian

Pursuant to a Custodian Contract with VC I, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC I as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC I, and performing other administrative duties, all as directed by persons authorized by VC I. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC I. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

State Street also acts as the VC I’s securities lending agent and receives a share of the income generated by such activities.

Principal Underwriter

The Funds’ principal underwriter is American General Distributors, Inc’ (“AGDI”), 2929 Allen Parkway, Houston, Texas 77019. AGDI is an affiliate of VALIC.

Independent Registered Public Accounting Firm

The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston TX 77002-5678, to serve as the Independent Registered Public Accounting firm of VC I.

MANAGEMENT OF VC I

The following table lists the Directors and officers of VC I, their ages, current position(s) held with VC I, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is 2929 Allen Parkway, Houston, Texas 77019. Directors who are not deemed to be “interested persons” of VC I as defined in the 1940 Act are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of VC I is referred to as “Interested Director.” Directors and officers of VC I are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SAAMCo and distributed by AGDI, and/or other affiliates of VALIC.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
THOMAS J. BROWN AGE: 66	Director	2005-Present	Retired, Chief Compliance Officer & Chief Financial Officer, American General Asset Management, an investment adviser (since 2006).	48	Trustee, Virtus Series Fund (2011-Present); Trustee, Merrimac Funds, a mutual fund company (2004-2007).

DR. JUDITH L. CRAVEN AGE: 66	Director	1998-Present	Retired Administrator, Proprietor, JAE & Associates LLC, physician consulting (since 2003); and President, United Way, fund raiser (since 1998).	78	Director, Belo Corporation, a media company (1992-Present); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director,

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
					Luby’s Restaurant (1998-Present); Director, Hilton Hotels (1998-2011); Director, University of Texas Board of Regents (1998-2007).

WILLIAM F. DEVIN Chairman, July 2005 AGE: 73	Director and Chairman	2001-Present	Retired, Executive Vice President, Fidelity Management Resources, a broker-dealer (since 1996).	78	Director, Boston Options Exchange (2001-2011)

DR. TIMOTHY J. EBNER AGE: 63	Director	1998-Present	Professor and Head, Department of Neuroscience (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-Present); Scientific Director, Society for Research on the Cerebellum (2008-Present); President-Elect, Association of Medical School Neuroscience Department Chairpersons (2011-Present).	48	Trustee, Minnesota Medical Foundation (2003-Present).

JUDGE GUSTAVO E. GONZALES, JR. AGE: 72	Director	1998-Present	Attorney At Law, Criminal Defense and General Practice (2004-Present). Formerly, Municipal Court Judge, Dallas, Texas (1995-2004); Retired Municipal Court Judge, City of Dallas, trial court – criminal jurisdiction (since 2004).	48	N/A

DR. JOHN W. LANCASTER AGE: 88	Director	1984-Present	Pastor Emeritus (1990-Present) and Retired, Director of Planned Giving (since 2005), First Presbyterian Church, Houston, Texas.	48	N/A

KENNETH J. LAVERY AGE: 62	Director	2001-Present	Vice President, Massachusetts Capital Resource Company (1982-Present).	48	Director, Board of Overseers, Newton Wellesley Hospital (1996-2006).

DR. JOHN E. MAUPIN, JR. AGE: 65	Director	1998-Present	President, Morehouse School of Medicine, Atlanta, Georgia (2006-Present). Formerly, President, Meharry Medical College, Nashville, Tennessee (1994-2006).	48	Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); Director, Regions Financials Inc., bank holding company (2007-Present); Director, Monarch Dental Corporation (1997-2006); Director, Pinnacle Financial Partners, Inc. (2000-2006).

INTERESTED DIRECTOR

Name and Age	Position Held With Fund[1]	Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held By Director[3]
PETER A. HARBECK[4] Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 58	Director	2001-Present	President, CEO and Director, SAAMCo (1995-Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993-Present), Chairman, President and CEO, Advisor Group, Inc. (2004-Present).	87	N/A

1	Directors serve until their successors are duly elected and qualified.

2	The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes VC I (33 funds), VALIC Company II (“VC II”) (15 funds), SunAmerica Specialty Series (6 funds), SunAmerica Money Market Fund, Inc. (1 fund), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (7 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (38 portfolios), and Season Series Trust (21 portfolios).

3	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.

4	Mr. Harbeck is considered to be an interested Director because he serves as President, CEO and Director, SAAMCo; Director, SACS; and Chairman, President and CEO, Advisor Group, Inc., affiliates of the Adviser.

OFFICERS

Name and Age	Position(s) Held With Fund	Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
KURT W. BERNLOHR AGE: 51	President and Principal Executive Officer	2009-Present	President (2009-Present), VALIC Financial Advisors, Inc.; President (2009-President), VALIC Retirement Services Company; Senior Vice President (2009-Present), Vice President (2004-2009) and Associate General Counsel (2000-2004), VALIC.	N/A	N/A

GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 45	Vice President	2005-Present	Senior Vice President and General Counsel, SAAMCo (2005-Present); Vice President and Director of U.S. Asset Management Compliance, GSAM (2004-2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (“CSAM”) (2000-2004).	N/A	N/A

NORI L. GABERT AGE: 59	Vice President, Chief Legal Officer and Secretary	2000-Present	Vice President and Deputy General Counsel, (2005-Present) and Vice President and Senior Counsel (2001-2005), SAAMCo.	N/A	N/A

MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 40	Anti-Money Laundering (“AML”) Compliance Officer	2007-Present	Chief Compliance Officer, SAAMCo (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present); Vice President (2001-2006) and CCO (2005-2006), Credit Suisse Alternative Funds – Asset Management Division	N/A	N/A

OFFICERS

Name and Age	Position(s) Held With Fund	Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
DONNA M. HANDEL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 46	Vice President and Assistant Treasurer	2001-Present	Senior Vice President (2004-Present) and Vice President (1997-2004), SAAMCo.	N/A	N/A

GREGORY R. KINGSTON AGE: 46	Treasurer and Principal Financial Officer	2000-Present	Vice President, SAAMCo (2001-Present).	N/A	N/A

JOHN PACKS 99 High Street Boston, Massachusetts 02110 AGE: 56	Vice President and Senior Investment Officer	2001-Present	Senior Investment Officer, VALIC (2001-Present).	N/A	N/A

KATHERINE L. STONER AGE: 55	Vice President and Chief Compliance Officer	2011-Present	Vice President, SAAMCo (2011-Present); Vice President, VALIC and Western National Life Insurance Company (“WNL”) (2006-Present); Deputy General Counsel and Secretary, VALIC and WNL (2007-Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-Present).	N/A	Director, American General Distributors, Inc. (2006-2011)

THOMAS M. WARD AGE: 45	Vice President	2008-Present	Vice President (2009-Present) and Director (2005-2009), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009-Present).	N/A	N/A

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

Overall responsibility for oversight of the VC I funds (“VALIC Funds”) rests with the Board of Directors (the “Board”). The VALIC Funds have engaged VALIC as the investment adviser (“Adviser”) which oversees the day-to-day operations of the VALIC Funds and have engaged Sub-advisers who manage the Funds’ assets on a day-to-day basis. The VALIC Funds have also engaged SAAMCo as the VALIC Funds’ administrator. The Board is responsible for overseeing VALIC, SAAMCo and the Sub-advisers and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC I’s Articles of Incorporation and By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of nine members, eight of whom are Independent Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Director who is an interested person is present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Devin, an Independent Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SAAMCo, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SAAMCo, who carry out the Funds’ investment management and business affairs, and also by the Funds’ Sub-advisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, SAAMCo, the Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, VALIC, SAAMCo, the Sub-advisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, VALIC, the Sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. The Board has also considered the contributions that each Director can make to the Board and the VALIC Funds. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the VALIC Funds and the other funds/portfolios in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Thomas J. Brown. Mr. Brown has served as Director since 2005. Mr. Brown is also the Chairman of the Governance Committee and serves as the Audit Committee Financial Expert. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes, and is currently a trustee of Virtus Series Fund.

Dr. Judith L. Craven. Dr. Craven has served as Director since 1998. Dr. Craven is also the Chairman of the Compliance and Ethics Committee and serves as a member of both the Audit and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant, A.G. Belo Corporation, and Sysco Corporation, among other organizations.

William F. Devin. Mr. Devin has served as Director since 2001 and as Chairman of the Board since 2005. Mr. Devin also serves as a member of each of the Audit, the Brokerage and the Governance Committees. Mr. Devin gained approximately thirty years’ executive experience at Fidelity Investments. While at Fidelity Investments,

Mr. Devin served as Executive Vice President of Fidelity Capital Markets, where he was responsible for all trading involving retail and institutional accounts. Mr. Devin is the founder and former Chairman of the National Organization of Investment Professionals.

Dr. Timothy J. Ebner. Dr. Ebner has served as Director since 1998. Dr. Ebner also serves as a member of each of the Audit, the Compliance and Ethics and the Governance Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Judge Gustavo E. Gonzales, Jr. Judge Gonzales has served as Director since 1998. Judge Gonzales also serves a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Judge Gonzales has extensive experience practicing law with a litigation emphasis on criminal defense, as well as general practice. He is formerly the Judge of Municipal Court No. 5 in Dallas, Texas. Judge Gonzales also currently serves on the advisory board to Dallas Catholic Charities, Immigration and Legal Division, and volunteers at Dallas LaVoz del Anciano.

Peter A. Harbeck. Mr. Harbeck is President and Chief Executive Officer of SAAMCo and President, Chief Executive Officer and Chairman of Advisor Group, Inc. As President and Chief Executive Officer, Mr. Harbeck is responsible for all of SAAMCo’s mutual fund businesses. During his over twenty-year tenure at SAAMCo, Mr. Harbeck has held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards, and currently sits on the Board of Governors for the Investment Company Institute.

Dr. John W. Lancaster. Dr. Lancaster has served as Director since 1984. Dr. Lancaster is also Chairman of the Audit Committee and serves as a member of the Governance Committee. Dr. Lancaster is the retired Pastor and former Director of Planned Giving at First Presbyterian Church in Houston, Texas. Dr. Lancaster also has substantial experience serving on other boards of church-related organizations.

Kenneth J. Lavery. Mr. Lavery has served as Director since 2001. Mr. Lavery is also the Chairman of the Brokerage Committee and serves as a member of each of the Audit, the Governance and the Compliance and Ethics Committees. Mr. Lavery is currently a Vice President of Massachusetts Capital Resource Company at which he has nearly thirty years’ experience. Mr. Lavery also has substantial experience serving on the boards of other mutual funds and fund complexes, and has both board and executive experience at other organizations.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Director since 1998. Dr. Maupin also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation, and Regions Financials, Inc.

Effective January 1, 2012, for all VC I and VC II funds, Independent Directors receive an annual retainer of $85,000 (Chairman receives an additional $47,500 retainer) and a meeting fee of $10,000 for each Board meeting and $2,500 for each special Board meeting attended in person and $2,000 for each Board meeting conducted by telephone. Audit Committee, Brokerage Committee, Compliance and Ethics Committee and Governance Committee members receive $2,000 for each meeting attended held in conjunction with a Board Meeting. The Audit Committee and the Governance Committee chairs receive an additional retainer of $25,000, the Compliance and Ethics Committee chair receives a retainer of $8,500, and the Brokerage Committee receives a retainer of $8,500. The Audit Committee Financial Expert receives an annual retainer of $20,000.

The Audit Committee is comprised of all Independent Directors with Dr. Lancaster as Chairman and Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit

Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Mr. Brown, Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the VC I fiscal year ended May 31, 2012, the Audit Committee held 4 meetings.

The Governance Committee is comprised of all Independent Directors, with Mr. Brown as Chairperson. The Governance Committee recommends to the Board nominees for independent Director membership, reviews governance procedures and Board composition, and periodically reviews Director compensation. The VALIC Funds do not have a standing compensation committee. During the VC I fiscal year ended May 31, 2012, the Governance Committee held 2 meetings.

The Brokerage Committee is comprised of Mr. Lavery (Chairman), Mr. Devin, Judge Gonzales and Dr. Maupin. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the VC I fiscal year ended May 31, 2012, the Brokerage Committee held 2 meetings.

The Compliance and Ethics Committee is comprised of Ms. Craven (Chairperson), Dr. Ebner, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the VC I fiscal year ended May 31, 2012, the Compliance and Ethics Committee held 1 meeting.

The Independent Directors are reimbursed for certain out-of-pocket expenses by VC I. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May  31, 2012.

Director Ownership of Shares

The following tables show the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Dr. John W. Lancaster	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Director in VC I as of December 31, 2011.
[2]	Includes VC I (33 series) and VC II (15 series).

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Peter A. Harbeck	$0	$0

[1]	Includes the value of shares beneficially owned by the Interested Director in VC I as of December 31, 2011.
[2]	Includes VC I (33 series) and VC II (15 series).

As of December 31, 2011, no Independent Directors or any of their immediate family members owned beneficially or of record any securities in VALIC or AGDI or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Directors

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2012. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

Compensation Table

Fiscal Year Ended May 31, 2012

Name of Director(1)	Aggregate Compensation from Series Company	Total Compensation From Fund Complex Paid to Directors
Thomas J. Brown	$117,300	$195,500
Dr. Judith L. Craven(2)	95,250	297,230
William Devin(2)	118,800	337,130
Dr. Timothy Ebner(3)	75,735	126,225
Judge Gustavo E. Gonzales(3)	82,350	137,250
Dr. John W. Lancaster	102,900	171,500
Kenneth J. Lavery	97,500	162,500
Dr. John E. Maupin, Jr.	91,500	152,500

(1)	Directors receive no pension or retirement benefits from the Funds or any other Funds in the complex.
(2)

Includes VC I, VC II, Anchor Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Series, Inc., SunAmerica Specialty Series, and SunAmerica Money Market Fund, Inc.

(3)

Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2012, the current value of the deferred compensation is $133,242 and $86,507 for Dr. Ebner and Mr. Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to VC I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

On January 23, 2001, the Board of Directors approved a retirement plan for its independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC I and VALIC Company II are responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Generally, benefits vested under the Retirement Plan are payable for a ten-year period. In the event of a Director’s death prior to complete distribution of benefits, the Director’s beneficiary or estate will be entitled to receive installments or a discounted lump-sum payment of the remaining benefits.

At the board meeting held on April 22, 2009, the Retirement Plan was terminated effective December 31, 2008. As a result of termination, the Retirement Plan (1) was frozen as to future accruals for active Participants as of December 31, 2008, and (2) permitted active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2010. On May 24, 2010, VC I made lump-sum payments to the Directors in accordance with the terms of the Retirement Plan.

At a meeting held on October 25-26, 2010, the Board of Directors revised the Fund’s retirement policy age of 75 to provide for a Director to request an additional year of eligibility as a Director if requested by the age of 74 1/2, subject to approval by the Board, up to an additional maximum of five additional years (to age 80).

APPENDIX A

Description of Corporate Bond Ratings

Moody’s Investors Service, Inc.’s corporate bond ratings are as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor’s Corporation classifications are as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — Obligations rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC — Obligations rated “BB”, “B”, “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L — The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR — Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Description of Commercial Paper Ratings

Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors, determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer’s products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor’s Commercial Paper Ratings.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

INVESTMENT PRACTICES

For ease of reference, this table reflects the investment practices in which the Funds may engage. In the event of any discrepancy between this Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.

	Asset Allocation	Blue Chip Growth	Broad Cap Value Income	Capital Conservation	Core Equity	Dividend Value	Emerging Economies	Foreign Value	Global Real Estate	Global Social Awareness	Global Strategy
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary Receipts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Equity Securities	Y	Y	Y (>=80%)	Y(10%)	Y(>=80%)	Y	Y(>=80%)	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y(>=80%)	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Small Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
Warrants/rights	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y(10%)	Y(5%)	Y(75%)	Y	Y	Y(20%)	Y(10%)	Y	Y	Y(50%) (10% in defaulted secs)
Inflation indexed bonds	Y	N	N	N	N	N	N	Y	Y	N	Y
Junk bonds	Y	Y (5%)	Y(5%)	N	N	Y	Y(5%)	Y(5%)	Y(10%)	N	Y(40%)
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(35%)	Y(20%)	Y(20%)	Y(20%)	Y(35%)	Y(35%)	Y(100%)	Y(>=80%)	Y (75%)	Y(60%)	Y(100%)
Equity securities	Y	Y	Y	N	Y	Y	Y(>=80%)	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	Y	N	Y(20%)	N	Y	Y	Y	Y	Y	Y(50%)
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	N	Y	Y	N	Y	Y	Y	N	Y	N	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y(15%)	Y	N	Y(15%)	Y	Y	Y	N	Y	Y	N
Master Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	N	Y(5%)	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Asset Allocation	Blue Chip Growth	Broad Cap Value Income	Capital Conservation	Core Equity	Dividend Value	Emerging Economies	Foreign Value	Global Real Estate	Global Social Awareness	Global Strategy
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs.	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	Y	Y	Y	N	Y	Y	N	N	Y
Options and Futures Contracts	Y	Y(25%)	N	Y	Y(10)%	Y	Y(20%)	Y	Y	Y	Y(5%)
Options on securities/indexes	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	Y	N	Y	Y(25%)	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Options on financial futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	N	Y	N	Y	N	N	Y	Y	Y	N	Y
Unlisted options	N	Y	N	Y	Y	N	Y	Y	Y	N	Y
Other Investment Companies (and ETFs)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y(15%)	Y	Y	Y	Y(10%)	Y	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y(25%)	Y	Y	Y	Y
Reverse Repurchase Agreements	N	Y	Y	N	Y	N	Y	Y	Y	N	Y
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Short Sales (Other than against the box)	Y(5%)	N	N	Y(5%)	N	N	N	N	Y	N	N
Swap Agreements	Y	N	Y(5%)	Y(5%)	N	N	Y(20%)	Y(5%)	Y	N	Y(5%)
Credit default swaps	Y(10%)	N	N	Y	N	N	N	N	Y	N	N
Currency exchange rate swaps	Y	N	N	Y	N	N	Y	N	Y	N	N
Interest rate swaps	Y	N	N	Y	N	N	Y	N	Y	N	N
Total return swaps (equity)	N	N	Y	N	N	N	Y	Y	Y	N	Y
Unseasoned Issuers	Y (10%)	Y	N	Y (10%)	N	Y	Y	Y	Y	N	Y
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Government Securities	Growth	Growth & Income	Health Sciences	Inflation Protected	International Equities	International Government Bond	International Growth	Large Cap Core	Large Capital Growth	Mid Cap Index
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	N	Y	Y	Y	Y	Y	N	Y	Y	Y	N
Depositary Receipts	Y	Y	Y	Y(20%)	Y	Y	Y	Y	Y	Y(25%)	Y
Equity Securities	Y	Y	Y	Y(>=80%)	Y	Y(>=80%)	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y(>=80%)	Y
Common Stocks - Mid-Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)
Common Stocks - Small Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Warrants/rights	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y(>=80%)	Y	Y	Y	Y(>=80%)	Y	Y(>=65%)	Y	Y(20%)	Y	Y
Inflation indexed bonds	N	N	N	N	Y	N	Y1	N	Y	N	N
Junk bonds	N	N	N	N	Y(10%)	N	Y	N	Y(20%)	N	N
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(20%)	Y(20%)	Y(35%)	Y(35%)	Y(30%)	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(20%)	Y(25%)	Y(20%)
Equity securities	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y (U.S. dollar denom.)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	N	Y	N	Y	Y	Y(15%)	Y	Y(20%)	Y(20%)	Y	N
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(5%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	N	Y	Y	Y	N	N	N	Y	Y	Y	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

[1]	With respect to the International Government Bond Fund, the fund’s investments are limited to inflation indexed bonds of foreign government/issuers.

APPENDIX B

INVESTMENT PRACTICES

	Government Securities	Growth	Growth & Income	Health Sciences	Inflation Protected	International Equities	International Government Bond	International Growth	Large Cap Core	Large Capital Growth	Mid Cap Index
Mortgage Related Securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	N	N	Y	N	N	N	Y	N	N
Options and Futures Contracts	Y	Y	Y	Y(25%)	Y	Y	Y	Y	Y	Y(25%)	Y
Options on securities/indexes	Y	Y	Y	Y	Y	Y	Y	Y	Y(5%)	Y	Y
Writing/purchasing covered call/put options	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options on financial futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
OTC Options	Y	N	N	Y	Y	Y	Y	N	Y	Y	N
Unlisted options	Y	N	Y	Y	Y	Y	Y	N	Y	Y	N
Other Investment Companies (and ETFs)	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	N	N	N	Y	Y	N	N	N	Y	Y	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Naked)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements	Y(5%)	N	N	N	Y(5%)	N	Y	Y	Y	Y	Y
Credit default swaps	Y	N	N	N	N	N	N	Y	N	N	N
Currency exchange rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Interest rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Total return swaps (equity)	N	N	N	N	Y	N	N	N	Y	N	N
Unseasoned Issuers	N	Y	N	Y	N	N	N	Y	Y	N	N
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Mid Cap Strategic Growth	Money Market I	Nasdaq-100 Index	Science & Technology	Small Cap	Small Cap Aggressive Growth	Small Cap Index	Small Cap Special Values	Small-Mid Growth	Stock Index	Value
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Depositary Receipts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Equity Securities	Y	N	Y	Y (>=80%)	Y	Y	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	Y(>=80%)	N	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y
Common Stocks - Small Cap Issuers	Y	N	Y	Y	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(>=80%)		Y	Y
Preferred Stocks	Y	N	N	Y	Y	Y	N	Y	N	Y	Y
Warrants/rights	Y	N	Y	Y	Y	Y(15%)	Y	Y	Y	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y	Y	Y	Y	Y(20%)	Y	Y(20%)	Y(20%)	Y(35%)	Y
Inflation indexed bonds	N	N	N	N	N	N	N	Y	Y	Y	N
Junk bonds	N	N	N	N	Y (10%)	N	N	Y(5%)	N	N	Y
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(25%)	Y(20%) (U.S. dollar denom.)	Y(20%)	Y(50%)	Y(30%)	Y(10%)	Y(20%)	Y(20%)	Y(20%)	Y(20%)	Y(25%)
Equity securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	N	Y	Y(20%)	N	Y(5%)	N	Y(20%)	Y(20%)	N	Y
Hybrid Instruments	Y(10%)	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Lending Portfolio Securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Mid Cap Strategic Growth	Money Market I	Nasdaq-100 Index	Science & Technology	Small Cap	Small Cap Aggressive Growth	Small Cap Index	Small Cap Special Values	Small-Mid Growth	Stock Index	Value
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMOs	N	N	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs.	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	N	N	N	N	N	Y	N	Y	Y	N	N
Options and Futures Contracts	Y	N	Y	Y	Y(15%)	Y(15%)	Y	Y(20%)	Y(15%)	Y(33 1/3)	Y
Options on securities/indexes	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	N	Y	Y(25%)	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y
Options on financial futures contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Unlisted options	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Other Investment Companies (and ETFs)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	N	Y	Y	Y	Y	Y	Y(10%)	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y(15%)	Y	Y	Y
Short Sales (Against the Box)	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y
Short Sales (Naked)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements	N	N	Y	N	N	Y(5%)	N	Y(20%)	Y(10%)	N	Y(5%)
Credit default swaps	N	N	N	N	N	N	N	N	N	N	N
Currency exchange rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Interest rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Total return swaps (equity)	N	N	N	N	N	Y	N	Y	Y	N	Y
Unseasoned Issuers	N	N	N	Y	Y	Y	N	Y	N	N	N
When-Issued (delayed-delivery) securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

VALIC COMPANY I

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	(1)	Articles of Incorporation. (7)
	(2)	Articles Supplementary to the Articles of Incorporation, effective April 10, 1990. (7)
	(3)	Articles Supplementary to the Articles of Incorporation, effective September 28, 1990. (7)
	(4)	Amendment One to the Articles of Incorporation, effective October 1, 1991. (7)
	(5)	Amendment Two to the Articles of Incorporation, effective May 1, 1992. (7)
	(6)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1992. (7)
	(7)	Articles Supplementary to the Articles of Incorporation, effective January 20, 1994. (7)
	(8)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)
	(9)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)
	(10)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1995. (7)
	(11)	Articles of Amendment to the Articles of Incorporation, effective October 1, 1997. (6)
	(12)	Restated Articles of Incorporation, effective December 31, 2001. (10)
	(13)	Articles of Amendment to the Articles of Incorporation, effective December 31, 2001. (11)
	(14)	Articles Supplementary to Restated Articles of Incorporation, effective September 29, 2004. (16)
	(15)	Articles of Amendment to the Articles of Incorporation, effective September 16, 2005. (18)
	(16)	Articles Supplementary to Restated Articles of Incorporation, effective September 19, 2005. (18)
	(17)	Articles of Amendment to the Articles of Incorporation, effective May 8, 2006. (20)
	(18)	Articles of Amendment to the Articles of Incorporation, effective October 1, 2007. (22)
	(19)	Articles of Amendment to the Articles of Incorporation, effective December 10, 2007. (24)
	(20)	Articles Supplementary to Articles of Incorporation, effective March 10, 2008. (27)
	(21)	Articles of Amendment to the Articles of Incorporation, effective March 10, 2008. (27)
	(22)	Articles of Amendment to the Articles of Incorporation, effective October 1, 2008. (28)
	(23)	Articles of Amendment to the Articles of Incorporation, effective May 1, 2009. (29)
	(24)	Articles of Amendment to the Articles of Incorporation, effective June 4, 2010. (30)
	(25)	Articles Supplementary to Articles of Incorporation, effective August 3, 2010. (31)
	(26)	Certificate of Correction, effective March 10, 2011. (33)
	(27)	Articles of Restatement, effective March 10, 2011. (33)
	(28)	Articles of Amendment to the Articles of Restatement, effective September 30, 2011. (33)
	(29)	Articles Supplementary to Articles of Restatement, effective August 14, 2012. (Filed herewith)
b.	(1)	By-Laws as amended and restated, effective October 29, 1991. (7)
	(2)	Amended and Restated Bylaws, effective July 15, 2008. (28)
	(3)	Amended and Restated Bylaws, effective January 25, 2011. (33)

c.		Not Applicable.

d.	(1)	Investment Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and the Registrant, dated August 29, 2001, as amended on August 2, 2004. (15)
	(1)(a)	Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on October 2, 2004. (17)
	(1)(b)	Amendment No. 2 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005. (19)
	(1)(c)	Amendment No. 3 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005. (19)

(1)(d)	Amendment No. 4 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on May 26, 2006. (20)
(1)(e)	Amendment No. 5 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2007. (22)
(1)(f)	Amendment No. 6 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 10, 2007. (24)
(1)(g)	Amendment No. 7 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on March 10, 2008. (26)
(1)(h)	Amendment No. 8 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on August 1, 2008. (28)
(1)(i)	Amendment No. 9 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended October 1, 2009. (29)
(1)(j)	Amendment No. 10 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended December 1, 2009. (30)
(1)(k)	Amendment No. 11 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended March 26, 2010. (30)
(1)(l)	Amendment No. 12 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended June 1, 2010. (30)
(1)(m)	Amendment No. 13 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended June 7, 2010. (30)
(2)	Investment Sub-Advisory Agreement between VALIC and PineBridge Investments, LLC (formerly AIG Global Investment Corp.), dated March 26, 2010. (31)
(3)	Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc., dated April 27, 2010. (31)
(4)	Investment Sub-Advisory Agreement between VALIC and Franklin Portfolio Associates, LLC, dated June 21, 2004. (15)
(5)	Investment Sub-Advisory Agreement between VALIC and OppenheimerFunds, Inc., dated June 21, 2004. (15)
(6)(a)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated January 1, 2002. (11)
(6)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Sun America Asset Management Corp., dated December 20, 2004. (17)
(6)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Sun America Asset Management Corp., dated October 9, 2005. (31)
(6)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Sun America Asset Management Corp., dated October 31, 2007. (31)
(6)(e)	Amendment No. 4 to Investment Sub-Advisory Agreement between VALIC and Sun America Asset Management Corp., dated August 10, 2009. (31)
(6)(f)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., (Index Funds), dated March 26, 2010. (31)
(6)(g)	Amendment No. 5 to Investment Sub-Advisory Agreement between VALIC and Sun America Asset Management Corp., dated June 1, 2010. (31)
(6)(h)	Amendment No. 6 to Investment Sub-Advisory Agreement between VALIC and Sun America Asset Management Corp., dated June 7, 2010. (31)
(7)(a)	Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Science & Technology Fund), dated August 29, 2001. (8)
(7)(b)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc., dated August 1, 2008. (28)
(8)	Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Founders/T. Rowe Small Cap Fund), dated August 29, 2001. (8)
(9)(a)	Investment Sub-Advisory Agreement between VALIC and Wellington Management Company LLP, dated August 29, 2001. (8)
(9)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP, dated January 1, 2002. (23)
(9)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP, dated April 23, 2003. (23)
(9)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Science & Technology Fund), dated January 29, 2007. (21)

(9)(e)	Amendment No. 4 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Science & Technology Fund), dated October 31, 2007. (33)
(9)(f)	Amendment No. 5 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Value Fund), dated March 14, 2011. (33)
(10)(a)	Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Large Capital Growth Fund), dated December 20, 2004. (17)
(10)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (International Growth I Fund), dated June 20, 2005. (19)
(10)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc., dated October 31, 2007. (25)
(10)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Small Cap Fund & Real Estate Fund), dated March 10, 2008. (27)
(10)(e)	Investment Sub-Sub-Advisory Agreement between VALIC, A I M Capital Management, Inc., and INVESCO Institutional (N.A.), Inc., (Real Estate Fund), dated March 10, 2008. (27)
(10)(f)	Assignment and Assumption Agreement by Invesco Advisers, Inc. of the Investment Sub-Advisory Agreement between VALIC and Invesco Aim Capital Management, Inc. and the Investment Sub-Sub-Advisory Agreement between VALIC, Invesco Aim Capital Management, Inc., and INVESCO Institutional (N.A.), Inc., dated December 31, 2009. (31)
(11)	Investment Sub-Advisory Agreement between VALIC and Brazos Capital Investment Management (Mid Capital Growth Fund), dated December 20, 2004. (17)
(12)(a)	Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc. (Mid Capital Growth Fund), dated December 20, 2004. (17)
(12)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc., dated January 26, 2010. (31)
(13)	Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (International Growth I Fund), dated June 20, 2005. (18)
(14)(a)	Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC (Science & Technology Fund), dated September 19, 2005. (18)
(14)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC, dated October 31, 2007. (33)
(15)	Investment Sub-Advisory Agreement between VALIC and Barrow, Hanley, Mewhinney & Strauss, Inc. (Broad Cap Value Fund), dated December 5, 2005. (20)
(16)	Investment Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC (Large Cap Core Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund), dated December 5, 2005. (20)
(17)(a)	Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund), dated December 5, 2005. (20)
(17)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund) dated June 1, 2010. (31)
(18)	Investment Sub-Advisory Agreement between VALIC and Putnam Investment Management, LLC (Small Cap Special Values Fund, Global Equity Fund), dated August 3, 2007. (22)
(19)	Investment Sub-Advisory Agreement between VALIC and Templeton Global Advisers Limited (Foreign Value Fund), dated December 5, 2005. (20)
(20)(a)	Investment Sub-Advisory Agreement between VALIC and Templeton Investment Counsel, LLC (Global Strategy Fund), dated December 5, 2005. (20)
(20)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Templeton Investment Counsel, LLC (Global Strategy Fund), dated June 1, 2010. (31)
(21)	Investment Sub-Advisory Agreement between Bridgeway Capital Management, Inc. (Small Cap Fund) dated October 1, 2006. (20)
(22)(a)	Investment Sub-Advisory Agreement between VALIC and Wells Capital Management, Incorporated (Small Cap Aggressive Growth Fund), dated January 19, 2007. (21)
(22)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wells Capital Management, Incorporated (Small Cap Aggressive Growth Fund), dated October 31, 2007. (31)

(22)(c)	Assignment and Assumption Agreement by Wells Capital Management, Incorporated of the Investment
Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC dated
April 1, 2010. (31)
	(23)(a)		Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Core Equity Fund) dated March 5, 2007. (21)
	(23)(b)		Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Dividend Value Fund), dated June 7, 2010. (31)
	(24)(a)		Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc., dated April 27, 2010. (31)
	(24)(b)		Form of Transfer and Assumption Agreement of the Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. to American Century Investment Management, Inc. effective July 16, 2010. (31)
	(25)		Investment Sub-Advisory Agreement between VALIC and Goldman Sachs Asset Management, L.P. (Real Estate Fund), dated March 10, 2008. (27)
	(26)		Investment Sub-Advisory Agreement between VALIC and BlackRock Financial Management, Inc. (Global Equity Fund), dated September 14, 2009. (29)
	(27)		Investment Sub-Advisory Agreement between VALIC and Dreman Value Management, LLC (Small Cap Special Values Fund), dated September 14, 2009. (29)
	(28)		Investment Sub-Advisory Agreement between VALIC and Century Capital Management, LLC (Small-Mid Growth Fund), dated August 9, 2010. (31)
	(29)		Investment Sub-Advisory Agreement between VALIC and RS Investment Management Co., LLC (Small Cap Aggressive Growth Fund), dated August 22, 2011. (33)
	(30)(a)		Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Emerging Economies Fund, formerly Global Equity Fund), dated October 1, 2011. (33)
	(30)(b)		Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Government Securities Fund), dated November 14, 2011. (Filed herewith)
	(31)		Investment Sub-Advisory Agreement between VALIC and Columbia Management Investment Advisers, LLC (Large Cap Core Fund), dated November 14, 2011. (Filed herewith)

e.			Distribution Agreement between Registrant and American General Distributors, Inc., dated October 19, 2005. (20)

f.			Not Applicable.

g.	(1)	(a)	Custodian Contract between Registrant and State Street Bank and Trust Company, dated January 27, 1994. (7)
		(b)	Custodian Fee Schedule between Registrant and State Street Bank and Trust Company. (6)
		(c)	Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company, dated October 30, 1995. (6)
		(d)	Amendment to Custodian Contract, dated October 18, 2000. (9)
		(e)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. (21)

	(2)	(a)	Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company effective December 1, 2008. (29)
		(b)	Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company dated June 9, 2011. (Filed herewith)

h.	(1)	(a)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC, dated October 30, 2007. (24)
		(b)	Master Transfer Agency and Service Agreement between Registrant and VALIC, dated February 15, 2009. (29)
	(2)		Amended and Restated Accounting Services Agreement between Registrant and

VALIC effective May 1, 2001. (8)
	(3)	(a)	Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007 (amended Schedule I effective March 10, 2008). (31)
		(b)	Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007 (amended Schedule I effective August 14, 2012). (Filed herewith)
	(4)		Remote Access Service Agreement between Registrant and State Street Bank and Trust Company, dated August 18, 2003. (14)

i.			Legal Opinion. (Filed herewith)

j.			Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP. (Filed herewith)

k.			Not Applicable.

l.			Not Applicable.

m.			Not Applicable.

n.			Not Applicable.

o.			Reserved.

p.	(1)		Code of Ethics – American Century Investment Management, Inc.(29)
	(2)		Code of Ethics – T. Rowe Price Associates, Inc. (Filed herewith )
	(3)		Code of Ethics – Wellington Management Company, LLP (21)
	(4)		Code of Ethics – SunAmerica Asset Management Corp. (Filed herewith)
	(5)		Code of Ethics – PineBridge Investments, LLC (formerly AIG Global Investment Corp. and Brazos Capital Management, L.P.) (33)
	(6)		Code of Ethics – OppenheimerFunds, Inc. (20)
	(7)		Code of Ethics – Invesco Advisers, Inc. (formerly Invesco Aim Capital Management, Inc.) (31)
	(8)		Code of Ethics – Morgan Stanley Asset Management Inc. (17)
	(9)		Code of Ethics – Massachusetts Financial Services Company (18)
	(10)		Code of Ethics – RCM Capital Management, LLC (Filed herewith)
	(11)		Code of Ethics – Barrow, Hanley, Mewhinney & Strauss, Inc. (33)
	(12)		Code of Ethics – Franklin Advisers, Inc. (19)
	(13)		Code of Ethics – Templeton Investment Counsel, LLC (19)
	(14)		Code of Ethics – Templeton Global Advisers Limited (19)
	(15)		Code of Ethics – Bridgeway Capital Management, Inc. (Filed herewith)
	(16)		Code of Ethics – Wells Capital Management, Incorporated (31)
	(17)		Code of Ethics – BlackRock Investment Management, LLC and BlackRock Financial Management, Inc. (21)
	(18)		Code of Ethics – Goldman Sachs Asset Management, LP (26)
	(19)		Code of Ethics – Dreman Value Management, LLC (33)
	(20)		Code of Ethics – Century Capital Management, LLC (31)
	(21)		Code of Ethics – Tocqueville Asset Management, LP (Filed herewith)

q.			Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven, Mr. William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Mr. Peter Harbeck, Dr. John W. Lancaster, Mr. Kenneth Lavery and Dr. John E. Maupin, Jr. (Filed herewith)

Footnotes:

1. Incorporated by reference to the Registrant’s Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No. 0000950129-96-002176).

6. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No. 0000950129-98-004009).

8. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

9. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

10. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

11. Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12. Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13. Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14. Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

15. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-83631).

16. Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 4, 2004 (File No. 2-83681).

17. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2004 (File No. 2-83681).

18. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 13, 2005 (File No. 2-83681).

19. Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2005 (File No. 2-83681).

20. Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2006 (File No. 2-83681).

21. Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 19, 2007 (File No. 2-83681).

22. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 2007 (File No. 2-83681).

23. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 2, 2007 (File No. 2-83681).

24. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 5, 2007 (File No. 2-83681).

25. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2007 (File No. 2-83681).

26. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 7, 2008 (File No. 2-83681).

27. Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2008 (File No. 2-83681).

28. Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2008 (File No. 2-83681).

29. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2009 (File No. 2-83681).

30. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 26, 2010 (File No. 2-83681).

31. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2010 (File No. 2-83681).

32. Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2011 (File No. 2-83681).

33. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 27, 2011 (File No. 2-83681).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

Article IX of the Registrant’s Restated Articles

(a) The Corporation shall indemnify or advance any expenses to Directors and officers to the extent permitted or required by Section 2-418 of the Maryland General Corporation Law, provided, however, that the Corporation shall only be required to indemnify or advance expenses to any person pursuant to Section 2-418(j)(3) of the Maryland General Corporation Law to the extent specifically approved by resolution adopted by the Board of Directors.

(b) The indemnification provided hereunder shall continue as to a person who has ceased to be a Director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(c) Nothing contained in this Article shall be construed to protect any Director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office (“Disabling Conduct”). The means for determining whether indemnification shall be made shall be (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Corporation nor parties to the proceeding (“Disinterested Non-Party Directors”), or (b) an independent legal counsel in a written opinion.

(d) Nothing contained in this Article shall be construed to permit the advancement of legal expenses for the defense of a proceeding brought by the Corporation or its security holders against a Director or officer of the Corporation unless an undertaking is furnished by or on behalf of the Indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, and the Indemnitee complies with at least one of the following conditions: (i) the Indemnitee shall provide a security for his undertaking, (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

Article XI of the Registrant’s By-laws

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article XI shall be subject to applicable requirements of the Investment Company Act and of the charter of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article XI, nor the adoption or amendment of any other provision of the charter of the Corporation or these Bylaws inconsistent with this Article XI, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors’ & Officers’ Professional Liability Insurance Policy of $50 million in the aggregate.

Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement. Information concerning business and other connections of VALIC’s directors and officers is incorporated herein by reference to VALIC’s Form ADV (File no. 801-8138), which is currently on file with the SEC.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)

American General Distributors, Inc. (“AGDI”) (the “Distributor”) acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company II (“VC II”). The principal business address for all the officers and directors shown below is 2929 Allen Parkway, Houston, Texas 77019.

(b)	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal Business Address	Position and Offices With Underwriter American General Distributors, Inc.
Kurt W. Bernlohr*	Chairman, President & Chief Executive Officer
David H. den Boer	Director, Senior Vice President & Assistant Secretary

Thomas G. Norwood	Director and Executive Vice President
Jim Coppedge	Secretary
Katherine Stoner	Vice President
Thomas M. Ward	Vice President
Krien VerBerkmoes	Chief Compliance Officer
John Reiner	Chief Financial Officer & Treasurer
Paul Hoepfl	Assistant Treasurer
Louis V. McNeal	Assistant Treasurer
Robert C. Bauman	Assistant Vice President
Debra L. Herzog	Assistant Secretary
Paula Payne	Assistant Secretary
Daniel R. Cricks	Tax Officer

*Kurt W. Bernlohr also serves as President of the Registrant and VC II.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

THE CUSTODIAN:

The State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

THE ADMINISTRATOR:

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, Texas 75201-2671

BlackRock Investment Management, LLC

1 University Square Drive

Princeton, New Jersey 08540

Bridgeway Capital Management, Inc.

20 Greenway Plaza, Suite 450

Houston, Texas 77046

Century Capital Management, LLC

100 Federal Street

Boston, Massachusetts 02110

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, New Jersey 07311

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-1906

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Invesco Advisers, Inc.

1555 Peachtree Street, NE

Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

PineBridge Investments, LLC

399 Park Avenue

New York, New York 10022

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, California 94105

RS Investment Management Co. LLC

388 Market Street, Suite 1700

San Francisco, California 94111

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Templeton Global Advisors Limited

Lyford Cay, Nassau, Bahamas

Templeton Investment Counsel, LLC

300 SE 2nd Street

Fort Lauderdale, Florida 33301

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Wells Capital Management Incorporated

525 Market Street

San Francisco, CA 94105

ITEM 34. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 61 (the “Amendment”) to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 20th day of September, 2012.

VALIC COMPANY I

(Registrant)

By:	/s/ KURT W. BERNLOHR
Kurt W. Bernlohr
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ KURT W. BERNLOHR Kurt W. Bernlohr	President (Principal Executive Officer)	September 20, 2012
/s/ GREGORY R. KINGSTON Gregory R. Kingston	Treasurer (Principal Financial Officer)	September 20, 2012
* Thomas J. Brown	Director	September 20, 2012
* Judith Craven	Director	September 20, 2012
* William F. Devin	Director	September 20, 2012
* Timothy J. Ebner	Director	September 20, 2012
* Gustavo E. Gonzales, Jr.	Director	September 20, 2012
* Peter A. Harbeck	Director	September 20, 2012
* John W. Lancaster	Director	September 20, 2012
* Kenneth J. Lavery	Director	September 20, 2012
* John E. Maupin, Jr.	Director	September 20, 2012

*By:	/s/ NORI L. GABERT
Nori L. Gabert
Attorney-in-Fact

EXHIBIT INDEX

ITEM 28.

a.(29)	Articles Supplementary to the Articles of Restatement, effective August 14, 2012

d.(30)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Government Securities Fund), dated November 14, 2011

d.(31)	Investment Sub-Advisory Agreement between VALIC and Columbia Management Investment Advisers, LLC (Large Cap Core Fund), dated November 14, 2011

g.(2)(b)	First Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company dated June 9, 2011

h.(3)(b)	Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007 (amended Schedule I effective August 14, 2012)

i.	Legal Opinion

j.	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP

p.(2)	Code of Ethics – T. Rowe Price Associates, Inc.

p.(4)	Code of Ethics – SunAmerica Asset Management Corp.

p.(10)	Code of Ethics – RCM Capital Management, LLC

p.(15)	Code of Ethics – Bridgeway Capital Management, Inc.

p.(21)	Code of Ethics – Tocqueville Asset Management, LP

q.

Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven, Mr. William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Mr. Peter Harbeck, Dr. John W. Lancaster, Mr. Kenneth Lavery and Dr. John E. Maupin, Jr.